UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – October 31, 2014

Item 1.	Reports to Stockholders.

October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India Growth Fund

ALPS Real Asset Income Fund

ALPS | Red Rocks Listed Private Equity Fund

ALPS | Sterling ETF Tactical Rotation Fund

ALPS | Westport Resources Hedged High Income Fund

ALPS | WMC Disciplined Value Fund

Clough China Fund

RiverFront Global Allocation Series

An ALPS Advisors Solution

table of

Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

Examples. As a shareholder of the Funds, you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2014 and held until October 31, 2014.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2014 – October 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)	Expenses Paid During Period May 1, 2014 - October 31, 2014(b)
ALPS | Alerian MLP Infrastructure Index Fund
Class A
Actual	$ 1,000.00	$ 1,056.10	1.23%	$ 6.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.00	1.23%	$ 6.26
Class C
Actual	$ 1,000.00	$ 1,053.70	1.85%	$ 9.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.88	1.85%	$ 9.40
Class I
Actual	$ 1,000.00	$ 1,057.80	0.85%	$ 4.41
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Class A
Actual	$ 1,000.00	$ 879.50	1.45%	$ 6.87
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.90	1.45%	$ 7.38
Class C
Actual	$ 1,000.00	$ 876.70	2.05%	$ 9.70
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.87	2.05%	$ 10.41
Class I
Actual	$ 1,000.00	$ 880.40	1.15%	$ 5.45
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85

1 | October 31, 2014

Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)	Expenses Paid During Period May 1, 2014 - October 31, 2014(b)
ALPS | Kotak India Growth Fund(d)
Class A
Actual	$ 1,000.00	$ 1,321.30	1.90%	$ 11.12
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.63	1.90%	$ 9.65
Class C
Actual	$ 1,000.00	$ 1,318.30	2.60%	$ 15.19
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,012.10	2.60%	$ 13.19
Class I
Actual	$ 1,000.00	$ 1,323.70	1.60%	$ 9.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.14	1.60%	$ 8.13
ALPS Real Asset Income Fund(e)
Class A
Actual	$ 1,000.00	$ 993.70	1.40%	$ 7.04
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.40%	$ 7.12
Class C
Actual	$ 1,000.00	$ 990.70	2.00%	$ 10.04
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.12	2.00%	$ 10.16
Class I
Actual	$ 1,000.00	$ 996.40	1.00%	$ 5.03
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.16	1.00%	$ 5.09
ALPS | Red Rocks Listed Private Equity Fund
Class A
Actual	$ 1,000.00	$ 944.30	1.59%	$ 7.79
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.19	1.59%	$ 8.08
Class C
Actual	$ 1,000.00	$ 941.40	2.15%	$ 10.52
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.37	2.15%	$ 10.92
Class I
Actual	$ 1,000.00	$ 946.10	1.25%	$ 6.13
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Class R
Actual	$ 1,000.00	$ 945.20	1.63%	$ 7.99
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.99	1.63%	$ 8.29
ALPS | Sterling ETF Tactical Rotation Fund(f)
Class A
Actual	$ 1,000.00	$ 997.00	1.55%	$ 5.22
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.39	1.55%	$ 7.88
Class C
Actual	$ 1,000.00	$ 995.00	2.15%	$ 7.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.37	2.15%	$ 10.92
Class I
Actual	$ 1,000.00	$ 998.00	1.15%	$ 3.87
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.41	1.15%	$ 5.85

2 | October 31, 2014

Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)	Expenses Paid During Period May 1, 2014 - October 31, 2014(b)
ALPS | Westport Resources Hedged High Income Fund
Class A
Actual	$ 1,000.00	$ 994.30	2.39%	$ 12.01
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.16	2.39%	$ 12.13
Class C
Actual	$ 1,000.00	$ 991.30	2.99%	$ 15.01
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,010.13	2.99%	$15.15
Class I
Actual	$ 1,000.00	$ 996.30	1.99%	$ 10.01
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.17	1.99%	$ 10.11
ALPS | WMC Disciplined Value Fund
Class A
Actual	$ 1,000.00	$ 1,052.00	1.40%	$ 7.24
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.40%	$ 7.12
Class C
Actual	$ 1,000.00	$ 1,047.50	2.15%	$ 11.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.37	2.15%	$ 10.92
Class I
Actual	$ 1,000.00	$ 1,053.10	1.15%	$ 5.95
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Clough China Fund
Class A
Actual	$ 1,000.00	$ 1,134.20	1.95%	$ 10.49
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.38	1.95%	$ 9.91
Class C
Actual	$ 1,000.00	$ 1,129.90	2.70%	$ 14.49
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,011.59	2.70%	$ 13.69
Class I
Actual	$ 1,000.00	$ 1,135.50	1.70%	$ 9.15
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.64	1.70%	$ 8.64
RiverFront Conservative Income Builder Fund
Class A
Actual	$ 1,000.00	$ 1,009.80	1.15%	$ 5.83
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Class C
Actual	$ 1,000.00	$ 1,006.80	1.90%	$ 9.61
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.63	1.90%	$ 9.65
Class I
Actual	$ 1,000.00	$ 1,011.90	0.90%	$ 4.56
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58
RiverFront Dynamic Equity Income Fund
Class A
Actual	$ 1,000.00	$ 1,016.60	1.15%	$ 5.85
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Class C
Actual	$ 1,000.00	$ 1,013.00	1.90%	$ 9.64
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.63	1.90%	$ 9.65
Class I
Actual	$ 1,000.00	$ 1,018.80	0.90%	$ 4.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58

3 | October 31, 2014

Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)	Expenses Paid During Period May 1, 2014 - October 31, 2014(b)
RiverFront Global Allocation Fund
Class A
Actual	$ 1,000.00	$ 1,013.10	1.15%	$ 5.84
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Class C
Actual	$ 1,000.00	$ 1,009.40	1.90%	$ 9.62
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.63	1.90%	$ 9.65
Class I
Actual	$ 1,000.00	$ 1,013.30	0.90%	$ 4.57
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58
RiverFront Global Growth Fund
Class A
Actual	$ 1,000.00	$ 1,011.80	1.15%	$ 5.83
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Class C
Actual	$ 1,000.00	$ 1,008.00	1.90%	$ 9.62
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.63	1.90%	$ 9.65
Class I
Actual	$ 1,000.00	$ 1,013.10	0.90%	$ 4.57
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58
Class L
Actual	$ 1,000.00	$ 1,013.10	0.90%	$ 4.57
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58
Investor Class
Actual	$ 1,000.00	$ 1,011.80	1.15%	$ 5.83
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
RiverFront Moderate Growth & Income Fund
Class A
Actual	$ 1,000.00	$ 1,021.20	1.15%	$ 5.86
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Class C
Actual	$ 1,000.00	$ 1,017.50	1.90%	$ 9.66
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.63	1.90%	$ 9.65
Class I
Actual	$ 1,000.00	$ 1,022.50	0.90%	$ 4.59
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(e)	Includes expenses of the ALPS Real Asset Income Fund (Cayman) Ltd. (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(f)

The ALPS | Sterling ETF Tactical Rotation Fund commenced operations on July 1, 2014. For purposes of calculating the “Actual” figures, actual number of days from commencement of operations through October 31, 2014 were used (123 days).

4 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Management Commentary	October 31, 2014 (Unaudited)

During the six-month period of May 1, 2014 to October 31, 2014, the Alerian MLP Infrastructure Index Fund’s Class A shares delivered a net return of 5.61% at Net Asset Value. Class A delivered a net return of -0.17% at MOP (Maximum Offering Price), Class C was 4.37% with CDSC (Contingent Deferred Sales Charge), and Class I was 5.78%. This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“AMZI Index”), which gained 5.9% on a price-return and 8.9% on a total return basis. The difference in the performance between the Index and ALERX is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s c-corporation structure.

During the period, the fund paid three distributions:

•	$0.175 per share on May 13, 2014
•	$0.177 per share on August 13, 2014
•	$0.180 per share on October 31, 2014

These distributions represent 0.6%, 1.1%, and 1.7% increases from their previous quarters. On an annual basis, the Fund has increased its distribution by 5.0% when comparing the October 31, 2014 distribution versus the November 15, 2013 distribution of $0.1715.

Top contributors to the Fund during the period include El Paso Pipeline Partners (EPB), Kinder Morgan Energy Partners (KMP), Enbridge Energy Partners (EEP), and Energy Transfer Partners (ETP). Eight MLPs in the Fund generated negative returns during the period, including Crestwood Midstream Partners (CMLP) and Genesis Energy (GEL). During the period, EQT Midstream Partners (EQM) was added to the Fund and TC Pipelines (TCP) was removed from the Fund.

The energy markets experienced high volatility particularly during September and October, as West Texas Intermediate (WTI) oil prices retracted on fears of global supply outpacing global demand. From its June 13 high of $107.49, WTI had fallen over 25% to $80.53 by the end of October. While the majority of MLPs operate toll-road business models that rarely take title to the underlying commodity, there were a few weeks where MLPs were not immune to the headline risk. The Fund saw the greatest amount of volatility during the first two weeks of October, sharply falling 13.5% from September 30 until October 14, retracting all gains since March 2014. Despite WTI’s continued decline in the two weeks following, the Fund quickly rebounded, netting a 4.9% loss for all of October. While MLPs exhibited a strong correlation to declining crude prices over the course of two weeks, over the long run, MLPs have exhibited a weak correlation to commodity prices, whether they are crude oil, natural gas, or natural gas liquids.

Despite the volatility, the amount of announced organic projects from master limited partnerships (“MLPs”) seemingly has not slowed down. Regardless of commodity prices, the MLP-owned energy infrastructure assets, including pipelines, storage facilities, and processing plants, are and will be the bridge by which the reserves and production in supply basins make their way to demand centers. With toll-road business models anchored by inflation-indexed tariff increases and billions of dollars of infrastructure opportunities over the next few decades, we believe that MLPs continue to represent a compelling potential investment opportunity for investors seeking after-tax yield.

The views and information discussed in this commentary are as of the date of publication, are subject to change. The views expressed are those of the Investment Advisor. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. ALPS Advisors, Inc. and Alerian do not accept any liability for losses either direct or consequential caused by the use of this information.

5 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	1 Year	Since Inception^	Total Expense Ratio*	What You Pay**
Class A (NAV)	5.61%	10.06%	14.44%	8.47%	6.63%
Class A (MOP)	-0.17%	3.98%	10.97%
Class C (NAV)	5.37%	9.63%	13.97%	8.87%	7.01%
Class C (CDSC)	4.37%	8.63%	13.97%
Class I	5.78%	10.23%	14.64%	8.56%	6.38%
Alerian MLP Infrastructure Index[1]	8.92%	16.75%	24.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

6 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Performance Update	October 31, 2014 (Unaudited)

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

[1]

Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2012. The Fund commenced operations on January 2, 2013.
*	Excludes current and deferred income tax expense.
**	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †
Kinder Morgan Energy Partners LP	10.12%
Enterprise Products Partners LP	9.33%
Energy Transfer Partners LP	8.54%
Magellan Midstream Partners LP	7.55%
Plains All American Pipeline LP	7.04%
MarkWest Energy Partners LP	6.51%
Buckeye Partners LP	4.87%
Regency Energy Partners LP	4.72%
Williams Partners LP	4.36%
ONEOK Partners LP	4.24%
Top Ten Holdings	67.28%

†	Holdings are subject to change. Table presents approximate values only.

Industry Sector Allocation (as a % of Total Investments)

7 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
MASTER LIMITED PARTNERSHIPS (102.39%)
Gathering & Processing (31.75%)
Pipelines (31.75%)
Access Midstream Partners LP	13,013	$810,580
Atlas Pipeline Partners LP	9,753	357,935
Crestwood Midstream Partners LP	19,165	381,192
DCP Midstream Partners LP	11,007	582,821
EnLink Midstream Partners LP	11,820	354,600
MarkWest Energy Partners LP	22,345	1,565,267
Regency Energy Partners LP	37,849	1,135,470
Targa Resources Partners LP	12,961	791,658
Western Gas Partners LP	8,694	607,710
Williams Partners LP	20,335	1,048,269

		7,635,502

TOTAL GATHERING & PROCESSING		7,635,502

Natural Gas Transportation (28.37%)
Pipelines (28.37%)
El Paso Pipeline Partners LP	17,571	714,261
Energy Transfer Partners LP	31,863	2,052,933
Enterprise Products Partners LP	60,809	2,243,852
EQT Midstream Partners LP	5,019	444,583
ONEOK Partners LP	19,937	1,018,781
Spectra Energy Partners LP	6,444	347,976

		6,822,386

TOTAL NATURAL GAS TRANSPORTATION		6,822,386

Petroleum Transportation (42.27%)
Pipelines (42.27%)
Buckeye Partners LP	15,520	1,170,208
Enbridge Energy Partners LP	26,538	957,226
Genesis Energy LP	9,353	448,757
Kinder Morgan Energy Partners LP	25,959	2,434,954
Magellan Midstream Partners LP	22,179	1,815,795
NuStar Energy LP	8,324	506,099
Plains All American Pipeline LP	30,053	1,693,487
Sunoco Logistics Partners LP	18,240	870,595
Tesoro Logistics LP	4,800	270,240

		10,167,361

TOTAL PETROLEUM TRANSPORTATION		10,167,361

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $21,159,320)		24,625,249

Shares	Value (Note 2)
TOTAL INVESTMENTS (102.39%) (Cost $21,159,320)	$24,625,249

Liabilities In Excess Of Other Assets (-2.39%)	(575,784)

NET ASSETS (100.00%)	$24,049,465

Common Abbreviations:

LP - Limited Partnerships.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

8 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$24,625,249
Receivable for shares sold	384,101
Dividends receivable	187,045
Receivable due from advisor	6,427
Income tax receivable	139
Prepaid expenses and other assets	31,937
Total Assets	25,234,898
LIABILITIES
Deferred tax liability	1,119,965
Franchise tax payable	3,810
Payable for shares redeemed	1,108
Payable due to custodian - overdraft	17,811
Administration and transfer agency fees payable	2,624
Distribution and services fees payable	9,616
Trustees’ fees and expenses payable	161
Professional fees payable	23,204
Accrued expenses and other liabilities	7,134
Total Liabilities	1,185,433
NET ASSETS	$24,049,465

NET ASSETS CONSIST OF
Paid-in capital	$22,348,581
Accumulated net investment loss, net of deferred income taxes	(162,705)
Accumulated net realized loss on investments, net of deferred income taxes	(360,533)
Net unrealized appreciation on investments, net of deferred income taxes	2,224,122
NET ASSETS	$24,049,465

INVESTMENTS, AT COST	$21,159,320

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$11.32
Net Assets	$10,619,224
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	938,237
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.98
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.23
Net Assets	$6,772,529
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	602,851
Class I:
Net Asset Value, offering and redemption price per share	$11.36
Net Assets	$6,657,712
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	586,028

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

9 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statements of Operations

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$60	$33
Distributions from master limited partnerships	564,418	487,557
Less return of capital distributions	(564,418)	(487,557)
Total Investment Income	60	33
EXPENSES
Investment advisory fees	69,776	59,609
Administrative and transfer agency fees	11,399	10,014
Distribution and service fees
Class A	19,206	20,539
Class C	25,212	15,441
Professional fees	56,344	63,165
Reports to shareholders and printing fees	1,236	2,145
State registration fees	19,047	27,509
SEC registration fees	1,040	1,322
Insurance fees	97	96
Franchise tax expenses	1,941	1,869
Custody fees	10,854	12,881
Trustees’ fees and expenses	310	330
Offering costs	–	46,017
Miscellaneous expenses	11,153	12,614
Total Expenses	227,615	273,551
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(48,763)	(95,994)
Class C	(24,506)	(28,674)
Class I	(23,256)	(38,321)
Net Expenses	131,090	110,562
Net Investment Loss, Before Income Taxes	(131,030)	(110,529)
Deferred income tax benefit	30,070	26,867
Deferred income tax benefit - Class A	7,295	7,476
Deferred income tax benefit - Class C	9,151	5,621
Net Investment Loss, Net of Income Taxes	(84,514)	(70,565)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments, before income taxes	5,607	(63,121)
Current income tax expense	(6,658)	(3,303)
Deferred income tax benefit	4,423	26,138
Net Realized Gain/(Loss) on investments, Net of Income Taxes	3,372	(40,286)
Net change in unrealized appreciation on investment, before deferred income taxes	1,395,387	1,436,619
Deferred income tax expense	(492,673)	(518,386)
Net Change in Unrealized Appreciation on Investments	902,714	918,233
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, NET OF INCOME TAXES	906,086	877,947
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$821,572	$807,382

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

10 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
OPERATIONS
Net investment loss, net of income taxes	$(84,514)	$(70,565)	$(7,626)
Net realized gain/(loss) on investments, net of income taxes	3,372	(40,286)	(764)
Net change in unrealized appreciation on investments, net of deferred income taxes	902,714	918,233	403,175
Net Increase in Net Assets Resulting from Operations	821,572	807,382	394,785

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(26,390)	(137,326)	–
Class C	(32,401)	(42,694)	–
Class I	(36,117)	(47,927)	–
Dividends to shareholders from tax return of capital
Class A	(422,657)	(120,029)	(8,653)
Class C	(205,706)	(41,147)	(8,137)
Class I	(200,052)	(74,680)	(32,548)
Net Decrease in Net Assets from Distributions	(923,323)	(463,803)	(49,338)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,317,091	9,171,152	851,295
Class C	3,457,848	3,336,491	500,010
Class I	5,196,869	1,646,324	2,000,010
Dividends reinvested
Class A	427,003	240,424	8,653
Class C	178,058	58,350	8,137
Class I	219,273	118,124	32,548
Shares redeemed
Class A	(1,375,093)	(2,345,899)	(10)
Class C	(245,100)	(621,954)	(10)
Class I	(184,339)	(2,533,055)	(10)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	10,991,610	9,069,957	3,400,623

Net increase in net assets	10,889,859	9,413,536	3,746,070

NET ASSETS
Beginning of period	13,159,606	3,746,070	–
End of period *	$24,049,465	$13,159,606	$3,746,070

*Including accumulated net investment loss, net of deferred income taxes, of:	$(162,705)	$(78,191)	$(7,626)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

11 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$11.23	$11.10	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.05)	(0.09)	(0.03)
Net realized and unrealized gain	0.67	0.90	1.29

Total from investment operations	0.62	0.81	1.26

DISTRIBUTIONS:
From net investment income	(0.03)	(0.36)	–
From tax return of capital	(0.50)	(0.32)	(0.16)

Total distributions	(0.53)	(0.68)	(0.16)

Net increase in net asset value	0.09	0.13	1.10

Net asset value, end of year	$11.32	$11.23	$11.10

TOTAL RETURN(c)	5.61%	7.59%	12.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,619	$8,223	$928

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	2.20%(d)	3.09%	5.51%(d)(e)
Ratio of expense waivers to average net assets	(0.97%)(d)	(1.84%)	(4.26%)(d)(e)

Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.23%(d)(f)	1.25%	1.25%(d)(e)
Ratio of franchise tax expense and deferred income tax expense to average net assets(g)	4.49%(d)	5.38%	20.55%(d)

Ratio of total expenses to average net assets	5.72%(d)	6.63%	21.80%(d)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(2.20%)(d)	(3.09%)	(5.51%)(d)(e)
Ratio of expense waivers to average net assets	(0.97%)(d)	(1.84%)	(4.26%)(d)(e)

Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.23%)(d)(f)	(1.25%)	(1.25%)(d)(e)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(h)	0.43%(d)	0.43%	0.40%(d)

Ratio of net investment loss to average net assets	(0.80%)(d)	(0.82%)	(0.85%)(d)

Portfolio turnover rate(i)	7%	63%	3%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2014, for the prior fiscal year in the amount of 0.02% of average net assets of Class A shares.
(g)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(h)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

12 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund – Class C
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$11.17	$11.09	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.13)	(0.05)
Net realized and unrealized gain	0.66	0.89	1.30

Total from investment operations	0.59	0.76	1.25

DISTRIBUTIONS:
From net investment income	(0.08)	(0.35)	–
From tax return of capital	(0.45)	(0.33)	(0.16)

Total distributions	(0.53)	(0.68)	(0.16)

Net increase in net asset value	0.06	0.08	1.09

Net asset value, end of year	$11.23	$11.17	$11.09

TOTAL RETURN(c)	5.37%	7.13%	12.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,773	$3,429	$563

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	2.82%(d)	3.71%	7.01%(d)(e)
Ratio of expense waivers to average net assets	(0.97%)(d)	(1.86%)	(5.16%)(d)(e)

Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.85%(d)	1.85%	1.85%(d)(e)
Ratio of franchise tax expense and deferred income tax expense to average net assets(f)	4.27%(d)	5.16%	20.55%(d)

Ratio of total expenses to average net assets	6.12%(d)	7.01%	22.40%(d)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(2.82%)(d)	(3.71%)	(7.01%)(d)(e)
Ratio of expense waivers to average net assets	(0.97%)(d)	(1.86%)	(5.16%)(d)(e)

Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.85%)(d)	(1.85%)	(1.85%)(d)(e)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(g)	0.65%(d)	0.65%	0.40%(d)

Ratio of net investment loss to average net assets	(1.20%)(d)	(1.20%)	(1.45%)(d)

Portfolio turnover rate(h)	7%	63%	3%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(g)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

13 | October 31, 2014

ALPS | Alerian MLP Infrastructure Index Fund – Class I
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$11.25	$11.11	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)	(0.06)	(0.02)
Net realized and unrealized gain	0.67	0.88	1.29

Total from investment operations	0.64	0.82	1.27

DISTRIBUTIONS:
From net investment income	(0.04)	(0.27)	–
From tax return of capital	(0.49)	(0.41)	(0.16)

Total distributions	(0.53)	(0.68)	(0.16)

Net increase in net asset value	0.11	0.14	1.11

Net asset value, end of year	$11.36	$11.25	$11.11

TOTAL RETURN(c)	5.78%	7.68%	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,658	$1,507	$2,256

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.81%(d)	3.03%	6.01%(d)(e)
Ratio of expense waivers to average net assets	(0.96%)(d)	(2.18%)	(5.16%)(d)(e)

Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	0.85%(d)	0.85%	0.85%(d)(e)
Ratio of franchise tax expense and deferred income tax expense to average net assets(f)	4.63%(d)	5.53%	20.55%(d)

Ratio of total expenses to average net assets	5.48%(d)	6.38%	21.40%(d)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.81%)(d)	(3.03%)	(6.01%)(d)(e)
Ratio of expense waivers to average net assets	(0.96%)(d)	(2.18%)	(5.16%)(d)(e)

Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(0.85%)(d)	(0.85%)	(0.85%)(d)(e)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(g)	0.28%(d)	0.29%	0.40%(d)

Ratio of net investment loss to average net assets	(0.57%)(d)	(0.56%)	(0.45%)(d)

Portfolio turnover rate(h)	7%	63%	3%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(g)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	October 31, 2014 (Unaudited)

The six month period ending on October 31, 2014 produced negative returns for commodities. Commodity futures prices, as measured by the diversified Bloomberg Commodities Total Return Index, were down 14.55%. Commodity equities also declined during the period, down 7.08% as measured by the Standard and Poor’s Global Natural Resources Net Total Return Index. Commodity equities diverged notably from the performance of the broader Standard & Poor’s 500 Total Return Index for the period which posted +8.22% gains. The ALPS CoreCommodity Complete Commodities Strategy Fund (JCRIX) delivered a net negative return of -11.88% (JCRAX was -12.05% at MOP and JCRCX was down 12.32% with CDSC).

The Fund outperformed its benchmark, the Bloomberg Commodity Total Return Index, by approximately 259 basis points1 (or 2.59%) during this period (measured against the performance of the “I” shares). The Fund employs a strategy that combines an actively managed portfolio of commodity futures related exposure (collateralized by Treasury Inflation Protected Securities – TIPS), commodity equities, and physical commodity ETF’s (Exchange-Traded Funds). At the end of October, the Fund allocated approximately 69% of its assets toward commodity futures related investments and approximately 31% of its assets in commodity equities. The Fund was more than 99% invested by the end of the period.

Commodity prices were generally under pressure during the six month period ending in October 31, 2014. Two macro-economic issues contributed headwinds to commodity price appreciation. First, the value of the US Dollar, as measured by the US Dollar Index, increased by 9.37% for the six month period ending in October 31, 2014. Since most commodities are priced in US Dollars, an increase in the value of the Dollar would most likely have an inverse response in commodity prices, all other factors left alone. The second macro factor that had a detrimental effect on commodity prices was stubbornly slow economic growth in many parts of the world. Central banks in Japan and Europe reinforced their efforts to stimulate their economies with limited success. Gross domestic product numbers slipped in both regions from more hopeful levels in the first quarter of 2014.

Live cattle futures were the best performing constituent within the Bloomberg Commodity Index from the end of April 2014 to the end of October 2014, up 21.03%. Lingering effects of 2012’s extreme drought and heat in the mid-west coupled with a brutally cold winter in late 2013 into early 2014 contributed to reduced cattle herds. Aluminum prices gained 13.28%, one of the few industrial metals to appreciate during this six month stretch.

Cotton prices declined by the greatest percentage within the Bloomberg Commodity Index during the six month period ending in October 2014, down 31.65%. Ideal weather and high yields depressed prices for cotton, soybeans, corn and wheat during the same period. Soybean prices dropped by 30.64%, while corn and wheat fell 27.41% and 26.92% respectively. Energy prices fell as global gross domestic product (GDP) growth slowed. West Texas Intermediate crude oil (WTI) declined by 19.25% while Brent crude, an international marker crude, slipped by 19.71%. The Fund has exposure to both types of crude oil futures. Natural gas prices were 19.56% lower for the period. Gold and silver price declines largely mirrored the increase in the US Dollar. Gold was down 9.59% while silver prices lost 15.76% for six months ending in October.

The Fund’s top equity holdings at the end of October 2014 included CF Industries (CF) +13.19% YTD (year-to-date), Monsanto (MON) +.23% YTD, AGCO Corp (AGCO) -24.66% YTD, Hormel Foods (HRL) +21.36% YTD, Chevron Corporation (CVX) -1.45% YTD, Sociedad Quimica Minera de Chile (SQM) -5.23% YTD, K&S Ag-Reg (SDF) +.45% YTD, Tyson Foods Inc. (TSN) +20.85% YTD, Mosaic Co. (MOS) -4.28% YTD Exxon/Mobil (XOM) -1.57% YTD.

U.S. Treasury Inflation Protected Bonds or TIPS are held by the fund to invest excess cash and as collateral for commodity futures related investments held in our Cayman Island subsidiary. Nominal yields on the benchmark 10 year note2 were at 2.645% at the end of April 2014 and ended the six month period modestly lower, 2.335%. The Federal Reserve announced the end to their quantitative easing program (QE) for US Treasuries despite the efforts by the Federal Reserve and other central banks to maintain historically low interest rates; we believe we may be nearing the end of what has been a significant multi-year rally in US treasury prices. As a result, we continue to invest in TIPS with limited duration exposure. At the end of October, our weighted average maturity3 was approximately 1.15 years in our TIPS portfolio.

We strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are still in place. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe. A billion more people will be added to the world population over the next decade. The trend of wealth distribution to the developing world as those economies grow at rapid rates relative to the slow or negative growth occurring in the developed countries is contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in the developing nations have led to competition for the commodities needed for more complex and costly lifestyles. In a world with limited supplies of food, fuel, building materials, and other necessities of life, price may become the ultimate allocator. Additionally, we believe the aggressively accommodative central bank monetary policies recently announced coupled with measures already in place globally are likely to make commodities and other real assets more attractive over time as currencies, including the US Dollar, may decline in value.

Satch Chada

Co-Portfolio Manager

Robert Hyman

Co-Portfolio Manager

15 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	October 31, 2014 (Unaudited)

[1]	A basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.
[2]	The 10 Year Treasury Note is a debt obligation issued by the United States government that matures in 10 years.
[3]	To arrive at the weighted average maturity the weight of each security is multiplied by the time until maturity of each position, and then all the values are added together.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor CoreCommodity Management, LLC accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

16 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-12.05%	-5.63%	-5.63%	2.15%	1.51%	1.46%
Class A (MOP)	-16.87%	-10.82%	-7.40%	0.83%
Class C (NAV)	-12.32%	-6.19%	-6.23%	1.57%	2.11%	2.06%
Class C (CDSC)	-13.20%	-7.13%	-6.23%	1.57%
Class I	-11.96%	-5.34%	-5.37%	2.45%	1.17%	1.16%
TR/CC CRB Total Return Index[1]	-12.13%	-2.08%	-5.21%	1.45%
Bloomberg Commodity TR Index[1]	-14.55%	-5.94%	-7.59%	-1.16%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

17 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Performance Update	October 31, 2014 (Unaudited)

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

[1]

Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

Asset Type Allocation (as a % of Net Assets) †

Government Bonds	48.34%
Common Stocks	33.17%
Commodity-Linked Notes	1.04%
Master Limited Partnerships	0.36%
Purchased Options	0.16%
Short Term Investments and Other Assets	16.93%
Total	100.00%

†	Holdings are subject to change. Table presents approximate values only.

18 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

COMMON STOCKS (33.17%)
Argentina (0.21%)
YPF SA, Sponsored ADR	27,285	$959,613

Australia (0.85%)
BHP Billiton, Ltd.	26,697	797,837
Caltex Australia, Ltd.	14,292	390,390
Fortescue Metals Group, Ltd.	31,313	96,444
GrainCorp, Ltd., Class A	41,007	316,116
Iluka Resources, Ltd.	60,429	382,879
Incitec Pivot, Ltd.	188,051	481,563
Newcrest Mining, Ltd.(a)	11,624	95,336
Nufarm, Ltd.	36,328	158,245
Orica, Ltd.	34,452	624,548
Regis Resources, Ltd.	104,820	127,294
Woodside Petroleum, Ltd.	9,366	330,756

		3,801,408

Austria (0.14%)
OMV AG	10,960	344,530
Voestalpine AG	7,476	299,372

		643,902

Bermuda (0.07%)
Nabors Industries, Ltd.	11,916	212,701
Seadrill, Ltd.	4,179	96,117

		308,818

Brazil (0.42%)
Cia de Saneamento Basico do Estado de Sao Paulo, Sponsored ADR	77,481	601,252
Cia Siderurgica Nacional SA, Sponsored ADR	1,580	5,182
Gerdau SA, Sponsored ADR	75,015	339,818
Petroleo Brasileiro SA, Sponsored ADR	25,208	294,934
Vale SA, Sponsored ADR	62,030	625,883

		1,867,069

Canada (4.26%)
Agnico-Eagle Mines, Ltd.	15,765	370,888
Agrium, Inc.	6,144	601,006
Alamos Gold, Inc.	39,700	296,240
ARC Resources, Ltd.	6,787	160,063
Argonaut Gold, Inc.(a)	48,675	103,651
AuRico Gold, Inc.	120,230	385,938
B2Gold Corp.(a)	101,500	169,309
Barrick Gold Corp.	119,484	1,418,275
Cameco Corp.	5,892	102,403
Canadian Natural Resources, Ltd.	5,741	200,246
Canadian Oil Sands, Ltd.	75,851	1,188,526
Cenovus Energy, Inc.	31,700	784,449
Centerra Gold, Inc.	50,100	195,590
Crescent Point Energy Corp.	8,378	276,900
Detour Gold Corp.(a)	37,187	217,767

	Shares	Value (Note 2)

Canada (continued)
Eldorado Gold Corp.	122,462	$671,092
Encana Corp.	60,213	1,121,768
Endeavour Silver Corp.(a)	62,490	189,970
First Quantum Minerals, Ltd.	8,647	130,428
Franco-Nevada Corp.	12,538	586,151
Goldcorp, Inc.	14,581	273,831
Husky Energy, Inc.	10,586	255,574
IAMGOLD Corp.(a)	76,143	143,910
Imperial Oil, Ltd.	18,800	904,595
Kinross Gold Corp.(a)	156,515	336,507
Maple Leaf Foods, Inc.	10,500	181,669
New Gold, Inc.(a)	110,990	399,564
Osisko Gold Royalties, Ltd.(a)	8,569	107,051
Pacific Rubiales Energy Corp.	41,500	625,970
Pan American Silver Corp.	82,711	763,423
Peyto Exploration & Development Corp.	13,600	383,848
Potash Corp. of Saskatchewan, Inc.	24,356	832,245
SEMAFO, Inc.(a)	64,900	158,356
Silver Standard Resources, Inc.(a)	68,096	297,580
Silver Wheaton Corp.	47,239	820,541
SunCoke Energy, Inc.(a)	16,171	386,487
Suncor Energy, Inc.	39,748	1,411,778
Teck Resources, Ltd., Class B	31,426	496,291
TransCanada Corp.	7,142	352,015
Turquoise Hill Resources, Ltd.(a)	109,666	367,381
Yamana Gold, Inc.	88,119	350,801

		19,020,077

Chile (0.67%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	126,457	3,000,825

China (0.49%)
China Petroleum & Chemical Corp.,Class H	400,358	346,919
China Shenhua Energy Co., Ltd., Class H	95,369	268,700
CNOOC, Ltd.	250,001	392,644
Jiangxi Copper Co., Ltd., Class H	50,082	88,990
PetroChina Co., Ltd., ADR	4,087	512,918
PetroChina Co., Ltd., Class H	330,045	413,240
Zijin Mining Group Co., Ltd., Class H	560,331	143,783

		2,167,194

Colombia (0.18%)
Ecopetrol SA, Sponsored ADR	29,551	791,967

Denmark (0.06%)
FLSmidth & Co. A/S	6,011	272,238

Finland (0.17%)
Kemira OYJ	10,739	138,613
Neste Oil OYJ	19,790	427,797

19 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

Finland (continued)
Outotec OYJ	30,692	$202,885

		769,295

France (0.40%)
Total SA	7,874	467,907
Total SA, Sponsored ADR	21,707	1,300,032

		1,767,939

Germany (0.78%)
Aurubis AG	6,206	323,447
K+S AG	93,826	2,617,872
Salzgitter AG	7,919	238,268
ThyssenKrupp AG	11,855	284,865

		3,464,452

India (0.10%)
Reliance Industries, Ltd., Sponsored GDR(b)	8,852	286,805
Sesa Sterlite, Ltd., ADR	9,014	151,796

		438,601

Israel (0.17%)
Israel Chemicals, Ltd.	55,718	374,293
The Israel Corp., Ltd.(a)	785	384,191

		758,484

Italy (0.16%)
Eni SpA, Sponsored ADR	16,393	696,703

Japan (0.92%)
Hitachi Metals, Ltd.	26,000	427,759
Inpex Corp.	106,133	1,325,659
Iseki & Co., Ltd.	20,907	47,277
JFE Holdings, Inc.	11,500	222,782
Kubota Corp.	18,000	278,433
Kurita Water Industries, Ltd.	10,616	227,867
Maruichi Steel Tube, Ltd.	6,900	160,944
Nihon Nohyaku Co., Ltd.	16,100	159,817
Nihon Trim Co., Ltd.	4,101	89,194
Nippon Steel & Sumitomo Metal Corp.	20,342	52,519
Nisshin Steel Co., Ltd.	23,900	215,754
Sumitomo Forestry Co., Ltd.	15,159	156,145
Sumitomo Metal Mining Co.,Ltd.	16,000	215,660
TonenGeneral Sekiyu KK	36,000	311,845
Yamato Kogyo Co., Ltd.	6,700	212,945

		4,104,600

Jersey (0.04%)
Randgold Resources, Ltd., ADR	2,744	159,728

Luxembourg (0.25%)
APERAM(a)	13,273	381,313
ArcelorMittal	20,626	271,438
Subsea 7 SA	29,473	317,454

	Shares	Value (Note 2)

Luxembourg (continued)
Tenaris SA, ADR	4,150	$164,506

		1,134,711

Mexico (0.26%)
Grupo Mexico SAB de CV, Series B	288,283	992,252
Industrias Penoles SAB de CV	6,927	156,891

		1,149,143

Netherlands (0.21%)
Nutreco N.V.	12,688	635,283
Royal Dutch Shell PLC, Class A, Sponsored ADR	4,503	323,270

		958,553

Norway (0.79%)
Marine Harvest ASA	4,429	62,709
Norsk Hydro ASA	26,688	149,327
Statoil ASA	48,474	1,099,567
Yara International ASA	48,557	2,229,535

		3,541,138

Peru (0.11%)
Cia de Minas Buenaventura SAA, ADR	52,039	478,759

Singapore (0.35%)
Golden Agri-Resources, Ltd.	893,758	361,761
Olam International, Ltd.	331,254	549,211
Wilmar International, Ltd.	257,061	640,301

		1,551,273

South Africa (0.56%)
Anglo Platinum, Ltd.(a)	5,831	183,953
AngloGold Ashanti, Ltd., Sponsored ADR(a)	74,874	619,208
Gold Fields, Ltd., Sponsored ADR	229,217	731,202
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	122,681	198,743
Impala Platinum Holdings, Ltd.(a)	39,295	286,044
Kumba Iron Ore, Ltd.	1,186	29,619
Sasol, Ltd.	7,492	373,039
Sibanye Gold, Ltd., Sponsored ADR	8,280	60,858

		2,482,666

South Korea (0.11%)
POSCO, Sponsored ADR	6,977	499,274

Spain (0.03%)
Acerinox SA	10,270	152,314

Sweden (0.28%)
Holmen AB, B Shares	11,000	363,481
Lundin Petroleum AB(a)	16,470	233,529
SSAB AB, A Shares(a)	41,117	298,181

20 | October 31, 2014

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
Sweden (continued)
Svenska Cellulosa AB SCA, B
Shares	16,465	$368,136

		1,263,327

Switzerland (0.48%)
Glencore PLC	28,003	143,303
Noble Corp. PLC	9,174	191,920
Syngenta AG	3,828	1,184,824
Transocean, Ltd.	8,890	265,189
Weatherford International, Ltd.(a)	20,498	336,577

		2,121,813

United Kingdom (0.77%)
Anglo American PLC	6,469	136,237
Antofagasta PLC	13,306	149,531
BG Group PLC	23,065	383,728
BHP Billiton PLC, ADR	4,881	254,007
BP PLC, Sponsored ADR	21,309	926,089
CNH Industrial N.V.	36,636	298,583
Fresnillo PLC	14,550	162,347
Kazakhmys PLC(a)	11,431	42,095
Lonmin PLC(a)	32,588	91,020
Petropavlovsk PLC(a)	10,690	3,677
Rio Tinto PLC, Sponsored ADR	9,441	452,885
Severn Trent PLC	9,330	297,906
United Utilities Group PLC	16,752	228,989

		3,427,094

United States (18.88%)
AGCO Corp.	108,346	4,800,811
Alcoa, Inc.	15,849	265,629
Allegheny Technologies, Inc.	5,767	189,446
Allied Nevada Gold Corp.(a)	95,099	132,188
American States Water Co.	3,691	132,064
American Vanguard Corp.	9,167	105,787
American Water Works Co., Inc.	3,695	197,202
Anadarko Petroleum Corp.	8,727	800,964
The Andersons, Inc.	7,675	489,128
Apache Corp.	7,118	549,510
Aqua America, Inc.	19,834	519,651
Archer-Daniels-Midland Co.	14,930	701,710
Baker Hughes, Inc.	10,613	562,064
Bunge, Ltd.	9,138	810,084
Calgon Carbon Corp.(a)	5,034	105,865
California Water Service Group	7,154	186,219
Cameron International Corp.(a)	19,673	1,171,527
Carpenter Technology Corp.	5,307	265,615
Century Aluminum Co.(a)	20,809	609,288
CF Industries Holdings, Inc.	26,298	6,837,480
Chesapeake Energy Corp.	17,429	386,575
Chevron Corp.	25,051	3,004,867
Chiquita Brands International, Inc.(a)	13,695	197,619
Civeo Corp.	14,255	173,768
Cliffs Natural Resources, Inc.	7,741	86,931

	Shares	Value (Note 2)
United States (continued)
Coeur Mining, Inc.(a)	33,267	$123,088
Commercial Metals Co.	16,778	290,092
ConocoPhillips	21,492	1,550,648
Continental Resources, Inc.(a)	9,974	562,234
CST Brands, Inc.	2,472	94,554
Darling Ingredients, Inc.(a)	11,542	203,139
Deere & Co.	8,346	713,917
Devon Energy Corp.	19,140	1,148,400
Diamond Offshore Drilling, Inc.	3,190	120,295
Energen Corp.	4,854	328,616
Ensco PLC, Class A	9,480	384,793
EOG Resources, Inc.	7,714	733,216
EP Energy Corp., Class A(a)	16,040	234,184
EQT Corp.	5,525	519,571
Exxon Mobil Corp.	25,385	2,454,983
First Majestic Silver Corp.(a)	40,390	207,201
FMC Corp.	23,643	1,355,926
FMC Technologies, Inc.(a)	6,853	384,042
Freeport-McMoRan, Inc.	6,163	175,646
Halliburton Co.	14,488	798,868
Harsco Corp.	13,921	301,807
Hecla Mining Co.	78,046	170,140
Helmerich & Payne, Inc.	9,400	816,108
Hess Corp.	15,458	1,310,993
HollyFrontier Corp.	28,340	1,286,069
Hormel Foods Corp.	61,869	3,335,358
Ingredion, Inc.	16,981	1,311,782
Intrepid Potash, Inc.(a)	38,590	519,036
Joy Global, Inc.	18,799	989,391
Kinder Morgan, Inc.	11,056	427,867
Lindsay Corp.	4,274	374,830
Marathon Oil Corp.	56,984	2,017,234
Marathon Petroleum Corp.	20,829	1,893,356
McEwen Mining, Inc.(a)	98,280	121,867
Monsanto Co.	52,592	6,050,184
The Mosaic Co.	56,938	2,522,923
Murphy Oil Corp.	19,277	1,029,199
National Oilwell Varco, Inc.	4,787	347,728
Newfield Exploration Co.(a)	8,554	278,946
Newmont Mining Corp.	13,992	262,490
Noble Energy, Inc.	4,222	243,314
NOW, Inc.(a)	1,643	49,389
Nucor Corp.	4,675	252,731
Occidental Petroleum Corp.	13,899	1,236,038
Oceaneering International, Inc.	28,111	1,975,360
Oil States International, Inc.(a)	23,508	1,404,368
Paragon Offshore PLC	3,058	14,892
Peabody Energy Corp.	7,370	76,869
Phillips 66	19,781	1,552,809
Pilgrim’s Pride Corp.(a)	15,869	450,838
Pioneer Natural Resources Co.	2,078	392,867
Plum Creek Timber Co., Inc. REIT	6,200	254,262
Potash Corp. REIT	7,200	316,728
Rayonier Advanced Materials, Inc.	6,683	190,666
Rayonier, Inc. REIT	33,134	1,108,995
Reliance Steel & Aluminum Co.	7,703	519,798

21 | October 31, 2014

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
United States (continued)
Royal Gold, Inc.	9,863	$563,670
Sanderson Farms, Inc.	4,276	359,098
Schlumberger, Ltd.	10,293	1,015,507
Seventy Seven Energy, Inc.(a)	592	7,737
SM Energy Co.	11,797	664,171
Southern Copper Corp.	40,191	1,156,697
Southwestern Energy Co.(a)	7,599	247,043
Spectra Energy Corp.	5,869	229,654
Stillwater Mining Co.(a)	18,679	245,255
Superior Energy Services, Inc.	10,901	274,160
Tesoro Corp.	13,886	991,599
Tyson Foods, Inc., Class A	62,859	2,536,361
Valero Energy Corp.	39,829	1,995,035
Walter Energy, Inc.	68,768	165,731
Weyerhaeuser Co. REIT	54,151	1,833,553
Whiting Petroleum Corp.(a)	2,199	134,667
The Williams Co., Inc.	7,776	431,646
Worthington Industries, Inc.	7,978	308,350

		84,232,571

TOTAL COMMON STOCKS (Cost $160,924,293)		147,985,549

MASTER LIMITED PARTNERSHIPS (0.36%)
United States (0.36%)
Buckeye Partners LP	977	73,666
CVR Partners LP	7,942	96,734
Energy Transfer Partners LP	2,591	166,938
Enterprise Products Partners LP	10,676	393,944
Kinder Morgan Energy Partners LP	2,628	246,506
Magellan Midstream Partners LP	2,054	168,161
MarkWest Energy Partners LP	1,427	99,961
Plains All American Pipeline LP	3,090	174,121
Rentech Nitrogen Partners LP	7,631	92,717
Williams Partners LP	1,434	73,923

		1,586,671

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,568,274)		1,586,671

	Principal Amount	Value (Note 2)
COMMODITY-LINKED NOTES (1.04%)
Bank of America Corp., Commodity-Linked Note Linked to the Merrill Lynch Commodity Index eXtra J-Series F3 Total Return Index, 0.000%, 1/9/15(c)	$4,900,000	$4,634,704

TOTAL COMMODITY-LINKED NOTES (Cost $4,900,000)		4,634,704

GOVERNMENT BONDS (48.34%)
U.S. Treasury Bonds (48.34%)
United States Treasury Inflation Indexed Bonds
1.625%, 1/15/15(d)	13,983,207	13,967,909
0.500%, 4/15/15(d)	11,991,389	11,969,841
1.875%, 7/15/15	8,865,953	9,031,498
2.000%, 1/15/16	21,272,488	21,970,480
0.125%, 4/15/16(d)	100,758,405	101,907,655
2.500%, 7/15/16	2,178,986	2,309,215
2.375%, 1/15/17(d)	10,320,713	11,024,616
0.125%, 4/15/17(d)	15,185,270	15,423,724
2.625%, 7/15/17(d)	14,632,920	15,963,608
1.625%, 1/15/18	11,354,100	12,092,117

		215,660,663

TOTAL GOVERNMENT BONDS (Cost $218,279,956)		215,660,663

Expiration Date	Exercise Price	Number of Contracts	Value
PURCHASED OPTIONS (0.16%)
Purchased Call Options (0.07%)
Gold 100 Oz. Future:
12/24/14	$1,350.00	20	$3,200

WTI Crude Future:
11/17/15	100.00	225	310,500

Total Purchased Call Options (Cost $337,414)			313,700

Purchased Put Options (0.09%)
SPDR® S&P 500® ETF Trust:
3/20/15	175.00	475	89,775
6/19/15	185.00	300	166,500

			256,275

22 | October 31, 2014

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	October 31, 2014

	Expiration Date	Exercise Price	Number of Contracts	Value
Put (continued)
Corn Future:
	4/24/15	$350.00	370	$152,625

Total Purchased Put Options (Cost $794,718)				408,900

TOTAL PURCHASED OPTIONS (Cost $1,132,132)				722,600

		7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (12.62%)
Money Market Fund (12.62%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares		0.00011%	56,311,780	$56,311,780

TOTAL SHORT TERM INVESTMENTS (Cost $56,311,780)				56,311,780

TOTAL INVESTMENTS (95.69%) (Cost $443,116,435)				$426,901,967

Other Assets In Excess Of Liabilities (4.31%)(e)				19,221,007
NET ASSETS - 100.00%				$446,122,974

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, the market value of those securities was $286,805, representing 0.06% of the Fund’s net assets.
(c)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2014
(d)	Security, or portion of security, is being held as collateral for total return swap contracts, futures contracts and written options aggregating a total market value of $61,812,044.
(e)	Includes cash which is being held as collateral for total return swap contracts, future contracts and written options in the amount of $27,881,772.

Common Abbreviations:

A/S	- Aktieselskab is the Danish equivalent for the term Stock Company.
AB	- Aktiebolag is the Swedish equivalent of the term corporation.
ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA	- Allmennaksjeselskap is the Norwegian term for public limited company.
ETF	- Exchange Traded Fund.
GDR	- Global Depositary Receipt.
KK	- Kabushiki Kaisha is the Japanese equivalent for the term Stock Company.
Ltd.	- Limited.
LP	- Limited Partnership.
N.V.	- Naamloze vennootschap is the Dutch term for a public limited liability corporation.
OYJ	- Osakeyhtio is the Finnish equivalent of a public limited company.
PLC	- Public Limited Co.
REIT	- Real Estate Investment Trust.
SA	- Generally designated corporations in various countries, mostly those employing the civil law.
SAA	- Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB	de CV - A variable capital company.
SCA	- Societe en commandite pe actiuni is the Romanian term for limited liability partnership.
SpA	- Societa per Azione.
SPDR	- Standard & Poor’s Depository Receipt.
S&P	- Standard & Poor’s.

For Fund compliance purposes, the Fund’s industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

23 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	October 31, 2014

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
CF Industries Holdings, Inc.	11/22/14	$245.00	(8)	$(13,460)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $9,999)				(13,460)

Written Put Options
Corn Future	4/24/15	390.00	(368)	(409,400)
Crude Oil Future	11/17/15	70.00	(100)	(321,000)
Gold 100 Oz. Future	12/23/14	1,195.00	(15)	(65,250)
Silver Future:
	11/24/14	16.00	(5)	(11,850)
	11/24/14	16.25	(40)	(118,000)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $1,176,482)				(925,500)

TOTAL WRITTEN OPTIONS
(Premiums received $1,186,481)				$(938,960)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation
Copper Future	Short	(25)	12/30/14	$(1,904,375)	$65,509
Copper Future	Short	(29)	3/30/15	(2,203,275)	82,514
Corn Future	Long	42	5/15/15	835,800	46,946
NY Harbor ULSD Future	Long	8	12/01/14	843,662	10,248
WTI LS Crude Future	Short	(187)	11/20/14	(15,060,980)	691,255

				$(17,489,168)	$896,472

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Long	170	11/14/14	$14,596,200	$(976,090)
E-mini S&P 500® Future	Short	(115)	12/22/14	(11,565,550)	(113,151)
Gold 100 Oz. Future	Long	72	12/30/14	8,435,520	(903,933)
WTI Crude Future	Long	10	11/21/14	805,400	(60,721)

				$12,271,570	$(2,053,895)

See Notes to Financial Statements.

24 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	October 31, 2014

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty Reference	Obligation	Notional Amount	Amount Paid by Fund	Termination Date	Unrealized Appreciation
Bank of America - Merrill Lynch	ML Aluminum GA6	$4,962,315	USB3MTA* + 10 bps	06/30/15	$138,760
Bank of America - Merrill Lynch	ML eXtra Copper GA6	5,045,028	USB3MTA* + 10 bps	06/30/15	32,527

					$171,287

Counterparty Reference	Obligation	Notional Amount	Amount Received by Fund	Termination Date	Unrealized Appreciation
Bank of America - Merrill Lynch	MLCS Coffee J-F3	$(4,717,074)	USB3MTA*	06/30/15	$122,973
Bank of America - Merrill Lynch	MLCS Silver J-F3	(548,697)	USB3MTA*	06/30/15	29,968

					$152,941
			Total Appreciation		$324,228

Counterparty Reference	Obligation	Notional Amount	Amount Paid by Fund	Termination Date	Unrealized Depreciation
Bank of America - Merrill Lynch	CRB 3 Month Total Return Index**	$ 58,874,054	USB3MTA* + 35 bps	06/30/15	$(1,305,306)
Bank of America - Merrill Lynch	LME Copper Future	4,160,400	N/A	06/30/15	(89,100)
Bank of America - Merrill Lynch	ML eXtra Coffee GA6	4,741,371	USB3MTA* + 10 bps	06/30/15	(90,385)
Bank of America - Merrill Lynch	ML eXtra Silver GA6	551,066	USB3MTA* + 10 bps	06/30/15	(29,815)
Citigroup	CRB 3 Month Total Return Index**	30,882,057	USB3MTA* + 27 bps	09/18/15	(519,503)
Societe Generale	CRB 3 Month Total Return Index**	133,419,485	USB3MTA* + 35 bps	11/28/14	(2,958,063)
UBS	CRB3 Month Total Return Index**	54,355,844	USB3MTA* + 40 bps	11/28/14	(1,205,132)

					$(6,197,304)

Counterparty Reference	Obligation	Notional Amount	Amount Received by Fund	Termination Date	Unrealized Depreciation
Bank of America - Merrill Lynch	MLCS Copper J-F3	$(5,026,083)	USB3MTA*	06/30/15	$(44,282)
Bank of America - Merrill Lynch	MLCX Aluminum J-F3	(4,888,725)	USB3MTA*	06/30/15	(164,606)

					$(208,888)
			Total Depreciation		$(6,406,192)

(a)

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

*	United States Auction Results 3 Month Treasury Bill High Discount
**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

25 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$426,901,967
Foreign currency, at value (Cost $3,527)	3,527
Unrealized appreciation on total return swap contracts	324,228
Receivable for shares sold	1,652,758
Receivable for variation margin	896,472
Cash collateral pledged for written options	788,719
Cash collateral pledged for futures contracts	23,881,810
Cash collateral pledged for total return swap contracts	3,211,193
Receivable from broker for futures contracts	3,276,275
Dividends and interest receivable	747,811
Prepaid expenses and other assets	36,784
Total Assets	461,721,544
LIABILITIES
Written options, at value (premiums received $1,186,481)	938,960
Payable for variation margin	2,053,895
Payable due to broker for total return swap contracts	316,191
Payable for shares redeemed	714,579
Payable due to custodian - overdraft	4,627,670
Unrealized depreciation on total return swap contracts	6,406,192
Investment advisory fees payable	296,357
Administration and transfer agency fees payable	60,902
Distribution and services fees payable	38,672
Trustees’ fees and expenses payable	6,467
Professional fees payable	45,539
Accrued expenses and other liabilities	93,146
Total Liabilities	15,598,570
NET ASSETS	$446,122,974

NET ASSETS CONSIST OF
Paid-in capital	$477,086,505
Accumulated net investment income	1,837,073
Accumulated net realized loss on investments, written options, futures contracts, total return swap contracts and foreign currency transactions	(9,588,352)
Net unrealized depreciation on investments, written options and futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	(23,212,252)
NET ASSETS	$446,122,974

INVESTMENTS, AT COST	$443,116,435

See Notes to Financial Statements.

26 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Assets and Liabilities	October 31, 2014

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$9.56
Net Assets	$39,971,485
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,181,925
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.12
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.39
Net Assets	$12,533,534
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,334,974
Class I:
Net Asset Value, offering and redemption price per share	$9.57
Net Assets	$393,617,955
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	41,126,203

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

27 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Operations

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$1,849,757	$3,455,474
Foreign taxes withheld on dividends	(134,673)	(243,705)
Interest and other income, net of premium amortization and accretion of discount	755,630	(377,513)
Total Investment Income	2,470,714	2,834,256

EXPENSES
Investment advisory fees	1,851,866	2,743,197
Administrative and transfer agency fees	326,762	530,922
Distribution and service fees
Class A	171,366	402,049
Class C	68,258	171,101
Professional fees	45,773	66,217
Networking fees
Class I	128,096	125,535
Reports to shareholders and printing fees	27,516	54,238
State registration fees	30,784	61,840
SEC registration fees	14,262	6,306
Insurance fees	3,075	6,464
Custody fees	28,665	56,388
Trustees’ fees and expenses	7,573	14,590
Miscellaneous expenses	10,417	22,599
Total Expenses	2,714,413	4,261,446
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(5,093)	(55,147)
Class C	(1,738)	(9,066)
Class I	(11,487)	(30,311)
Net Expenses	2,696,095	4,166,922
Net Investment Loss	(225,381)	(1,332,666)
Net realized loss on investments	(835,419)	(4,033,609)
Net realized gain on written options	557,104	240,680
Net realized gain/(loss) on futures contracts	303,684	(7,044,112)
Net realized gain/(loss) on total return swap contracts	(21,272,562)	6,067,345
Net realized loss on securities sold short	–	(8,487)
Net realized gain on foreign currency transactions	61,746	55,809
Net change in unrealized appreciation/(depreciation) on investments	(25,627,793)	9,783,086
Net change in unrealized appreciation on written options	182,393	65,128
Net change in unrealized appreciation/(depreciation) on futures contracts	(1,130,003)	1,887,507
Net change in unrealized appreciation/(depreciation) on total return swap contracts	(10,250,858)	9,186,316
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,751)	(3,210)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(58,015,459)	16,196,453
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(58,240,840)	$14,863,787

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

28 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment loss	$(225,381)	$(1,332,666)	$(498,594)
Net realized loss on investments, written options, futures contracts, total return swap contracts and foreign currency transactions	(21,185,447)	(4,722,374)	(9,335,982)
Net change in unrealized appreciation/(depreciation) on investments, written options, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	(36,830,012)	20,918,827	(4,642,501)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(58,240,840)	14,863,787	(14,477,077)

DISTRIBUTIONS
Dividends to shareholders from tax return of capital
Class A	–	–	(532,988)
Class C	–	–	(84,918)
Class I	–	–	(699,604)
Net Decrease in Net Assets from Distributions	–	–	(1,317,510)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	21,322,142	78,069,155	90,054,418
Class C	3,307,759	5,689,512	8,548,230
Class I	225,598,695	234,370,555	157,098,320
Dividends reinvested
Class A	–	–	395,824
Class C	–	–	51,810
Class I	–	–	542,393
Shares redeemed, net of redemption fees
Class A	(86,135,268)	(73,729,663)	(66,182,451)
Class C	(3,037,985)	(11,437,221)	(5,831,034)
Class I	(49,542,035)	(165,799,406)	(45,457,181)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	111,513,308	67,162,932	139,220,329

Net increase in net assets	53,272,468	82,026,719	123,425,742

NET ASSETS
Beginning of period	392,850,506	310,823,787	187,398,045
End of period *	$446,122,974	$392,850,506	$310,823,787

*Including accumulated net investment income of:	$1,837,073	$1,681,334	$1,091

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

29 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class A
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)(b)	For the Year Ended April 30, 2014(b)	For the Year Ended April 30, 2013(b)(c)	For the Year Ended April 30, 2012(b)	For the Period June 29, 2010 (Inception) to April 30, 2011(b)
Net asset value, beginning of period	$10.87	$10.40	$11.18	$14.28	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.00(e)	(0.06)	(0.03)	0.04	0.12
Net realized and unrealized gain/(loss)	(1.31)	0.53	(0.69)	(2.29)	4.87
Total from investment operations	(1.31)	0.47	(0.72)	(2.25)	4.99

DISTRIBUTIONS:
From net investment income	–	–	–	(0.83)	(0.71)
From net realized gains	–	–	–	(0.02)	–
Tax return of capital	–	–	(0.06)	–	–
Total distributions	–	–	(0.06)	(0.85)	(0.71)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)
Net increase/(decrease) in net asset value	(1.31)	0.47	(0.78)	(3.10)	4.28
Net asset value, end of year	$9.56	$10.87	$10.40	$11.18	$14.28

TOTAL RETURN(f)	(12.05)%	4.52%	(6.44)%	(15.77)%	51.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$39,971	$112,562	$104,234	$85,805	$37,060
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.46%(g)	1.50%	1.50%	1.64%	2.59%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45%(g)	1.45%	1.40%(h)	1.45%	1.45%(g)
Ratio of net investment income/(loss) to average net assets	0.09%(g)	(0.60)%	(0.30)%	0.36%	1.08%(g)
Portfolio turnover rate(i)	12%	28%	117%	264%	59%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended April 30, 2013, for the prior fiscal year in the amount of 0.05% of average net assets of Class A shares.

(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

30 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class C
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)(b)	For the Year Ended April 30, 2014(b)	For the Year Ended April 30, 2013(b)(c)	For the Year Ended April 30, 2012(b)	For the Period June 29, 2010 (Inception) to April 30, 2011(b)
Net asset value, beginning of period	$10.71	$10.31	$11.15	$14.19	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.04)	(0.12)	(0.10)	(0.05)	0.08
Net realized and unrealized gain/(loss)	(1.28)	0.52	(0.69)	(2.26)	4.87
Total from investment operations	(1.32)	0.40	(0.79)	(2.31)	4.95

DISTRIBUTIONS:
From net investment income	–	–	–	(0.71)	(0.76)
From net realized gains	–	–	–	(0.02)	–
Tax return of capital	–	–	(0.05)	–	–
Total distributions	–	–	(0.05)	(0.73)	(0.76)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)
Net increase/(decrease) in net asset value	(1.32)	0.40	(0.84)	(3.04)	4.19
Net asset value, end of year	$9.39	$10.71	$10.31	$11.15	$14.19

TOTAL RETURN(f)	(12.32)%	3.88%	(7.10)%	(16.26)%	50.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,534	$13,996	$19,444	$18,095	$7,352
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.07%(g)	2.10%	2.14%	2.24%	4.00%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%(g)	2.05%	2.05%	2.05%	2.05%(g)
Ratio of net investment income/(loss) to average net assets	(0.82)%(g)	(1.16)%	(0.92)%	(0.42)%	0.72%(g)
Portfolio turnover rate(h)	12%	28%	117%	264%	59%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

31 | October 31, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class I
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)(b)	For the Year Ended April 30, 2014(b)	For the Year Ended April 30, 2013(b)(c)	For the Year Ended April 30, 2012(b)	For the Period June 29, 2010 (Inception) to April 30, 2011(b)
Net asset value, beginning of period	$10.87	$10.37	$11.12	$14.25	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.01)	(0.03)	(0.00)(e)	0.10	0.13
Net realized and unrealized gain/(loss)	(1.29)	0.53	(0.69)	(2.32)	4.89
Total from investment operations	(1.30)	0.50	(0.69)	(2.22)	5.02

DISTRIBUTIONS:
From net investment income	–	–	–	(0.89)	(0.77)
From net realized gains	–	–	–	(0.02)	–
Tax return of capital	–	–	(0.06)	–	–
Total distributions	–	–	(0.06)	(0.91)	(0.77)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)
Net increase/(decrease) in net asset value	(1.30)	0.50	(0.75)	(3.13)	4.25
Net asset value, end of year	$9.57	$10.87	$10.37	$11.12	$14.25

TOTAL RETURN(f)	(11.96)%	4.82%	(6.16)%	(15.53)%	51.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$393,618	$266,293	$187,146	$83,497	$73,630
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16%(g)	1.16%	1.17%	1.33%	2.04%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(g)	1.15%	1.15%	1.15%	1.15%(g)
Ratio of net investment income/(loss) to average net assets	(0.12)%(g)	(0.26)%	(0.02)%	0.82%	1.19%(g)
Portfolio turnover rate(h)	12%	28%	117%	264%	59%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32 | October 31, 2014

ALPS | Kotak India Growth Fund
Management Commentary	October 31, 2014 (Unaudited)

Performance

ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 6-month period ended 31st Oct 2014 (hereinafter also referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a total return of 32.13% at Net Asset Value, Class C, INFCX, delivered 31.83% with CDSC, and Class I, INDIX, delivered 32.37%. The fund outperformed the benchmark CNX 500 Index (“CNX 500”) which returned 26.24% during the period without taking into account sales charges for Class A and C Shares.

The period began with hectic political activity in India as the country went to polls for the general elections. In a landslide victory, the Bharatiya Janata Party (BJP)-led National Democratic Alliance (NDA) was given a clear and unequivocal mandate by the voting populace and a thumbs-up to BJP’s Prime Ministerial candidate Narendra Modi’s pro-growth and pro-development agenda. The period saw the Indian equity markets continue the “hope rally” that began much ahead of India’s euphoric election results and clearly shrugged off global macroeconomic worries of slow growth, sub-optimal labour markets and deflationary pressure in major developed economies and fear of capital reversals as the US Fed (Federal Reserve) stayed the course in tapering its bond-buying programme and unwinding the 6-year long quantitative easing (QE).

During the period, the Indian equity market rallied to record highs on optimism of a revival in India’s investment/infrastructure cycle, implementation of long-due reforms in indirect taxation, land acquisition, power generation and general de-bottlenecking and improvement in the ease of doing business. On the ground, optimism was also buoyed by improving macroeconomic data, resilient earning results, and strong FII (Foreign Institutional Investor) flow into the equity market. Massive corrections in commodity prices –specifically energy prices, also augur well for the Indian economy that imports a majority of its oil and gas requirement. In INR (Indian National Rupee) terms, NIFTY, CNXMCAP, and CNX500 Index returned 24.28%, 34.81%, and 27.21% respectively in the period. On the currency side, the INR appreciated to as high as 58.5/USD (U.S. Dollar) in May 2014 from 60.3/USD but then depreciated to 61.36/USD at the end of October 2014. The rupee weakness was still lower compared to the massive rally in USD against the major currency basket (U.S. Dollar Index (DXY) strengthened 8.5% during the period) as the US moved closer to the end of QE and the eventual opening up of the possibility of higher rates making US assets and currency more valuable. The period saw net FII inflows to the tune of USD 4.75 billion into the Indian equity market. The investment environment during the period was impacted by the following:

•	The period saw volatility across asset classes and actions and statements of central bankers and their monetary stance were keenly watched for indications on how global liquidity will ebb and flow.
•

As expected, on the back of strong job market in the US, the US Federal Reserve continued tapering its bond-buying programme through 2014, cutting the purchase amount by USD 10 billion/month in each of the Federal Open Market

Committee meetings and finally ending the quantitative easing (QE) completely in October 2014. Fortunately, global risk assets including Emerging Markets have so far not had any negative knee-jerk reaction to the winding up of stimulus in the US, partly also because other major economies have ramped up their own monetary easing in response to recessionary pressures.

•

The period marked a clear divergence of monetary policy stance in developed economies. The European Central Bank (ECB) was successful in rallying unanimous support for expanding stimulus in the troubled Euro zone through the purchase of asset backed securities (ABS). With the Euro zone recovery continuing to hurt by a prolonged period of anemic inflation and low employment rates, ECB announced its intention of increasing its asset purchases and preparedness to expand its balance sheet by approximately 1 trillion Euros, making it clear that the European central bank will do what it takes to stoke inflation back in the Euro zone. The moot question still remains when and to what extent would the ECB commit itself to buying sovereign bonds to pump liquidity in the European monetary system. Likewise Japan intensified its stimulus towards the end of October by unexpectedly announcing an expansion of its monetary stimulus and nearly tripling the government’s annual bond purchase programme from JPY (Japanese Yen) 30 trillion to JPY 80 trillion. The JPY has had a precipitous fall of almost 9% against the USD since then.

•

After months of record low volatilities indicating complacency, the period marked the return of volatility to all asset classes including commodity and currency markets as the USD strengthened against other currencies. Dollar Index gained 8.5% during the period. Brent crude corrected by ~17% during the period and ~24% from its high of USD 112/barrel in June 2014 as major economies struggle with recessionary pressures and China cuts back on its over capacities. Gold also declined ~10% in value to USD 1172/oz despite the increasing geopolitical tension in Syria/Iraq and Ukraine/Russia witnessed during the period.

•

In India, we expect the new regime to bring in much required changes to address some structural issues impacting the Indian economy. Among many measures we expect: steps to control and reduce subsidy particularly on transportation fuels, take measures to boost tax to Gross Domestic Product (GDP) by introducing a uniform good and services tax (GST), ease land acquisition for infrastructure build out and industrial capex, mitigate challenges to do business in India, increase foreign investment limits in key sectors like insurance, among others. A lot of ground work is currently underway to bring in required legislative changes for these changes and we expect some of these to be introduced in the winter session of parliament which commences in late November.

•

There are indications of macroeconomics turning favourable for an economic revival in India. Inflation trajectory in recent months has been trending lower aided by a favourable base effect. At its bi-monthly policy review

33 | October 31, 2014

ALPS | Kotak India Growth Fund
Management Commentary	October 31, 2014 (Unaudited)

in September, RBI (Reserve Bank of India) left key policy rates unchanged, largely in line with expectations, with repo and reverse repo rate at 8% and 7% respectively. CRR (Cash Reserve Ratio) and the SLR (Statutory Liquidity Ratio) also remained unchanged at 4% and 22.5% respectively. We continue to believe that RBI would keep rates on hold in CY14 with the focus clearly on achieving the 6% CPI inflation rate by Jan 2016. The tone of the policy remains largely balanced with monetary policy having a clear target of 6% CPI inflation by Jan 2016.

•

The period also saw S&P upgrade India’s credit rating outlook from negative to stable while reaffirming the rating at BBB-. The upgrade on the outlook is due to improving political environment, stronger external account, and commitment towards fiscal consolidation.

•

During the period, inflation in India, both consumer inflation (CPI) and wholesale inflation (WPI) continued to see moderation and CPI for October 2014 came in at 5.5% down from 6.5% in September with food prices declining 5.6% aided by a 2.6% contraction in vegetable prices, even though other food categories saw an increase in prices. We expect the declining trend in CPI to continue in Nov 2014 as well and then subsequently see the CPI rising to about 7% levels in the fourth quarter of fiscal year 2015. Core inflation was steady at 5.9% in October but we expect it to head lower in the coming months due to base effect. The headline WPI also continued to decline during October –falling sharply to 1.8% due to a significant moderation in all sub-components. Primary articles inflation came in at 1.4% while energy inflation was 0.4%. With benign core inflation, it is likely that consumer inflation will fall within the target of the central bank.

•

In terms of economic activity, the Index of Industrial Production (IIP) shows signs of bottoming out and expanded in September 2014 to 2.5% from 0.5% in August beating estimates of 2%. Industrial production was boosted by heightened activity during the festive season. Capital goods output rebounded sharply to grow 11.6% from -11.3% in August 2014, manufacturing goods grew 2.5% as against -1.4% in the previous month. The IIP for August was revised upwards from 0.4% to 0.5%.

•

Preliminary indirect tax collections for the period Apr-Oct 2014 indicated a 5.6% year over year growth. The total collection of INR 2.7 trillion during the period makes up about 46% of the fiscal year 2015 budget estimate suggesting buoyancy. Taking advantage of the collapsing crude prices, the government of India raised excise duties on petrol and diesel during November by INR 1.5/liter. thereby boosting its revenues. We expect an incremental INR 70-80 billion to be garnered from the increased excise duty in the remaining of fiscal year 2015.

•

The Central Statistics Office (CSO) released the first quarter of fiscal year 2015 (ending June 2014) GDP number which stood at 5.7% (versus 4.6% in the fourth quarter of fiscal year 2014), higher than Bloomberg consensus expectation of 5.5%. Industry growth rebounded to 4.2% on account of higher electricity growth while Agriculture and Service grew at 3.8% and 6.8% respectively. The recent GDP data clearly points towards a trend of non–agricultural GDP growth bottoming out. The second quarter of fiscal year 2015 GDP is estimated to be around 5%. While we do not expect to see a huge rebound in fiscal year 2015 itself, it is likely that fiscal year 2016 would see the economic growth trajectory moving higher. Government policies and reforms would play a significant role and would need to be closely monitored. We marginally revise our forecast for real GDP growth in fiscal year 2015 upwards to 5.4% from the earlier 5.2% (maintaining 6.5% in fiscal year 2016). The upward revision is largely on the back of marginally higher numbers for manufacturing and services growth while agricultural growth is likely to be lower than earlier expected on the back of poor monsoons.

•

India’s current account deficit narrowed sharply to 1.7% of GDP (USD 7.8 billion) in the first quarter of fiscal year 2015 (ending June 2014) versus 4.8% of GDP in the same period last year. This was helped by a 10.6% rise in exports to USD 81.7 billion and a 6.5% moderation in imports to USD 116 billion.

•

In terms of flows, apart from the massive foreign portfolio flows, after many years of negative flows (redemptions) from the domestic investors, the domestic mutual funds saw positive flows during the period on the back of optimism on the back of the formation of a stable government and a fast economic recovery. Domestic mutual funds were net buyers to the tune of USD 2.67 billion during the period.

Portfolio Composition

The portfolio continues to be positioned in a way as to benefit from a revival in the economy and improving macroeconomic tailwinds from the four broad investment themes in India – consumption led by favourable demographics, financial services, infrastructure and outsourcing. The fund mandate is flexible to invest across the spectrum of market capitalizations in order to take advantage of any opportunistic mispricing arising from market conditions, valuation differential, earnings growth or liquidity flows.

For the 6-month period ending 31st Oct 2014, Cement & Cement Products (470 basis points “bps”), Information Technology (106bps), Real Estate (63bps) and Construction (55bps) are the largest over-weights compared to benchmark, while Oil & Gas (-330bps), Utilities (-240bps), Metals & Metal products (-148bps) and FMCG (-65bps) are the largest underweights in the portfolio as against the benchmark. In terms of market capitalization focus, as of 31st Oct, the fund is invested 71.1% in large caps, 23.2% in midcaps and 1.3% in small-caps. Over the last 12 months, exposure to midcap and small-cap companies has remained in the range of 22%-26% of the fund. Thematically, Consumption (at ~31% of portfolio) and Financials (at ~29% of portfolio) constitute the most bullish themes, while Infrastructure (at ~8% of exposure) is the smallest thematic bet in the portfolio as of the period end.

34 | October 31, 2014

ALPS | Kotak India Growth Fund
Management Commentary	October 31, 2014 (Unaudited)

During the period, some of the quality names within our favoured sectors where we initiated new exposure and continue to hold onto the positions are JK Cements, SKS Micro Finance, Punjab National Bank, United Spirits, Max India and Cipla Ltd. Some stocks where we booked profit and exited completely include Gujarat Pipava Port, Just Dial, Eicher Motors, and Glenmark Pharma.

Outlook

The new government is expected to take strong measures to restart the investment cycle and infrastructure spending and at the same time address issues of rising subsidy and the resultant fiscal imbalances. A cyclical economic recovery and macro stabilization was already underway and this strong mandate can ease decision making, help remove bottlenecks for faster execution, and with possible structural reforms, accelerate the GDP recovery.

The recent moderation in inflation trajectory and sharp fall in global commodity prices also raises hopes of an easier monetary policy by the central bank. This could be a tailwind for equities and fixed income. On other macroeconomic indicators, we expect current account deficit to remain at manageable levels of around 1.5% of GDP. The recent commodity prices, especially oil has meaningful positive impact on India on multiple fronts, mainly inflation, fiscal deficit and current account and thus on currency with a lag.

After the big move in recent months, the key issue is whether the equity markets have already discounted the GDP recovery or there are further upsides in the market. Markets have moved to above average Price to Earnings (PE) multiples of around 15.5X-15.7X one year forward expected consensus earnings estimates. However, after more than two years of sharp GDP and corporate earnings downgrades, we are seeing the first signs of GDP upgrades and corporate earnings upgrades. With the macroeconomic parameters also showing sustained improvement, we expect equity markets to remain upbeat. The recent positive flows from domestic investors and continued strong flows from foreign investors will also be a strong support for the equity markets. If the government is able to push through hard policy measures to address structural issues of fiscal deficit and also takes measures to revive the investment cycle, it can further provide a positive bias to the equity markets. However, after a sharp rise and possible uncertainty of impact of a exit of QE by US fed and a resultant dollar strength, equity markets in India can see some short term volatility. We remain positively inclined on both strong corporate earnings growth on the back of economic recovery and continued strength in the equity markets.

Nitin Jain – Portfolio Manager

Important Notice

Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Basis Point - a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

CNX 500 - The CNX 500 Index is India’s first broad based benchmark of the Indian capital market.

CNXMCAP - The CNX Midcap Index comprises 100 tradable stocks listed on the National Stock Exchange (NSE). The primary objective of the CNX Midcap Index is to capture the movement of the midcap segment of the market. CNX Midcap Index is computed using free float market capitalization method, wherein the level of the index reflects the total free float market value of all the stocks in the index relative to particular base market capitalization value.

Index of Industrial Production (IIP) – An index for India which details out the growth of various sectors in an economy such as mining, electricity and manufacturing.

NIFTY - NIFTY is an Index computed from performance of top stocks from different sectors listed on NSE (National stock exchange). NIFTY consists of 50 companies from 24 different sectors. NIFTY stands for National Stock Exchange’s fifty. The companies which form index of NIFTY may vary from time to time based on many factors considered by NSE.

PE - A valuation ratio of a company’s current share price compared to its per-share earnings.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Kotak Mahindra (UK) Limited accepts any liability for losses either direct or consequential caused by the use of this information.

35 | October 31, 2014

ALPS | Kotak India Growth Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	32.13%	49.49%	15.07%	7.79%	6.63%	2.00%
Class A (MOP)	24.88%	41.33%	12.94%	6.17%
Class C (NAV)	31.83%	48.39%	14.35%	7.08%	7.26%	2.60%
Class C (CDSC)	30.83%	47.39%	14.35%	7.08%
Class I	32.37%	49.97%	15.45%	8.15%	6.28%	1.60%
CNX 500 Index[1]	26.22%	42.23%	9.65%	5.18%
MSCI India Index Total Return[2]	21.19%	29.36%	7.44%	3.53%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-256-8445.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

36 | October 31, 2014

ALPS | Kotak India Growth Fund
Performance Update	October 31, 2014 (Unaudited)

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested. Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the funds original investment.

[1]

CNX 500 Index - India’s first broad based benchmark of the Indian capital market. The CNX 500 companies are disaggregated into 72 industry indices. Industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

MSCI India Index - a free float weighted equity index. It was developed with a base value of 100 as-of December 31, 1992. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of February 14, 2011.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

ICICI Bank, Ltd.	5.36%
Infosys, Ltd.	5.30%
HDFC Bank, Ltd.	4.99%
Tata Consultancy Services, Ltd.	4.14%
ITC, Ltd.	3.41%
Axis Bank, Ltd.	3.32%
Larsen & Toubro, Ltd.	3.23%
Housing Development Finance Corp.	3.15%
Tata Motors, Ltd.	2.47%
Reliance Industries, Ltd.	2.38%
Top Ten Holdings	37.75%

†	Holdings are subject to change. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

37 | October 31, 2014

ALPS | Kotak India Growth Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (95.17%)
Consumer Discretionary (9.79%)
Auto Components (0.72%)
Motherson Sumi Systems, Ltd.	16,780	$114,900

Automobiles (6.32%)
Bajaj Auto, Ltd.	4,329	184,011
Mahindra & Mahindra, Ltd.	7,435	158,094
Maruti Suzuki India, Ltd.	5,031	273,476
Tata Motors, Ltd.	72,400	394,987

		1,010,568

Media (1.94%)
Dish TV India, Ltd.(a)	206,463	193,391
Zee Entertainment Enterprises, Ltd.	20,800	116,583

		309,974

Textiles, Apparel & Luxury Goods (0.81%)
Bata India, Ltd.	6,275	129,958

TOTAL CONSUMER DISCRETIONARY		1,565,400

Consumer Staples (7.79%)
Beverages (1.49%)
United Spirits, Ltd.(a)	5,300	238,573

Food Products (1.79%)
Britannia Industries, Ltd.	11,512	286,866

Household Products (0.91%)
Jyothy Laboratories, Ltd.	35,663	145,478

Personal Products (0.19%)
Emami, Ltd.	2,288	30,183

Tobacco (3.41%)
ITC, Ltd.	94,220	544,816

TOTAL CONSUMER STAPLES		1,245,916

Energy (4.34%)
Oil, Gas & Consumable Fuels (4.34%)
Hindustan Petroleum Corp., Ltd.	36,593	312,519
Reliance Industries, Ltd.	23,459	380,744

		693,263

TOTAL ENERGY		693,263

	Shares	Value (Note 2)
Financials (30.70%)
Commercial Banks (23.31%)
Axis Bank, Ltd.	74,164	$530,744
Bank of Baroda	15,008	227,133
Federal Bank, Ltd.	104,588	241,776
HDFC Bank, Ltd.	53,533	796,995
ICICI Bank, Ltd.	32,277	857,250
IndusInd Bank, Ltd.	26,047	305,552
Punjab National Bank	10,300	156,188
State Bank of India	7,314	321,889
Yes Bank, Ltd.	25,958	289,335

		3,726,862

Consumer Finance (1.88%)
Shriram Transport Finance Co., Ltd.	8,665	134,056
SKS Microfinance, Ltd.(a)	31,191	165,841

		299,897

Insurance (1.03%)
MAX India, Ltd.	28,463	164,566

Real Estate Management & Development (1.33%)
The Phoenix Mills, Ltd.	34,257	212,711

Thrifts & Mortgage Finance (3.15%)
Housing Development Finance Corp.	27,981	503,958

TOTAL FINANCIALS		4,907,994

Health Care (6.33%)
Pharmaceuticals (6.33%)
Cadila Healthcare, Ltd.	10,071	230,345
Cipla, Ltd.	20,300	220,428
Dr. Reddy’s Laboratories, Ltd.	2,130	109,802
Lupin, Ltd.	7,227	161,062
Sun Pharmaceutical Industries, Ltd.	21,083	290,165

		1,011,802

TOTAL HEALTH CARE		1,011,802

Industrials (8.07%)
Construction & Engineering (3.76%)
GMR Infrastructure, Ltd.	242,975	85,534
Larsen & Toubro, Ltd.	19,149	516,093

		601,627

Electrical Equipment (2.31%)
Amara Raja Batteries, Ltd.	19,730	210,528
Crompton Greaves, Ltd.	51,684	158,309

		368,837

38 | October 31, 2014

ALPS | Kotak India Growth Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
Machinery (0.98%)
Thermax, Ltd.	10,763	$156,694

Transportation Infrastructure (1.02%)
IL&FS Transportation Networks, Ltd.	50,674	162,691

TOTAL INDUSTRIALS		1,289,849

Information Technology (12.76%)
Internet Software & Services (0.63%)
Info Edge India, Ltd.	7,334	100,788

IT Services (12.13%)
HCL Technologies, Ltd.	5,495	144,125
Infosys, Ltd.	12,783	847,393
Tata Consultancy Services, Ltd.	15,548	661,582
Tech Mahindra, Ltd.	6,974	285,900

		1,939,000

TOTAL INFORMATION TECHNOLOGY		2,039,788

Materials (11.44%)
Chemicals (1.96%)
Berger Paints India, Ltd.	18,402	118,940
Coromandel International, Ltd.	24,635	132,817
Tata Chemicals, Ltd.	9,163	60,731

		312,488

Construction Materials (8.58%)
ACC, Ltd.	9,634	235,190
Century Textiles & Industries, Ltd.	23,041	208,096
JK Cement, Ltd.	30,194	296,605
The Ramco Cements, Ltd.	45,841	257,389
Shree Cement, Ltd.	1,292	190,886
Ultratech Cement, Ltd.	4,433	183,916

		1,372,082

Metals & Mining (0.90%)
Hindustan Zinc, Ltd.	51,658	144,078

TOTAL MATERIALS		1,828,648

Telecommunication Services (2.68%)
Diversified Telecommunication (1.03%)
Tata Communications, Ltd.	25,170	164,955

Wireless Telecommunication Services (1.65%)
Bharti Airtel, Ltd.	40,470	262,994

TOTAL TELECOMMUNICATION SERVICES		427,949

	Shares	Value (Note 2)
Utilities (1.27%)
Electric Utilities (0.58%)
KSK Energy Ventures, Ltd.(a)	89,824	$93,445

Independent Power Producers & Energy Traders (0.69%)
PTC India, Ltd.	74,135	110,475

TOTAL UTILITIES		203,920

TOTAL COMMON STOCKS (Cost $12,072,997)		15,214,529

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.27%)
Money Market Fund (1.27%)
Dreyfus Cash Advantage Fund, Institutional Class	0.180%	203,428	203,428

TOTAL SHORT TERM INVESTMENTS (Cost $203,428)			203,428

TOTAL INVESTMENTS (96.44%) (Cost $12,276,425)			$15,417,957

Other Assets In Excess Of Liabilities (3.56%)			569,673

NET ASSETS (100.00%)			$15,987,630

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

39 | October 31, 2014

ALPS | Kotak India Growth Fund
Consolidated Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$15,417,957
Cash	6,051
Foreign currency, at value (Cost $369,794)	369,572
Receivable for investments sold	49,515
Receivable for shares sold	265,764
Dividends receivable	2,834
Receivable due from advisor	18,753
Prepaid expenses and other assets	16,978
Total Assets	16,147,424
LIABILITIES
Payable for investments purchased	56,979
Payable for shares redeemed	5,140
Administration and transfer agency fees payable	18,113
Distribution and services fees payable	5,246
Trustees’ fees and expenses payable	1,101
Professional fees payable	44,932
Accrued expenses and other liabilities	28,283
Total Liabilities	159,794
NET ASSETS	$15,987,630

NET ASSETS CONSIST OF
Paid-in capital	$12,554,871
Accumulated net investment income	63,475
Accumulated net realized gain on investments and foreign currency transactions	228,006
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,141,278
NET ASSETS	$15,987,630

INVESTMENTS, AT COST	$12,276,425

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$13.20
Net Assets	$5,535,775
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	419,226
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.97
Class C:
Net Asset Value, offering and redemption price per share(a)	$12.88
Net Assets	$1,497,160
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	116,271
Class I:
Net Asset Value, offering and redemption price per share	$13.29
Net Assets	$8,954,695
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	673,651

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

40 | October 31, 2014

ALPS | Kotak India Growth Fund
Consolidated Statements of Operations

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$125,558	$112,349
Total Investment Income	125,558	112,349

EXPENSES
Investment advisory fees	74,902	87,269
Administrative and transfer agency fees	71,984	141,000
Distribution and service fees
Class A	8,162	12,136
Class C	5,718	8,186
Professional fees	41,380	46,195
Reports to shareholders and printing fees	1,964	2,436
State registration fees	19,238	43,440
SEC registration fees	406	–
Insurance fees	1,700	3,084
Custody fees	45,248	78,021
Trustees’ fees and expenses	2,182	4,260
Miscellaneous expenses	13,802	30,436
Total Expenses	286,686	456,463
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(81,178)	(198,350)
Class C	(16,958)	(38,130)
Class I	(78,795)	(87,957)
Net Expenses	109,755	132,026
Net Investment Income/(Loss)	15,803	(19,677)
Net realized gain/(loss) on investments	824,179	(80,511)
Net realized gain on futures contracts	–	10,181
Net realized loss on foreign currency transactions	(19,437)	(28,692)
Net change in unrealized appreciation on investments	2,194,181	449,545
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(1,271)	(43)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,997,652	350,480
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,013,455	$330,803

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

41 | October 31, 2014

ALPS | Kotak India Growth Fund
Consolidated Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income/(loss)	$15,803	$(19,677)	$(43,203)
Net realized gain/(loss) on investments and foreign currency transactions	804,742	(99,022)	181,647
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,192,910	449,502	627,189
Net Increase in Net Assets Resulting from Operations	3,013,455	330,803	765,633

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class I	–	(9,601)	–
Net Decrease in Net Assets from Distributions	–	(9,601)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,894,035	2,368,871	3,239,533
Class C	545,448	348,482	532,616
Class I	6,266,320	325,772	744,593
Dividends reinvested
Class I	–	8,639	–
Shares redeemed, net of redemption fees
Class A	(3,972,790)	(2,090,462)	(1,327,483)
Class C	(211,571)	(419,549)	(118,894)
Class I	(577,957)	(586,477)	(530,127)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	4,943,485	(44,724)	2,540,238

Net increase in net assets	7,956,940	276,478	3,305,871

NET ASSETS
Beginning of period	8,030,690	7,754,212	4,448,341
End of period *	$15,987,630	$8,030,690	$7,754,212

*Including accumulated net investment income/(loss) of:	$63,475	$(37,846)	$(45,369)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

42 | October 31, 2014

ALPS | Kotak India Growth Fund – Class A
Consolidated Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)(b)	For the Year Ended April 30, 2014(b)	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012(b)	For the Period February 14, 2011 (Inception) to April 30, 2011(b)
Net asset value, beginning of period	$9.99	$9.47	$8.22	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.01	(0.02)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain/(loss)	3.20	0.54	1.32	(2.04)	0.39
Total from investment operations	3.21	0.52	1.25	(2.12)	0.35

DISTRIBUTIONS:
From net realized gains	–	–	–	(0.01)	–
Total distributions	–	–	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Net increase/(decrease) in net asset value	3.21	0.52	1.25	(2.13)	0.35
Net asset value, end of year	$13.20	$9.99	$9.47	$8.22	$10.35

TOTAL RETURN(e)	32.13%	5.49%	15.21%	(20.44)%	3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,536	$5,211	$4,681	$2,404	$935
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.92%(f)	6.51%	7.99%	12.42%	69.96%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%(f)(g)	1.88%(g)	2.00%	2.00%	2.00%(f)
Ratio of net investment income/(loss) to average net assets	0.19%(f)	(0.27)%	(0.82)%	(0.89)%	(1.82)%(f)
Portfolio turnover rate(h)	28%	65%	93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2014, for the prior fiscal year in the amount of 0.10% of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.12% of average net assets of Class A shares.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

43 | October 31, 2014

ALPS | Kotak India Growth Fund – Class C
Consolidated Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)(b)	For the Year Ended April 30, 2014(b)	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012(b)	For the Period February 14, 2011 (Inception) to April 30, 2011(b)
Net asset value, beginning of period	$9.77	$9.34	$8.15	$10.32	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.03)	(0.09)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	3.14	0.52	1.31	(2.03)	0.37
Total from investment operations	3.11	0.43	1.19	(2.16)	0.32

DISTRIBUTIONS:
From net realized gains	–	–	–	(0.01)	–
Total distributions	–	–	–	(0.01)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(d)	–	–	0.00(d)	–
Net increase/(decrease) in net asset value	3.11	0.43	1.19	(2.17)	0.32
Net asset value, end of year	$12.88	$9.77	$9.34	$8.15	$10.32

TOTAL RETURN(e)	31.83%	4.60%	14.60%	(20.97)%	3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,497	$875	$924	$435	$466
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.57%(f)	7.26%	8.54%	13.39%	69.64%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%(f)	2.60%	2.60%	2.60%	2.60%(f)
Ratio of net investment loss to average net assets	(0.50)%(f)	(1.00)%	(1.42)%	(1.49)%	(2.42)%(f)
Portfolio turnover rate(g)	28%	65%	93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See	Notes to Financial Statements.

44 | October 31, 2014

ALPS | Kotak India Growth Fund – Class I
Consolidated Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)(b)	For the Year Ended April 30, 2014(b)	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012(b)	For the Period February 14, 2011 (Inception) to April 30, 2011(b)
Net asset value, beginning of period	$10.04	$9.55	$8.25	$10.34	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.03	0.00(d)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	3.22	0.54	1.34	(2.04)	0.37

Total from investment operations	3.25	0.54	1.30	(2.08)	0.34

DISTRIBUTIONS:
From net investment income	–	(0.05)	–	–	–
From net realized gains	–	–	–	(0.01)	–

Total distributions	–	(0.05)	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(d)	–	0.00(d)	0.00(d)	–

Net increase/(decrease) in net asset value	3.25	0.49	1.30	(2.09)	0.34

Net asset value, end of year	$13.29	$10.04	$9.55	$8.25	$10.34

TOTAL RETURN(e)	32.37%	5.70%	15.76%	(20.23)%	3.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,955	$1,945	$2,149	$1,609	$568
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.49%(f)	6.28%	7.65%	12.05%	96.67%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%(f)	1.60%	1.60%	1.60%	1.60%(f)
Ratio of net investment income/(loss) to average net assets	0.50%(f)	0.00%(g)	(0.42)%	(0.49)%	(1.36)%(f)
Portfolio turnover rate(h)	28%	65%	93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Less than 0.005%
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

45 | October 31, 2014

ALPS Real Asset Income Fund
Management Commentary	October 31, 2014 (Unaudited)

During the six month period ending October 31, 2014 the ALPS Real Asset Income Fund’s Class I Shares produced a negative return of -0.36% compared to a return of 8.22% for the S&P 500 Index and 2.48% for the MSCI World Index.

The Fund employs a strategy that combines investments in Commodities, Global Infrastructure and Master Limited Partnerships (“MLPs”). At the end of October the Fund allocated approximately 30% of its total investments toward commodity-related investments, 43% toward global infrastructure securities and 27% toward MLPs.

During the period the Fund paid two distributions:

$0.10692 per share on June 26, 2014

$0.13287 per share on September 26, 2014

Performance in the period was negatively impacted by several macroeconomic events, most notably the continued weakness in commodity prices. The decline in commodity prices negatively impacted the Fund’s investments in both commodity futures and commodity producing equities, as well investments in energy-related infrastructure and MLPs. Prices trended lower due to a combination of weak demand from the world’s major economies, a strong US dollar and increasing supplies of both agricultural and energy related commodities.

Despite the efforts of central bankers in Europe and Japan, economic growth remained sluggish and failed to provide much of a tailwind for commodity consumption. Weak demand was further exacerbated by the strength of the US Dollar, which increased by 9.37% as measured by the US Dollar Index for the six month period ending October 31, 2014. As most commodities are priced in US Dollars, an increase in the value of the dollar typically results in negative performance for commodities, all other factors left alone. Finally, ideal weather conditions resulted in record crop yields for several agricultural commodities, causing cotton, soybeans, corn and wheat prices to decline 32%, 29%, 27% and 25%, respectively.

Perhaps the most notable event of the period, however, was the precipitous drop in the price of crude oil. From its peak in June at $107.49, West Texas Intermediate (WTI) fell more than 25% to settle at $80.53 at the end of October. Increased US energy production helped fuel fears of global supply outpacing demand. Uncertainty about the ability and or willingness of OPEC to curtail production amid the drop in prices also contributed to volatility in the energy markets, particularly in September and October. The decline in oil prices primarily impacted the Fund’s investments in commodity futures, such as crude oil and natural gas, as well as commodity producing equities in the oil and gas sector. While the majority of MLPs operate toll-road business models that rarely take title to the underlying commodity, there were a few weeks where MLPs were not immune to the headline risk of falling oil prices.

Despite the volatility in commodity prices, we strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are still in place. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe. A billion more people will be added to the world population over the next decade. The increase of wealth distribution to the developing world as those economies grow at rapid rates relative to the slow or negative growth occurring in the developed countries is contributing to ever increasing demand for raw materials and food. MLP-owned energy infrastructure assets, including pipelines, storage facilities, and processing plants, are and will be the bridge by which the reserves and production in supply basins make their way to demand centers. Our outlook for the global infrastructure investment universe remains positive, as investors continue to remain attracted to the stability of the cash flows and growth prospects that the high-yielding infrastructure universe could potentially deliver.

Jeremy Held

Director of Research

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Fund’s sub-advisors, RREEF America LLC and CoreCommodity Management, LLC, accept any liability for losses either direct or consequential caused by the use of this information.

MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

US Dollar Index: A measure of the value of the U.S. Dollar relative to a majority of the United States’ most significant trading partners.

46 | October 31, 2014

ALPS Real Asset Income Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	Since Inception ^	Total Expense Ratio	What You Pay *
Class A (NAV)	-0.63%	8.65%	1.54%	1.40%
Class A (MOP)	-6.10%	2.70%
Class C (NAV)	-0.93%	8.12%	2.14%	2.00%
Class C (CDSC)	-1.90%	7.12%
Class I	-0.36%	9.14%	1.14%	1.00%
S&P 500® Total Return Index[1]	8.22%	13.80%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for

47 | October 31, 2014

ALPS Real Asset Income Fund
Performance Update	October 31, 2014 (Unaudited)

federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of  one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

[1]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of November 29, 2013.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2015. Please see the prospectus for additional information.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

Top Ten Holdings (as a % of Net Assets) †

UBS AG Commodity-Linked Note Linked to the Thomson Reuter/Jefferies CRB 3 Month Forward Index,0.00%	2.61%
Bank of America Corp., Commodity-Linked Note Linked to the Merrill Lynch Commodity Index eXtra J-Series F3 Total Return Index, 0.00%	2.59%
Kinder Morgan Energy Partners LP	2.44%
PowerShares DB Commodity Index Tracking Fund ETF	2.39%
Enterprise Products Partners LP	2.25%
Energy Transfer Partners LP	2.06%
ELEMENTS Linked to the Rogers International Commodity Index - Total Return ETN	2.02%
Terna Rete Elettrica Nazionale SpA	2.01%
Westshore Terminals Investment Corp.	2.00%
Snam SpA	1.95%
Top Ten Holdings	22.32%

†	Holdings are subject to change. Table presents approximate values only.

Portfolio Composition (as a % of Net Assets)

48 | October 31, 2014

ALPS Real Asset Income Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

CLOSED-END FUNDS (1.61%)
HICL Infrastructure Co. Ltd.	12,400	$29,397
International Public Partnerships Ltd.	13,300	29,510

		58,907

TOTAL CLOSED-END FUNDS (Cost $53,968)		58,907

COMMON STOCKS (47.70%)
Basic Materials (4.44%)
Chemicals (2.84%)
CF Industries Holdings, Inc.	137	35,620
Monsanto Co.	164	18,867
The Mosaic Co.	443	19,629
Potash Corp. of Saskatchewan, Inc.	867	29,625

		103,741

Iron/Steel (0.49%)
Carpenter Technology Corp.	63	3,153
Gerdau SA, ADR	691	3,130
Steel Dynamics, Inc.	133	3,060
Vale SA, ADR	828	8,355

		17,698

Mining (1.11%)
Goldcorp, Inc.	862	16,189
Kinross Gold Corp.(a)	3,189	6,856
Rio Tinto PLC, ADR	166	7,963
Southern Copper Corp.	336	9,670

		40,678

TOTAL BASIC MATERIALS		162,117

Communications (2.76%)
Telecommunications (2.76%)
Eutelsat Communications SA	1,300	42,128
SES SA	1,700	58,691

		100,819

TOTAL COMMUNICATIONS		100,819

Consumer, Cyclical (2.00%)
Storage/Warehousing (2.00%)
Westshore Terminals Investment Corp.	2,400	73,147

TOTAL CONSUMER, CYCLICAL		73,147

	Shares	Value (Note 2)

Consumer, Non-Cyclical (6.02%)
Commercial Services (5.22%)
Atlantia SpA	3,000	$70,677
Jiangsu Expressway Co. Ltd., Class H	55,200	61,641
Zhejiang Expressway Co. Ltd., Class H	58,000	58,485

		190,803

Food (0.80%)
Tyson Foods, Inc., Class A	722	29,133

TOTAL CONSUMER, NON-CYCLICAL		219,936

Energy (13.01%)
Energy-Alternate Sources (2.75%)
Pattern Energy Group, Inc.	1,429	41,127
TransAlta Renewables, Inc.	5,500	59,292

		100,419

Oil & Gas (4.31%)
Chevron Corp.	133	15,953
ConocoPhillips	243	17,532
Eni SpA, ADR	377	16,023
HollyFrontier Corp.	114	5,173
Marathon Oil Corp.	537	19,010
Marathon Petroleum Corp.	314	28,543
Murphy Oil Corp.	383	20,448
Occidental Petroleum Corp.	185	16,452
Valero Energy Corp.	362	18,133

		157,267

Pipelines (5.95%)
Inter Pipeline Ltd.	1,400	44,110
Spectra Energy Corp.	1,100	43,043
TransCanada Corp.	1,400	69,003
The Williams Cos, Inc.	1,100	61,061

		217,217

TOTAL ENERGY		474,903

Industrial (0.84%)
Environmental Control (0.84%)
Pennon Group PLC	2,300	30,667

TOTAL INDUSTRIAL		30,667

Industrials (3.99%)
Engineering & Construction (2.43%)
Ferrovial SA	2,200	44,883

49 | October 31, 2014

ALPS Real Asset Income Fund
Consolidated Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

Engineering & Construction (continued)
Sydney Airport	11,300	$43,853

		88,736

Machinery-Construction & Mining (0.22%)
Joy Global, Inc.	150	7,895

Machinery-Diversified (0.19%)
AGCO Corp.	152	6,735

Transportation (1.15%)
Hutchison Port Holdings Trust	62,400	42,120

TOTAL INDUSTRIALS		145,486

Utilities (14.64%)
Electric (6.64%)
AusNet Services	23,800	28,798
DUET Group	13,400	29,008
PG&E Corp.	1,000	50,320
Spark Infrastructure Group	17,700	29,595
Terna Rete Elettrica Nazionale SpA	14,600	73,513
Transmissora Alianca	4,200	31,188

		242,422

Gas (6.30%)
Enagas SA	1,100	36,874
Hong Kong & China Gas Co. Ltd.	19,510	45,535
Keyera Corp.	400	31,821
National Grid PLC	3,000	44,440
Snam SpA	13,200	71,294

		229,964

Water (1.70%)
Severn Trent PLC	1,000	31,930
United Utilities Group PLC	2,200	30,072

		62,002

TOTAL UTILITIES		534,388

TOTAL COMMON STOCKS (Cost $1,642,501)		1,741,463

EXCHANGE TRADED FUNDS (2.39%)
PowerShares DB Commodity Index Tracking Fund	3,900	87,048

TOTAL EXCHANGE TRADED FUNDS (Cost $99,456)		87,048

	Shares	Value (Note 2)

EXCHANGE TRADED NOTES (2.02%)
ELEMENTS Linked to the Rogers International Commodity Index - Total Return(a)	10,000	$73,900

TOTAL EXCHANGE TRADED NOTES (Cost $80,542)		73,900

MASTER LIMITED PARTNERSHIPS (24.69%)
Energy (24.69%)
Pipelines (24.69%)
Access Midstream Partners LP	476	29,650
Atlas Pipeline Partners LP	357	13,102
Buckeye Partners LP	568	42,827
Crestwood Midstream Partners LP	701	13,943
DCP Midstream Partners LP	403	21,339
El Paso Pipeline Partners LP	643	26,138
Enbridge Energy Partners LP	971	35,024
Energy Transfer Partners LP	1,166	75,125
EnLink Midstream Partners LP	433	12,990
Enterprise Products Partners LP	2,226	82,139
EQT Midstream Partners LP	184	16,299
Genesis Energy LP	342	16,409
Kinder Morgan Energy Partners LP	950	89,110
Magellan Midstream Partners LP	812	66,478
MarkWest Energy Partners LP	818	57,301
NuStar Energy LP	305	18,544
ONEOK Partners LP	730	37,303
Plains All American Pipeline LP	1,100	61,985
Regency Energy Partners LP	1,385	41,550
Spectra Energy Partners LP	236	12,744
Sunoco Logistics Partners LP	668	31,884
Targa Resources Partners LP	474	28,952
Tesoro Logistics LP	176	9,909
Western Gas Partners LP	318	22,228
Williams Partners LP	744	38,353

		901,326

TOTAL ENERGY		901,326

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $813,033)		901,326

50 | October 31, 2014

ALPS Real Asset Income Fund
Consolidated Statement of Investments	October 31, 2014

	Principal Amount	Value (Note 2)

COMMODITY-LINKED NOTES (5.20%)
Bank of America Corp., Commodity-Linked Note Linked to the Merrill Lynch Commodity Index eXtra J-Series F3 Total Return Index, 0.00%, Series 5 01/09/2015(b)	$100,000	$94,586
UBS AG Commodity-Linked Note Linked to the Thomson Reuter/Jefferies CRB 3 Month Forward Index, 0.00% 01/09/2015(b)	100,000	95,338

TOTAL COMMODITY-LINKED NOTES (Cost $200,000)		189,924

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (9.34%)
Money Market Funds (9.34%)
Dreyfus Treasury Prime Institutional Fund	0.011%	311,935	311,935
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.045%	28,992	28,992

TOTAL SHORT TERM INVESTMENTS (Cost $340,927)			340,927

TOTAL INVESTMENTS (92.95%) (Cost $3,230,427)			$3,393,495

SEGREGATED CASH (4.13%)(c)			150,659

Other Assets In Excess Of Liabilities (2.92%)			106,833

NET ASSETS (100.00%)			$3,650,987

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Call Options
Market Vectors Agribusiness ETF	11/22/2014	55.00	(6)	(75)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Call Options (Continued)
SPDR Gold Shares	11/22/2014	$117.00	(1)	$(59)

TOTAL WRITTEN CALL OPTIONS (Premiums received $551)				$(134)

TOTAL WRITTEN OPTIONS (Premiums received $551)				$(134)

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2014.
(c)	Cash is being held as collateral for written options.

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund.

LP - Limited Partnership.

Ltd. - Limited.

PLC - Public Limited Company.

SA - Generally designates corporations in various

countries, mostly those employing the civil law.

SpA - Societa’ Per Azioni is an Italian shared company.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

51 | October 31, 2014

ALPS Real Asset Income Fund
Consolidated Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$3,393,495
Cash	34,108
Foreign currency, at value (Cost $6,570)	6,508
Receivable for investments sold	59,639
Cash collateral pledged for written options	150,659
Dividends receivable	9,128
Receivable due from advisor	20,241
Deferred offering costs	3,679
Prepaid expenses and other assets	29,896

Total Assets	3,707,353

LIABILITIES
Written options, at value (premiums received $551)	134
Administration and transfer agency fees payable	14,420
Distribution and services fees payable	1,443
Professional fees payable	23,885
Accrued expenses and other liabilities	16,484

Total Liabilities	56,366

NET ASSETS	$3,650,987

NET ASSETS CONSIST OF
Paid-in capital	$3,451,227
Accumulated net investment loss	(4,939)
Accumulated net realized gain on investments, written options and foreign currency transactions	41,300
Net unrealized appreciation on investments, written options and translation of assets and liabilities denominated in foreign currencies	163,399

NET ASSETS	$3,650,987

INVESTMENTS, AT COST	$3,230,427

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.52
Net Assets	$786,528
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	74,732
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.13
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.50
Net Assets	$540,564
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	51,487
Class I:
Net Asset Value, offering and redemption price per share	$10.51
Net Assets	$2,323,895
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	221,171

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.
52 | October 31, 2014

ALPS Real Asset Income Fund
Consolidated Statement of Operations	For the Period November 30, 2013 (Commencement) to October 31, 2014

INVESTMENT INCOME
Dividends	$102,508
Foreign taxes withheld on dividends	(5,477)

Total Investment Income	97,031

EXPENSES
Investment advisory fees	24,534
Administrative and transfer agency fees	143,443
Distribution and service fees
Class A	2,207
Class C	4,957
Professional fees	24,540
Networking fees
Class I	2,019
Reports to shareholders and printing fees	7,779
State registration fees	8,970
SEC registration fees	399
Custody fees	18,053
Trustees’ fees and expenses	5,079
Offering costs	70,657
Miscellaneous expenses	15,356

Total Expenses	327,993

Less fees waived/reimbursed by investment advisor (Note 7)
Class A	(51,445)
Class C	(46,721)
Class I	(191,995)

Net Expenses	37,832

Net Investment Income	59,199

Net realized gain on investments	26,297
Net realized gain on written options	2,135
Net realized gain on foreign currency transactions	165
Net change in unrealized appreciation on investments	163,068
Net change in unrealized appreciation on written options	417
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(86)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	191,996

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$251,195

See Notes to Financial Statements.
53 | October 31, 2014

ALPS Real Asset Income Fund
Consolidated Statement of Changes in Net Assets

For the Period November 30, 2013 (Commencement) to October 31, 2014

OPERATIONS
Net investment income	$59,199
Net realized gain on investments, written options, securities sold short and foreign currency transactions	28,597
Net change in unrealized appreciation on investments, written options and translation of assets and liabilities denominated in foreign currencies	163,399

Net Increase in Net Assets Resulting from Operations	251,195

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(20,129)
Class C	(16,043)
Class I	(84,688)

Net Decrease in Net Assets from Distributions	(120,860)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	780,396
Class C	500,030
Class I	2,150,030
Dividends reinvested
Class A	19,893
Class C	16,043
Class I	83,422
Shares redeemed
Class A	(29,102)
Class C	(30)
Class I	(30)

Net Increase in Net Assets Derived from Beneficial Interest Transactions	3,520,652

Net increase in net assets	3,650,987

NET ASSETS
Beginning of period	–

End of period *	$3,650,987

*Including accumulated net investment loss of:	$(4,939)

See Notes to Financial Statements.
54 | October 31, 2014

ALPS Real Asset Income Fund – Class A
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period November 30, 2013 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17
Net realized and unrealized gain	0.70
Total from investment operations	0.87

DISTRIBUTIONS:
From net investment income	(0.35)
Total distributions	(0.35)

Net increase in net asset value	0.52
Net asset value, end of year	$10.52

TOTAL RETURN(b)	8.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$787
Ratio of expenses to average net assets excluding fee waivers and reimbursements	10.72%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%(c)(d)
Ratio of net investment income to average net assets	1.76%(c)(d)
Portfolio turnover rate(e)	13%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
55 | October 31, 2014

ALPS Real Asset Income Fund – Class C
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period November 30, 2013 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12
Net realized and unrealized gain	0.70
Total from investment operations	0.82

DISTRIBUTIONS:
From net investment income	(0.32)
Total distributions	(0.32)

Net increase in net asset value	0.50
Net asset value, end of year	$10.50

TOTAL RETURN(b)	8.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$541
Ratio of expenses to average net assets excluding fee waivers and reimbursements	11.43%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%(c)(d)
Ratio of net investment income to average net assets	1.17%(c)(d)
Portfolio turnover rate(e)	13%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
56 | October 31, 2014

ALPS Real Asset Income Fund – Class I
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period November 30, 2013 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21
Net realized and unrealized gain	0.71
Total from investment operations	0.92

DISTRIBUTIONS:
From net investment income	(0.41)
Total distributions	(0.41)

Net increase in net asset value	0.51
Net asset value, end of year	$10.51

TOTAL RETURN(b)	9.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,324
Ratio of expenses to average net assets excluding fee waivers and reimbursements	10.51%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.00%(c)(d)
Ratio of net investment income to average net assets	2.16%(c)(d)
Portfolio turnover rate(e)	13%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
57 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	October 31, 2014 (Unaudited)

Overview

Pause Button?

Has the private equity market hit the “pause button”? While certain segments of the listed private equity market indicate that may be the case, the overall market might disagree.

Where are we seeing the “Pause Button”:

•

Business Development Companies (BDCs) are feeling the effects of upward interest rate expectations coupled with widening spreads in the high yield market. Given the fact that the majority of assets held on a BDC’s balance sheet are loans to private companies, the prospect of higher rates has investors concerned.

•

With the recent slowdown in the Euro zone, some private equity firms with large European exposure are beginning to experience muted revenue growth in portfolio companies. This contrasts with valuations for many European businesses that have been at fairly high levels over the past couple of years. So what’s the concern? There appears to be concern over potential mark downs in a private equity firm’s portfolio from a re-rating in valuation multiples. It’s helpful to keep in mind that Europe is not a homogenous set of countries; each country is quite different with different opportunities and risks.

•

US based publicly traded alternative asset managers (Blackstone, Carlyle, Apollo, KKR, etc.) have seen their share prices fall 20%-30% from earlier in the year. Why? I have to admit, I’m not really sure. Their business model of raising long dated/locked capital from investors with healthy management and performance fees remains firmly intact. In fact, they continue to exceed most sell side analysts’ expectations in asset gathering. And existing portfolio company exits at strong upticks to most recent valuations continues apace. Something doesn’t make sense here.

Areas that aren’t experiencing much if any meaningful “Pause”:

•	US dollar based investments;
•	Strong exit market (as previously mentioned);
•	Segments of the venture market, social media, healthcare/biotech, cloud based businesses, online retail; and
•	Discounts to NAV in listed private equity companies continue to narrow.

Where does this leave us? As of the writing of this Commentary, much of listed private equity has given back most if not all of the share price gains they experienced earlier in the year. Some are below where they started the year. Is this cause for concern? In our opinion, not really. Private equity as a whole, along with listed private equity, continues to enjoy a good, constructive environment in what they do best: buy, build/fix, and exit.

In 2013 I wrote that an experienced and sharp institutional investor asked me how I would characterize the state of affairs in private equity. What I said then still applies now: “not too hot, not too cold, just about right.”

Portfolio Review

For the six months ended October 31, 2014, the Fund’s Class A shares, LPEFX, returned -5.57%, (Class A delivered a net return of -10.80% at MOP), compared with 2.48%, -4.32% and -1.04% for the MSCI World Index, the Red Rocks Global Listed Private Equity Index and the S&P Listed Private Equity Index, respectively.

During the period, we exited three securities, including: CIR SPA, Oaktree Capital Group and Ratos AB, while we added two securities, including: Ares Capital Corporation and Oakley Capital Investments.

At the end of the period the Fund held 37 holdings in some of the top performing private equity funds/firms from around the globe. Finding, researching and analyzing these investments is what Red Rocks Capital does best. It’s what gets us up in the morning, excited to go to work. And with that, our objective remains a constant: assemble the best global portfolio of listed private equity companies for the benefit of our shareholders.

Net contributors to performance for the period included:

•	Brookfield Asset Management – Class A
•	Harbourvest Global Private Equity
•	HBM Healthcare Investments

Net detractors to performance for the period included:

•	Ratos AB – B Shares
•	Eurazeo
•	Wendel

Outlook

Given the levels of global GDP (positive but muted) and interest rates (low by historical standards), private equity continues to benefit. Yes, valuation multiples in certain businesses look full; but that has not stopped the private equity firms that have demonstrated an expertise in operational improvement from producing positive results. Growth continues to be difficult to come by, but private equity has a knack for finding growth-oriented companies where they can accelerate revenue. Old line businesses are feeling significant (some would say unrelenting) pressure from technology and innovation; a good or bad thing depending on where one sits, but clearly creating an opportunity for savvy investors; private equity being in that category. In summary, private equity looks to be in a good spot.

As always, we appreciate your continued support and interest in Red Rocks and the Listed Private Equity strategy.

Adam Goldman

Co-Portfolio Manager

58 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	October 31, 2014 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Red Rocks Capital LLC accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

59 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-5.57%	2.59%	17.27%	13.44%	-0.65%	2.34%	2.34%
Class A (MOP)	-10.80%	-3.05%	15.06%	12.17%	-1.46%
Class C (NAV)	-5.86%	2.14%	16.49%	12.53%	-1.43%	2.90%	2.90%
Class C (CDSC)	-6.80%	1.18%	16.49%	12.53%	-1.43%
Class I (NAV)	-5.39%	2.94%	17.58%	13.77%	-0.36%	1.95%	1.95%
Class R	-5.48%	2.69%	17.37%	13.30%	-0.89%	2.42%	2.42%
MSCI World Index[1]	2.48%	9.25%	15.02%	12.02%	3.89%
Red Rocks Global Listed Private Equity Index[2]	-4.32%	0.45%	16.75%	13.71%	0.22%
S&P® LPE Total Return Index[3]	-1.04%	3.18%	18.37%	14.61%	1.29%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

60 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	October 31, 2014 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

[1]

MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Red Rocks Global Listed Private Equity Index replaced the S&P Listed Private Equity Index as the Fund’s secondary index effective March 12, 2014. The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. The Advisor and Sub-Advisor made this recommendation to the Board because the new index more closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period.

[3]

S&P® Listed Private Equity Index: The S&P® Listed Private Equity Index is comprised of 30 leading listed private equity companies that meet size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies in the private equity space. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2007.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015 and Acquired Fund Fees and Expenses of 0.07%. Please see the current prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

61 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	October 31, 2014 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	5.81%
Eurazeo SA	5.17%
Blackstone Group LP	4.97%
KKR & Co. LP	4.96%
The Carlyle Group LP	4.47%
Onex Corp.	4.39%
Aurelius AG	4.29%
SVG Capital PLC	4.17%
3i Group PLC	4.12%
Wendel SA	3.91%
Top Ten Holdings	46.26%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

62 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (99.16%)
Diversified (11.95%)
Holding Companies-Diversified Operations (11.95%)
Ackermans & van Haaren N.V.	124,700	$15,547,066
Remgro, Ltd.	358,733	8,227,954
Schouw & Co.	318,722	14,112,953
Wendel SA	167,306	18,437,436

		56,325,409

TOTAL DIVERSIFIED		56,325,409

Financials (83.08%)
Closed-End Funds (28.25%)
AP Alternative Assets LP(a)	112,988	3,485,680
Better Capital PCC, Ltd.(a)	2,000,963	2,680,776
Castle Private Equity, Ltd.	332,681	4,823,468
Electra Private Equity PLC(a)	342,111	13,955,449
HarbourVest Global Private Equity, Ltd.	2,234,321	27,403,948
HBM Healthcare Investments AG, Class A	110,393	10,475,374
HgCapital Trust PLC	736,426	12,487,387
Oakley Capital Investments, Ltd.(a)	2,780,664	6,618,934
Pantheon International Participations PLC, Ordinary Shares(a)	278,208	5,304,965
Pantheon International Participations PLC, Redeemable Shares(a)	317,700	5,704,797
Riverstone Energy, Ltd.(a)	637,470	8,545,557
Standard Life European Private Equity Trust PLC, Ordinary Shares	3,445,633	12,071,180
SVG Capital PLC(a)	2,875,830	19,643,899

		133,201,414

Diversified Financial Services (14.82%)
Blackstone Group LP	778,226	23,440,167
Intermediate Capital Group PLC	358,687	2,353,109
KKR & Co. LP	1,084,333	23,378,220
Onex Corp.	366,574	20,682,703

		69,854,199

Investment Companies (9.74%)
Ares Capital Corp.	309,780	4,953,382
Capital Southwest Corp.	225,529	8,267,893
Grand Parade Investments, Ltd.(a)	6,989,891	4,505,825
Hosken Consolidated Investments, Ltd.	749,090	10,134,338

		Shares	Value (Note 2)
Investment Companies (continued)
Investor AB, B Shares		505,038	$18,069,925

			45,931,363

Private Equity (26.82%)
3i Group PLC		3,057,900	19,415,160
Altamir Amboise		1,158,201	14,513,979
Apollo Global Management LLC, Class A		751,484	17,096,261
Aurelius AG		582,681	20,240,752
The Carlyle Group LP		759,342	21,079,334
Eurazeo SA		364,570	24,373,500
IP Group PLC(a)		2,562,857	8,482,453
mutares AG		13,081	1,221,237

			126,422,676

Real Estate (3.45%)
Brookfield Asset Management, Inc., Class A		331,798	16,248,148

TOTAL FINANCIALS			391,657,800

Industrials (4.13%)
Miscellaneous Manufacturers (4.13%)
Danaher Corp.		132,578	10,659,271
Melrose Industries PLC		2,158,055	8,841,149

			19,500,420

TOTAL INDUSTRIALS			19,500,420

TOTAL COMMON STOCKS (Cost $413,681,185)			467,483,629

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.73%)
Money Market Fund (0.73%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.045%	3,445,979	3,445,979

TOTAL SHORT TERM INVESTMENTS (Cost $3,445,979)			3,445,979

TOTAL INVESTMENTS (99.89%) (Cost $417,127,164)			$470,929,608

Other Assets In Excess Of Liabilities (0.11%)			506,180

NET ASSETS (100.00%)			$471,435,788

63 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statement of Investments	October 31, 2014

(a)	Non-Income Producing Security.

Common Abbreviations:

AB	- Aktiebolag is the Swedish equivalent of the term corporation.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LLC	- Limited Liability Company.
LP	- Limited Partnership.
Ltd.	- Limited.
N.V.	- Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PCC	- Protected Cell Company.
PLC	- Public Limited Company.
SA	- Generally designates corporations in various countries, mostly those employing the civil law.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

64 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$470,929,608
Foreign currency, at value (Cost $1,093,650)	1,090,754
Receivable for investments sold	1,872,058
Receivable for shares sold	473,208
Dividends receivable	1,047,843
Prepaid expenses and other assets	28,945
Total Assets	475,442,416
LIABILITIES
Payable for investments purchased	2,938,185
Payable for shares redeemed	397,008
Investment advisory fees payable	338,185
Administration and transfer agency fees payable	68,171
Distribution and services fees payable	123,069
Trustees’ fees and expenses payable	3,428
Professional fees payable	34,779
Custody fees payable	16,722
Accrued expenses and other liabilities	87,081
Total Liabilities	4,006,628
NET ASSETS	$471,435,788

NET ASSETS CONSIST OF
Paid-in capital	$427,103,909
Accumulated net investment loss	(13,757,302)
Accumulated net realized gain on investments and foreign currency transactions	4,300,660
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	53,788,521

NET ASSETS	$471,435,788

INVESTMENTS, AT COST	$417,127,164

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$6.61
Net Assets	$203,995,896
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	30,853,959
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$6.99
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.43
Net Assets	$17,192,970
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,673,977
Class I:
Net Asset Value, offering and redemption price per share	$6.67
Net Assets	$249,375,290
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	37,364,812
Class R:
Net Asset Value, offering and redemption price per share	$5.87
Net Assets	$871,632
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	148,447

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

65 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statements of Operations

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$5,853,183	$7,542,694
Foreign taxes withheld on dividends	(678,608)	(591,613)
Interest and other income	–	12,916
Total Investment Income	5,174,575	6,963,997

EXPENSES
Investment advisory fees	2,011,020	2,774,129
Administrative and transfer agency fees	344,637	499,363
Distribution and service fees
Class A	364,965	611,346
Class C	81,565	70,686
Class R	1,608	1,822
Professional fees	31,998	43,852
Networking fees
Class A	39,713	57,600
Class C	5,130	3,734
Class I	111,772	158,952
Class R	117	159
Reports to shareholders and printing fees	54,206	58,974
State registration fees	36,491	69,183
SEC registration fees	11,248	15,927
Insurance fees	2,903	4,791
Custody fees	59,592	111,588
Trustees’ fees and expenses	6,952	12,833
Repayment of previously waived fees
Class A	140,349	168,480
Class C	–	3,091
Class I	82,686	73,922
Class R	–	263
Miscellaneous expenses	10,140	19,431
Total Expenses	3,397,092	4,760,126
Net Investment Income	1,777,483	2,203,871
Net realized gain on investments	10,115,111	31,042,197
Net realized loss on foreign currency transactions	(1,005,326)	(79,801)
Net realized gain distributions from other investment companies	7,133	–
Net change in unrealized appreciation/(depreciation) on investments	(39,492,219)	36,500,824
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(40,464)	17,156
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(30,415,765)	67,480,376
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,638,282)	$69,684,247

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

66 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$1,777,483	$2,203,871	$3,533,375
Net realized gain on investments and foreign currency transactions	9,109,785	30,962,396	4,919,331
Net realized gain distributions from other investment companies	7,133	–	–
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(39,532,683)	36,517,980	46,645,985
Net Increase/(Decrease) in Net Assets Resulting from Operations	(28,638,282)	69,684,247	55,098,691

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	–	(11,258,970)	(1,393,693)
Class C	–	(444,823)	(36,855)
Class I	–	(11,570,862)	(1,868,287)
Class R	–	(25,293)	(1,190)
Net Decrease in Net Assets from Distributions	–	(23,299,948)	(3,300,025)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	61,140,590	104,537,580	29,478,167
Class C	7,348,056	7,052,467	1,238,806
Class I	99,388,072	93,622,391	60,979,444
Class R	453,224	330,734	148,586
Dividends reinvested
Class A	–	10,565,914	1,275,595
Class C	–	357,600	30,465
Class I	–	4,362,094	656,092
Class R	–	23,238	813
Shares redeemed, net of redemption fees
Class A	(50,641,540)	(36,821,447)	(33,853,264)
Class C	(1,176,895)	(554,548)	(541,528)
Class I	(36,901,005)	(57,218,383)	(29,674,718)
Class R	(78,846)	(52,283)	(25,800)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	79,531,656	126,205,357	29,712,658

Net increase in net assets	50,893,374	172,589,656	81,511,324

NET ASSETS
Beginning of period	420,542,414	247,952,758	166,441,434
End of period *	$471,435,788	$420,542,414	$247,952,758

*Including accumulated net investment loss of:	$(13,757,302)	$(21,142,940)	$(8,376,470)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

67 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of period	$7.00	$6.05	$4.67	$6.44	$5.17	$3.56

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02(b)	0.03(b)	0.08(b)	0.07(b)	0.04(b)	0.14
Net realized and unrealized gain/(loss)	(0.41)	1.37	1.39	(1.41)	1.61	1.99
Total from investment operations	(0.39)	1.40	1.47	(1.34)	1.65	2.13

DISTRIBUTIONS:
From net investment income	–	(0.45)	(0.09)	(0.43)	(0.38)	(0.52)
Total distributions	–	(0.45)	(0.09)	(0.43)	(0.38)	(0.52)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	(0.39)	0.95	1.38	(1.77)	1.27	1.61
Net asset value, end of year	$6.61	$7.00	$6.05	$4.67	$6.44	$5.17

TOTAL RETURN(d)	(5.57)%	23.54%	31.75%	(19.68)%	33.22%	61.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$203,996	$205,727	$105,488	$85,807	$124,874	$67,192
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.59%(f)	1.64%	1.53%	1.71%	1.70%	1.71%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.59%(f)(g)	1.64%(g)	1.51%(h)	1.50%	1.50%	1.44%(i)
Ratio of net investment income to average net assets(e)	0.71%(f)	0.46%	1.54%	1.34%	0.67%	0.42%
Portfolio turnover rate(j)	11%	40%	32%	72%	43%	54%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2014, for the prior fiscal year in the amount of 0.06% (annualized) of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.01% of average net assets of Class A shares.

(h)	Contractual expense limitation changed from 1.50% to 1.65% effective September 1, 2012.
(i)	Contractual expense limitation changed from 1.25% to 1.50% effective September 1, 2009.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

68 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Incpetion) to April 30, 2011
Net asset value, beginning of period	$6.83	$5.92	$4.59	$6.37	$4.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.00)(c)	(0.00)(c)	0.04	0.03	(0.01)
Net realized and unrealized gain/(loss)	(0.40)	1.33	1.35	(1.39)	2.36
Total from investment operations	(0.40)	1.33	1.39	(1.36)	2.35

DISTRIBUTIONS:
From net investment income	–	(0.42)	(0.06)	(0.42)	(0.37)
Total distributions	–	(0.42)	(0.06)	(0.42)	(0.37)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	(0.40)	0.91	1.33	(1.78)	1.98
Net asset value, end of year	$6.43	$6.83	$5.92	$4.59	$6.37

TOTAL RETURN(d)	(5.86)%	22.97%	30.55%	(20.33)%	55.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,193	$12,200	$4,417	$2,838	$2,566
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.15%(f)	2.20%	2.25%	2.37%	2.31%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.15%(f)	2.20%	2.25%	2.25%	2.25%(f)
Ratio of net investment income/(loss) to average net assets(e)	(0.13)%(f)	(0.04)%	0.79%	0.59%	(0.19)%(f)
Portfolio turnover rate(g)	11%	40%	32%	72%	43%(h)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

69 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class I
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of period	$7.05	$6.08	$4.69	$6.47	$5.19	$3.57

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03(b)	0.06(b)	0.12(b)	0.08(b)	0.05(b)	0.28
Net realized and unrealized gain/(loss)	(0.41)	1.37	1.36	(1.42)	1.62	1.87
Total from investment operations	(0.38)	1.43	1.48	(1.34)	1.67	2.15

DISTRIBUTIONS:
From net investment income	–	(0.46)	(0.09)	(0.44)	(0.39)	(0.53)
Total distributions	–	(0.46)	(0.09)	(0.44)	(0.39)	(0.53)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	(0.38)	0.97	1.39	(1.78)	1.28	1.62
Net asset value, end of year	$6.67	$7.05	$6.08	$4.69	$6.47	$5.19

TOTAL RETURN(d)	(5.39)%	24.02%	31.99%	(19.52)%	33.47%	62.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$249,375	$202,076	$137,856	$77,750	$66,854	$45,144
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.25% (f)	1.25%	1.27%	1.41%	1.36%	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.25%(f)	1.25%	1.25%	1.25%	1.25%	1.19%(g)
Ratio of net investment income to average net assets(e)	0.85%(f)	0.91%	2.27%	1.60%	0.91%	0.78%
Portfolio turnover rate(h)	11%	40%	32%	72%	43%	54%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.00% to 1.25% effective September 1, 2009.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

70 | October 31, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class R
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of period	$6.21	$5.41	$4.17	$5.82	$4.73	$3.31

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.01(b)	0.02(b)	0.08(b)	0.05(b)	0.03(b)	(0.09)
Net realized and unrealized gain/(loss)	(0.36)	1.22	1.24	(1.27)	1.43	2.02
Total from investment operations	(0.35)	1.24	1.32	(1.22)	1.46	1.93

DISTRIBUTIONS:
From net investment income	–	(0.44)	(0.08)	(0.43)	(0.37)	(0.51)
Total distributions	–	(0.44)	(0.08)	(0.43)	(0.37)	(0.51)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01	–	–	–	–	–
Net increase/(decrease) in net asset value	(0.34)	0.80	1.24	(1.65)	1.09	1.42
Net asset value, end of year	$5.87	$6.21	$5.41	$4.17	$5.82	$4.73

TOTAL RETURN(c)	(5.48)%	23.50%	32.05%	(19.93)%	32.47%	60.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$872	$540	$191	$46	$125	$18
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.63%(e)	1.72%	1.85%	1.89%	1.87%	2.27%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.63%(e)	1.72%	1.75%	1.75%	1.75%	1.75%(f)
Ratio of net investment income/(loss) to average net assets(d)	0.46%(e)	0.36%	1.80%	1.10%	0.66%	(0.24)%
Portfolio turnover rate(g)	11%	40%	32%	72%	43%	54%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.50% to 1.75% effective September 1, 2009.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

71 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund
Management Commentary	October 31, 2014 (Unaudited)

The ALPS Sterling ETF Tactical Rotation Fund was launched on 6/30/14 and attempts to replicate the Sterling Tactical Rotation Index (STRR). The investment methodology for the STRR is to rotate between six asset classes using ETFs. The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the index. The index seeks to rotate away from declining asset classes and to overweight the two asset classes exhibiting the most strength 50/50 based on a mathematical formula. The asset classes the index rotates between are commodities, US equities, US bonds, International equities, REITs and cash. Cash is the only asset class that could potentially be invested 100% using ETFs. The index re-allocates on or near the last trading day of every month.

The mathematical formula utilized for the index is based on a proprietary relative strength model that incorporates a moving average overlay. The relative strength model is designed to rotate away from weakness and the moving average overlay is the component that determines if the index allocates to cash.

Through the first four month period since the Fund’s launch on 6/30/14, the ALPS Sterling ETF Tactical Rotation Fund (ETRIX) posted a -0.10% loss. During this period financial markets experienced a substantial divergence in returns. The DB Liquid Commodity Index was down -16% while the MSCI EAFE Index fell more than -6.0%. During this same period US equities, US REITs, and US bonds posted positive returns.

The Fund attempts to avoid asset classes that are experiencing prolonged periods of declining prices. Since the 6/30/14 launch the Fund has avoided both commodities and international equities. The Fund owned US equities and US REITs during the first three months and US equities and US bonds during October. The rotation away from REITs and into US bonds during October cost the fund roughly 4.5% as REITs rebounded sharply during the month.

The investment methodology for the fund seeks strength in price movement. It relies on low correlations between the available asset classes and attempts to rotate away from weakness. The model benefits during periods of asset class divergence. By avoiding the asset classes that are falling, the model positions itself to potentially benefit from rotating into those asset classes, once they begin exhibiting strength, at much lower prices.

Every asset class experiences bull and bear market cycles of varying lengths and at different periods of time. The fund attempts to avoid asset classes during their bear market cycles and to over-weight the asset classes during their bull market cycles. We strongly believe this will result in strong risk-adjusted returns over a full market cycle.

Mark W. Eicker

Chief Investment Officer

The Deutsche Bank Liquid Commodity Index tracks the performance of six commodities in the energy, precious metals, industrial metals and grain sectors.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Sterling Global Strategies accepts any liability for losses either direct or consequential caused by the use of this information.

72 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	3 Month	Since Inception ^	Total Expense Ratio	What You Pay *
Class A (NAV)	0.81%	-0.30%
Class A (MOP)	-4.78%	-5.77%	1.85%	1.75%
Class C (NAV)	0.61%	-0.50%
Class C (CDSC)	-0.39%	-1.50%	2.45%	2.35%
Class I (NAV)	0.81%	-0.20%	1.45%	1.35%
Morningstar Global Allocation Index[1]	-0.07%	-1.35%
Sterling Tactical Rotation Index TR2	1.09%	0.45%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance shown does not include the redemption fee, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. CDSC performance for Class C shares includes a 1% contingent deferred sales charge (CDSC) on C shares redeemed within 12 months of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Performance less than 1 year is cumulative.

[1]	Morningstar Global Allocation Index: seeks to provide both capital appreciation and income by investing across three areas: global equities, global bonds, and cash.
[2]

The Sterling Tactical Rotation Index - seeks to provide absolute returns during any market cycle or condition by employing an equally weighted strategic rotation model, trading between commodities, REITs, bonds, international and domestic equities.

^	Fund inception date of June 30, 2014.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

73 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund
Performance Update	October 31, 2014 (Unaudited)

This Fund is not suitable for all investors. The Fund is “non-diversified” and will generally be more volatile than diversified funds.

Investments in small and mid-cap companies generally will experience greater price volatility. International and Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase and may cause losses. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties.

The Fund invests in Exchange Traded Funds (“ETFs”) and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The Fund’s shareholders will indirectly incur the fees and expenses charged by the underlying ETFs held by the Fund, in addition to the expense charged by the Fund.

Commodities and futures generally are volatile and involve a high degree of risk. This fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

The ALPS | Sterling ETF Tactical Rotation Fund is new and has limited operating history.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Portfolio Composition (as a % of Net Assets)*

*	Holdings are subject to change.

74 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund
Statement of Investments	October 31, 2014

		Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.97%)
SPDR® S&P 500® ETF Trust		32,223	$6,498,090
Vanguard® REIT ETF		82,265	6,498,113

			12,996,203

TOTAL EXCHANGE TRADED FUNDS (Cost $12,756,904)			12,996,203

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.98%)
Money Market Fund (2.98%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.045%	391,455	391,455

TOTAL SHORT TERM INVESTMENTS (Cost $391,455)			391,455

TOTAL INVESTMENTS (101.95%) (Cost $13,148,359)			$13,387,658

Liabilities In Excess Of Other Assets (-1.95%)			(255,928)

NET ASSETS (100.00%)			$13,131,730

Common Abbreviations:

ETF - Exchange Traded Fund.

REIT - Real Estate Investment Trust.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

75 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund
Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$13,387,658
Receivable for investments sold	6,318,329
Receivable for shares sold	115,627
Dividends receivable	26
Receivable due from advisor	26,447
Deferred offering costs	47,466
Prepaid expenses and other assets	1,439
Total Assets	19,896,992
LIABILITIES
Payable for investments purchased	6,707,423
Payable for shares redeemed	22,559
Investment advisory fees payable	3,070
Administration and transfer agency fees payable	8,676
Distribution and services fees payable	1,876
Professional fees payable	16,523
Accrued expenses and other liabilities	5,135
Total Liabilities	6,765,262
NET ASSETS	$13,131,730

NET ASSETS CONSIST OF
Paid-in capital	$13,019,914
Accumulated net investment income	21,251
Accumulated net realized loss on investments	(148,734)
Net unrealized appreciation on investments	239,299
NET ASSETS	$13,131,730

INVESTMENTS, AT COST	$13,148,359

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$9.97
Net Assets	$5,261,643
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	527,623
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.55
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.95
Net Assets	$530,326
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	53,286
Class I:
Net Asset Value, offering and redemption price per share	$9.98
Net Assets	$7,339,761
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	735,136

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

76 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund
Statement of Operations	For the Period July 1, 2014 (Commencement) to October 31, 2014

INVESTMENT INCOME
Dividends	$35,889
Total Investment Income	35,889

EXPENSES
Investment advisory fees	15,932
Administrative and transfer agency fees	33,912
Distribution and service fees
Class A	1,798
Class C	1,027
Professional fees	16,525
Networking fees
Class I	105
Reports to shareholders and printing fees	1,154
State registration fees	171
SEC registration fees	1,160
Custody fees	918
Trustees’ fees and expenses	7
Offering costs	23,679
Miscellaneous expenses	2,754
Total Expenses	99,142
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(15,562)
Class C	(7,752)
Class I	(53,715)
Net Expenses	22,113
Net Investment Income	13,776
Net realized loss on investments	(148,734)
Net change in unrealized appreciation on investments	239,299
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	90,565
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,341

See Notes to Financial Statements.

77 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund
Statement of Changes in Net Assets

For the Period July 1, 2014 (Commencement) to October 31, 2014
OPERATIONS
Net investment income	$13,776
Net realized loss on investments	(148,734)
Net change in unrealized appreciation on investments	239,299
Net Increase in Net Assets Resulting from Operations	104,341

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	5,280,333
Class C	540,462
Class I	7,423,186
Shares redeemed
Class A	(85,902)
Class C	(8,249)
Class I	(122,441)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	13,027,389

Net increase in net assets	13,131,730

NET ASSETS
Beginning of period	–
End of year *	$13,131,730

*Including accumulated net investment income of:	$21,251

See Notes to Financial Statements.

78 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund – Class A
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized loss	(0.05)
Total from investment operations	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)
Net (decrease) in net asset value	(0.03)
Net asset value, end of year	$9.97

TOTAL RETURN(c)	(0.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.01%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.55%(d)
Ratio of net investment income to average net assets	0.67%(d)
Portfolio turnover rate(e)	181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

79 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund – Class C
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net realized and unrealized loss	(0.05)
Total from investment operations	(0.05)

Net (decrease) in net asset value	(0.05)
Net asset value, end of year	$9.95

TOTAL RETURN(a)	(0.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$530
Ratio of expenses to average net assets excluding fee waivers and reimbursements	9.70%(b)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%(b)
Ratio of net investment income to average net assets	0.12%(b)
Portfolio turnover rate(c)	181%

(a)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(b)	Annualized.
(c)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

80 | October 31, 2014

ALPS | Sterling ETF Tactical Rotation Fund – Class I
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized loss	(0.05)
Total from investment operations	(0.02)

Net (decrease) in net asset value	(0.02)
Net asset value, end of year	$9.98

TOTAL RETURN(b)	(0.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,340
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.93%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(c)
Ratio of net investment income to average net assets	0.94%(c)
Portfolio turnover rate(d)	181%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

81 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Management Commentary	October 31, 2014 (Unaudited)

Portfolio Review – October, 2014

The ALPS | Westport Resources Hedged High Income Fund’s Class I Shares declined 0.37% for the six months ended October 31, returning 2.38% year-to-date (YTD), net of fees. The Fund has outperformed the average of the Morningstar Non-Traditional Bond Universe by 0.39% for the first ten months of the year. The Fund’s benchmark, the Barclays Capital US Aggregate Bond Index advanced 2.35% for the same period and has a YTD return of 5.12%. The 30-day SEC yield for the Fund at month end was 5.55% with an average weighted duration of 1.1 years.

The Fund is invested in three sub-strategies: the Senior Loan Floating Rate Strategy, the Short Duration High Yield Strategy, and the Relative Value Long/Short Debt Strategy. Fund assets are allocated approximately one-third to each sub-strategy.

The Senior Loan Floating Rate Strategy achieved positive performance for the month, gaining 0.23%. It’s year-to-date return of 5.07% exceeds the sub-strategy’s benchmark, the Credit Suisse Leverage Loan Index1 by 234 basis points2. The Relative Value Long/Short Debt Strategy and the Short Duration High Yield Strategy had negative returns for the month, -0.67% and -0.73%, respectively. Year to date, the Relative Value Long/Short Debt Strategy is up 3.21% while the Short Duration High Yield Strategy has returned a positive 4.36%. All individual strategy returns are gross of fees.

The softness in performance has created greater opportunities within different sectors of the credit markets. The ability of our Relative Value manager, Amundi Smith Breeden LLC, to have a flexible mandate and allocate to different sectors of the credit markets should continue to benefit the Fund as they prepare for increasing issuer and spread dispersion, and capitalize on specific market opportunities. The Fund’s combination of the three active credit strategies should make the navigation through cyclical changes in the markets a much smoother ride.

Economic and Fixed Income Review

Broadly, the sub-advisors’ base economic growth and fundamental credit outlooks have not changed over the past month. They expect growth and credit fundamentals to remain generally supportive over the near-term. A 3%-area domestic growth rate should underpin solid corporate cash flow generation, capital spending plans, and low prospective corporate defaults. Valuations have reset and offer value compared to tighter levels recorded earlier this year. Market technicals (supply and demand) remain a wildcard, with the managers maintaining a constructive stance on corporate credit supported by valuations, fundamentals, the economic outlook, and positive seasonals.

Current Positioning Themes:

Outlook and Current Positioning Themes:

•	Macro forecast calls for 3.0% area real Gross Domestic Product (GDP) growth during second half of 2014 – Fiscal year (FY) 2015
•	Global developed market growth and yields to remain low.
•	Geopolitical uncertainties will continue to simmer.

Macro and Rates:

•	Low economic volatility and accommodation have compressed bond spreads and flattened the yield curve.
•	Real yields reside at lower end of the reasonable range
•	U.S. Treasury yields are susceptible to better fundamental data.
•	Short swap spread positioning offers a flight-to-quality hedge.

Corporate Credit:

•	Valuations are attractive after recent repricing
•	“Not too hot, not too cold” — stable economic growth is an important element for market performance.
•	The technical outlook is less certain while the fundamental picture remains supportive
•	Recent indications support continued business spending growth trends.
•	Market sponsorship remain a consideration for capital market flows.
•	Maintain a diversified and non-concentrated portfolio.
•	Pullback in leveraged loans could create the best opportunity set since late 2011.
•	Recovery in short duration/small issues generally lag on the rebound.

Securitized Credit:

•	Securitized credit represents an alternative to higher-yielding corporate credit
•	Different stages of the U.S. business/default and housing recovery cycles offer fundamental support.
•	New issue securitization (agency credit risk transfer, single-family rental, and ability to repay) to benefit from better underwriting quality and the housing recovery.
•	Look to redeploy Commercial Mortgage-Backed Securities (CMBS) sales into new issue subordinated CMBS via the new issue calendar.

Mark Tonucci, Co-Portfolio Manager

Mike Portnoy, Co-Portfolio Manager

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Westport Resources Management, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

[1]	The Credit Suisse Leverage Loan Index is an index designed to mirror the investable universe of the US-denominated leveraged loan market.

[2]	A basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument

82 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not  guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	Since Inception ^	Total Expense Ratio	What You Pay *
Class A (NAV)	-0.57%	2.13%
Class A (MOP)	-6.02%	-3.47%	2.45%	2.39%
Class C (NAV)	-0.87%	1.51%
Class C (CDSC)	-1.84%	0.53%	3.05%	2.99%
Class I	-0.37%	2.38%	2.05%	1.99%
Barclays Capital U.S. Aggregate Bond Index[1]	2.35%	5.12%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and  principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end  performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

[1]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2013.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

83 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Performance Update	October 31, 2014 (Unaudited)

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

All investments involve risks, including possible loss of principal. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the fund’s share price and yield. Credit risk refers to the possibility the bond issuer will not be able to make principal and interest payments. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the fund adjust to a rise in interest rates, the fund’s share price may decline. These and other risk considerations are discussed in the fund’s prospectus. The principal on mortgage or asset-backed securities normally may be prepaid at any time, which will reduce the yield and market value of those securities. US obligations are supported by varying degrees of credit but generally are not backed by the full faith and credit of the US government. Investments in non-investment-grade debt securities (“high yield” or “junk” bonds) may be subject to greater market fluctuations and risk of default or loss of income and principal than securities in higher rating categories.

Senior-secured and second lien loans and bonds: Assets pledged as security for these loans and bonds would first be made available to senior lenders before other investors’ demands were met when settling a bankruptcy.

The Fund is not required to invest with any minimum number of sub-advisors, and does not have minimum or maximum limitations with respect to the allocations of the assets to any sub-advisor or investment option.

Top Ten Holdings (as a % of Net Assets) †

Global Investments Group Finance Ltd., Sr. Unsec. Notes	2.48%
ION Geophysical Corp., Second Lien Notes	2.14%
Creditcorp, Sec. Notes	2.12%
American Gilsonite Co., Second Lien Notes	2.12%
Tempel Steel Co., Sec. Notes	2.06%
Broadview Networks Holdings, Inc., Sec. Notes	1.96%
Extreme Reach, Inc., First Lien Initial Term Loan	1.94%
Marine Acquisition Corp., Term Loan	1.87%
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes	1.73%
Asurion LLC (fka Asurion Corp.), Second Lien Term Loan	1.68%
Top Ten Holdings	20.10%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

84 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (0.69%)
ProShares UltraShort Russell 2000®(a)	3,990	$170,413

TOTAL EXCHANGE TRADED FUNDS (Cost $170,646)		170,413

	Principal Amount	Value (Note 2)

BANK LOANS (31.16%)(b)
Basic Materials (1.12%)
AZ Chem US, Inc., First Lien Initial Term Loan
4.500% 06/11/2021	29,684	29,711
Berlin Packaging, First Lien Initial Term Loan
4.500% 10/01/2021	14,000	13,955
HLX PLY Holdings, Inc., Term Loan
5.000% 06/30/2021	100,000	99,094
IBC Capital, Ltd., First Lien Initial Term Loan
4.750% 09/09/2021	35,000	34,847
Tensar Corp., First Lien Term Loan
5.750% 07/09/2021	100,000	99,438

Communications (5.83%)
ABG Intermediate Holdings LLC, First Lien Term Loan
5.500% 05/27/2021	99,500	99,127
Answers Corporation, First Lien Term Loan
6.250% 10/01/2021	22,000	21,340
AP NMT Aquisition BV, First Lien Term B Loan
L+5.75% 08/13/2021 (c)	56,000	54,717
Auction.com, A-2 Term Loan
L+4.25% 02/28/2017 (c)	2,964	2,949
Auction.com, A-4 Term Loan
L+4.25% 08/30/2016 (c)	51,036	50,781
Block Communications, Term B Loan
L+3.50% 10/29/2021 (c)	70,000	69,978
ConvergeOne Holdings Corp., First Lien Initial Term Loan
6.000% 06/17/2020	50,873	50,586
Encompass Digital Media, Inc., Second Lien Tranche B Term Loan
8.750% 06/06/2022	100,000	101,000
Extreme Reach, Inc., First Lien Initial Term Loan
6.750% 02/07/2020	476,667	479,050

	Principal Amount	Value (Note 2)

Communications (continued)
Extreme Reach, Inc., Second Lien Initial Term Loan
10.500% 01/22/2021	$160,000	$160,800
iParadigms Holdings LLC, First Lien Initial Term Loan
5.000% 07/30/2021	42,000	41,423
Level 3 Financing, Inc., Tranche B Term Loan
L+3.50% 01/31/2022 (c)	72,000	72,416
Miller Heiman, Inc., Term Loan
6.750% 09/30/2019	34,779	34,007
NextGen Networks Pty, Ltd. (Nextgen Finance LLC), Term B Loan
5.000% 05/31/2021	99,750	97,256
TCH-2 Holdings LLC (TravelClick, Inc.), First Lien Initial Term Loan
5.500% 05/06/2021	99,756	98,883
YP LLC, Term Loan
8.000% 06/04/2018	5,580	5,611

Consumer, Cyclical (7.09%)
Amaya Holdings BV, First Lien Initial Term B Loan
5.000% 08/01/2021	112,000	111,347
AMF Bowling Centers, Inc., Term B Loan
7.250% 09/18/2021	42,000	41,764
Aristocrat Leisure, Initial Term Loan
4.750% 10/20/2021	184,000	183,138
BDF Acquisition Corp., Initial Term Loan
5.250% 02/12/2021	124,625	121,354
BRG Sports, Inc. (fka Easton-Bell Sports, Inc.), First Lien Term Loan
6.500% 04/15/2021	145,565	146,293
BRG Sports, Inc. (fka Easton-Bell Sports, Inc.), Second Lien Term Loan
10.250% 04/15/2022	150,000	150,750
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) Term B-7 Loan
9.750% 01/28/2018	199,500	184,945
Caesars Growth Properties Holdings LLC First Lien Term B Loan
6.250% 05/08/2021	18,000	17,058

85 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

	Principal Amount	Value (Note 2)

Consumer, Cyclical (continued)
Deluxe Entertainment Services Group, Inc., Initial Term Loan
6.500% 02/28/2020	$98,750	$92,825
Diamond Resorts Corp., Term Loan
5.500% 05/09/2021	21,945	21,945
Fitness International LLC, Term B Loan
5.500% 07/01/2020	88,778	88,186
GOBP Holdings, Inc., First Lien Initial Term Loan
5.750% 10/21/2021	28,000	28,000
GST AutoLeather, Inc., Commitment Term B Loan
6.500% 07/10/2020	100,000	99,375
Mattress Holding Corp., Initial Term Loan
L+4.25% 10/20/2021 (c)	31,000	31,058
MPG Holdco I, Inc., Initial Term Loan
L+3.50% 10/20/2021 (c)	83,000	83,173
Twin River Management Group, Inc. (fka BLB Management Services, Inc.), Closing Date Term Loan
5.250% 07/10/2020	249,375	249,063
World Triathlon Corp., Initial Term Loan
5.250% 06/25/2021	99,750	99,127

Consumer, Non-cyclical (5.13%)
Academi Holdings LLC (ERSM (International) Ltd.), First Lien Term Loan
6.250% 07/25/2019	42,900	42,685
Access CIG, First Lien Term B Loan
L+5.00% 10/18/2021 (c)	61,000	60,695
Amneal Pharmaceuticals LLC, Term B Loan
L+3.75% 11/01/2019 (c)	1,000	992
CCS Intermediate Holdings LLC, First Lien Initial Term Loan
5.000% 07/23/2021	20,000	19,775
Central Security, First Lien Initial Term Loan
6.250% 10/06/2020	47,000	46,530
CPI Buyer, First Lien InitialTerm Loan
5.500% 08/16/2021	37,000	36,630
FHC Health Systems, Initial Term Loan
L+4.00% 10/08/2021 (c)	102,000	101,682

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (continued)
Marine Acquisition Corp., Term Loan
5.250% 01/30/2021	$465,179	$462,564
Midas Intermediate Holdco II LLC, Closing Date Term Loan
L+3.75% 08/18/2021 (c)	12,582	12,555
Midas Intermediate Holdco II LLC, Delayed Draw Term Loan
L+3.75% 08/18/2021 (c)	1,418	1,415
Millennium Health LLC (fka Millennium Laboratories LLC), Tranche B Term Loan
5.250% 04/16/2021	18,953	18,994
Mister Car Wash Holdings, Inc., Term Loan
5.000% 08/20/2021	41,790	41,633
ProQuest LLC, Initial Term Loan
L+4.25% 10/24/2021 (c)	78,000	78,195
Sun Products Corp. (fka Huish Detergents, Inc.), Tranche B Term Loan
5.500% 03/23/2020	98,507	90,298
Vestcom International, Inc., Second Lien Term Loan
8.750% 09/30/2022	88,000	88,000
Vestcom International, Inc., Term B Loan
L+4.25% 09/30/2021 (c)	118,000	117,705
Wyle Services Corp., Term Loan
5.000% 05/23/2021	46,765	46,804

Diversified (1.65%)
Emerald 2 Ltd., Facility B1 Loan
L+4.00% 05/14/2021 (c)	100,000	98,750
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan
6.000% 09/02/2021	63,000	63,069
US LBM Holdings LLC, Term Loan
7.250% 04/24/2020	248,750	245,641

Energy (0.55%)
Expro Holdings, Initial Term Loan
5.750% 09/02/2021	62,000	60,863
Preferred Proppants LLC, Term Loan
6.750% 07/27/2020	35,000	33,381

86 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

	Principal Amount	Value (Note 2)

Energy (continued)
WHA Holding (Wheelabrator Project Archimede), New Monthly Facility, Term B Loan
L+4.00% 01/24/2019 (c)	$40,230	$40,406
WHA Holding (Wheelabrator Project Archimede), New Monthly Facility, Term C Loan
L+4.00% 01/24/2019 (c)	1,770	1,778

Financials (4.56%)
Aptean, Inc., First Lien Term Loan
5.250% 02/26/2020	99,500	99,417
Asurion LLC (fka Asurion Corp.), Incremental Tranche B-1 Term Loan
5.000% 05/24/2019	148,844	149,206
Asurion LLC (fka Asurion Corp.), Second Lien Term Loan
8.500% 03/03/2021	408,000	416,058
DTZ US Borrower LLC, Delayed Draw Term Loan
L+4.50% 11/04/2021 (c)	22,400	22,433
DTZ US Borrower LLC, Second Lien Initial Term Loan
L+8.25% 11/04/2022 (c)	38,000	38,285
DTZ US Borrower LLC, Term Loan
L+4.50% 11/04/2021 (c)	37,600	37,655
Liquidnet Holdings, Inc., Term Loan
7.750% 05/22/2019	98,750	97,763
LTCG Holdings Corp., Initial Term Loan
6.000% 06/06/2020	98,750	99,491
NXT Capital, Inc. (NXT Capital LLC), Facility Term Loan
6.250% 09/04/2018	99,497	98,751
RCS Capital Corp., First Lien Term Loan
L+5.50% 04/29/2019 (c)	45,000	44,634
York Risk Services Holding Corp. (Onex York Finance LP), Term Loan
L+3.75% 10/01/2021 (c)	18,951	18,892
York Risk Services Holding Corp., Delayed Draw Term Loan
L+3.75% 10/01/2021 (c)	2,049	2,042

	Principal Amount	Value (Note 2)

Industrials (2.12%)
C.H.I. Overhead Doors, Inc., First Lien Term Loan
5.500% 03/18/2019	$48,880	$48,605
Capstone Logistics, First Lien Term Loan
5.500% 10/07/2021	12,000	11,992
Electrical Components International, Inc., Term Loan
5.750% 05/28/2021	47,000	47,059
NN, Inc., Loan
6.000% 08/27/2021	37,000	36,884
Pelican Products, Inc., Second Lien Term Loan
9.250% 04/09/2021	150,000	149,250
Pro Mach Group, Inc., First Lien Term Loan
L+4.50% 10/22/2021 (c)	10,000	10,025
PSC Industrial Outsourcing LP, Term Loan
5.500% 05/15/2020	113,715	112,578
Quality Home Brands Holdings LLC, First Lien Initial Term Loan
7.750% 12/17/2018	49,625	49,749
U.S. Shipping Corp., Tranche B-1 Term Loan
5.500% 04/30/2018	59,000	57,820

Technology (2.45%)
Active Network, First Lien Term Loan
5.500% 11/13/2020	99,499	98,815
Datapipe, Second Lien Initial Term Loan
L+7.50% 09/16/2019 (c)	13,000	12,594
Progressive Solution, First Lien Initial Term Loan
5.500% 10/22/2020	97,739	97,556
QBS Holding Company, Term Loan
5.750% 08/07/2021	200,000	199,000
Regit Eins GmbH (TV Borrower US LLC), First Lien Dollar Term Loan
6.000% 01/08/2021	100,000	98,125
Stratus Technologies Bermuda Ltd. (Stratus Technologies, Inc.), Inc., Initial Term Loan
6.000% 04/28/2021	24,863	25,080
Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial Term Loan
5.750% 11/14/2019	65,150	65,303

87 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

	Principal Amount	Value (Note 2)

Technology (continued)
L+4.75% 11/23/2019 (c)	$8,618	$8,638

Utilities (0.66%)
Alfred Fueling Systems Intermediate Holdco Ltd. (Alfred Fueling Systems, Inc.), First Lien Initial Term Loan
4.750% 06/18/2022	63,840	63,441
Alfred Fueling Systems Intermediate Holdco Ltd. (Alfred Fueling Systems, Inc.), Second Lien Term Loan
8.500% 06/20/2022	100,000	98,750

TOTAL BANK LOANS (Cost $7,672,205)		7,693,301

CONVERTIBLE CORPORATE BONDS (4.82%)
Communications (3.18%)
Alaska Communications Systems Group, Inc., Conv. Sub. Notes
6.250% 05/01/2018	440,000	356,400
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes
7.750% 06/30/2018	450,000	427,500

Total Communications		783,900

Financials (1.18%)
Pinetree Capital Ltd., Conv. Sub. Notes
10.000% 05/31/2016	450,000	291,948

Industrials (0.46%)
DryShips, Inc., Conv. Sr. Unsec. Notes
5.000% 12/01/2014	115,000	114,138

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,302,079)		1,189,986

CORPORATE BONDS (48.58%)
Basic Materials (2.22%)
American Gilsonite Co., Second Lien Notes
11.500% 09/01/2017 (d)	500,000	522,500
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec. Notes
8.500% 11/01/2022 (d)	26,000	26,910

	Principal Amount	Value (Note 2)

Basic Materials (continued)
Total Basic Materials		549,410

Communications (8.45%)
Baker & Taylor Acquisitions Corp., Second Lien Notes
15.000% 04/01/2017 (d)	$410,000	$393,600
Broadview Networks Holdings, Inc., Sec. Notes
10.500% 11/15/2017	500,000	485,000
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., Sr. Unsec. Notes
5.250% 02/15/2022 (d)	120,000	124,200
CCOH Safari LLC, Sr. Unsec. Notes
5.500% 12/01/2022	105,000	105,919
Clear Channel Communications, Inc., First Lien Notes
9.000% 12/15/2019	150,000	152,156
Interactive Network, Inc. / FriendFinder Networks, Inc., First Lien Notes
14.000% 12/20/2018	245,209	228,045
Sprint Communications, Inc., Sr. Unsec. Notes
7.000% 08/15/2020	225,000	239,625
Visant Corp., Sr. Unsec. Notes
10.000% 10/01/2017	100,000	88,500
Windstream Corp., Sr. Unsec. Notes
7.750% 10/01/2021	250,000	268,750

Total Communications		2,085,795

Consumer, Cyclical (7.66%)
American Airlines 2014-1 Class A Pass Through Trust, First Lien Notes, Series A
3.700% 10/01/2026	50,000	49,813
Bed Bath & Beyond, Inc., Sr. Unsec. Notes
5.165% 08/01/2044	120,000	120,161
Boardriders SA, Sr. Unsec. Notes, Series REGS
8.875% 12/15/2017 (e)	250,000	284,308
Caesars Entertainment Operating Co., Inc., Sr. Unsec. Notes
10.750% 02/01/2016	250,000	39,375
K Hovnanian Enterprises, Inc., Sr. Unsec. Notes
8.000% 11/01/2019 (d)(f)	55,000	55,000
KB Home, Sr. Unsec. Notes
8.000% 03/15/2020	200,000	224,000

88 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

	Principal Amount	Value (Note 2)

Consumer, Cyclical (continued)
MGM Resorts International, Sr. Unsec. Notes
5.250% 03/31/2020	$250,000	$256,875
MPG Holdco I, Inc., Sr. Unsec. Notes
7.375% 10/15/2022 (d)	110,000	116,050
Neebo, Inc., Sec. Notes
15.000% 06/30/2016 (d)	396,500	398,482
Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes
9.000% 11/15/2015 (d)	400,000	248,000
United Airlines 2014-1 Class B Pass Through Trust, Second Lien Notes, Series B
4.750% 04/11/2022	100,000	99,625

Total Consumer, Cyclical		1,891,689

Consumer, Non-cyclical (1.41%)
The ADT Corp., Sr. Unsec. Notes
4.125% 06/15/2023	125,000	115,312
Anna Merger Sub, Inc., Sr. Unsec. Notes
7.750% 10/01/2022 (d)	85,000	87,763
Constellation Brands, Inc., Sr. Unsec. Notes
4.750% 11/15/2024	50,000	51,250
Fresenius Medical Care US Finance II, Inc., Sr. Unsec. Notes
4.750% 10/15/2024 (d)	40,000	40,450
WhiteWave Foods Co., Sr. Unsec. Notes
5.375% 10/01/2022	50,000	52,625

Total Consumer, Non-cyclical		347,400

Energy (6.17%)
Antero Resources Corp., Sr. Unsec. Notes
5.125% 12/01/2022 (d)	100,000	100,145
California Resources Corp., Sr. Unsec. Notes
6.000% 11/15/2024 (d)	45,000	46,238
Denbury Resources, Inc., Sr. Sub. Notes
4.625% 07/15/2023	200,000	185,000
ION Geophysical Corp., Second Lien Notes
8.125% 05/15/2018	560,000	529,200
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
5.400% 09/01/2044	100,000	98,314

	Principal Amount	Value (Note 2)

Energy (continued)
Petrobras Global Finance BV, Sr. Unsec. Notes
6.250% 03/17/2024	$60,000	$63,707
Pioneer Energy Services Corp., Sr. Unsec. Notes
6.125% 03/15/2022 (d)	100,000	93,250
Polarcus Ltd., Sr. Unsec. Notes
8.000% 06/07/2018 (d)	400,000	304,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsec. Notes
4.125% 11/15/2019 (d)	40,000	40,700
Tesoro Logistics LP / Tesoro Logistics Finance Corp., Sr. Unsec. Notes
5.500% 10/15/2019 (d)	60,000	61,800

Total Energy		1,522,354

Financials (11.28%)
Ares Capital Corp., Sr. Unsec. Notes
4.875% 11/30/2018	250,000	263,571
Creditcorp, Sec. Notes
12.000% 07/15/2018 (d)	510,000	522,750
Fly Leasing Ltd., Sr. Unsec. Notes
6.375% 10/15/2021	200,000	199,500
General Motors Financial Co., Inc., Sr. Unsec. Notes
4.375% 09/25/2021	85,000	89,152
Global Investments Group Finance Ltd., Sr. Unsec. Notes
11.000% 09/24/2017 (d)	600,000	612,000
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series L
5.700% Perpetual Maturity (b)(g)	200,000	205,250
JPMorgan Chase & Co., Jr. Sub. Notes, Series V
5.000% Perpetual Maturity (b)(g)	100,000	98,875
JPMorgan Chase & Co., Jr. Sub. Notes, Series X
6.100% Perpetual Maturity (b)(g)	100,000	100,500
KKR Group Finance Co. III LLC, Sr. Unsec. Notes
5.125% 06/01/2044 (d)	150,000	158,434
Morgan Stanley, Sub. Medium Term Notes, Series GMTN
4.350% 09/08/2026	40,000	40,144

89 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

	Principal Amount	Value (Note 2)

Financials (continued)
Sumitomo Mitsui Financial Group, Inc., Sub. Notes
4.436% 04/02/2024 (d)	$200,000	$208,524
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes
4.125% 11/01/2024 (d)	80,000	80,552
Wells Fargo & Co., Jr. Sub. Notes, Series S
5.900% Perpetual Maturity (b)(g)	200,000	206,120

Total Financials		2,785,372

Industrials (7.99%)
American Piping Products, Inc., Second Lien Notes
12.875% 11/15/2017 (d)	250,000	270,000
CNH Industrial Capital LLC, Sr. Unsec. Notes
3.375% 07/15/2019 (d)	85,000	83,087
Colt Defense LLC / Colt Finance Corp., Sr. Unsec. Notes
8.750% 11/15/2017	450,000	263,250
Congoleum Corp., PIK First Lien Notes
9.000% 12/31/2017 (f)(h)	350,000	262,500
Euramax International, Inc., First Lien Notes
9.500% 04/01/2016	34,000	33,405
Graphic Packaging International, Inc., Sr. Unsec. Notes
4.875% 11/15/2022	20,000	20,150
Horizon Lines LLC, First Lien Notes
11.000% 10/15/2016	346,000	346,865
NCSG Crane & Heavy Haul Services, Second Lien Notes
9.500% 08/15/2019 (d)	190,000	187,150
Tempel Steel Co., Sec. Notes
12.000% 08/15/2016 (d)	500,000	507,500

Total Industrials		1,973,907

Technology (3.40%)
DynCorp International, Inc., Sr. Unsec. Notes
10.375% 07/01/2017	325,000	283,562
First Data Corp., Sr. Unsec. Notes
12.625% 01/15/2021	250,000	302,500
Jazz Technologies, Inc., Sr. Unsec. Notes
8.000% 06/30/2015	250,000	253,750

	Principal Amount	Value (Note 2)

Technology (continued)
Total Technology		839,812

TOTAL CORPORATE BONDS (Cost $12,458,437)		$11,995,739

MORTGAGE BACKED SECURITIES (8.84%)
American Homes 4 Rent, Series 2014-SFR2
6.231% 10/17/2024 (d)	100,000	101,123
American Residential Properties Trust, Series 2014-SFR1
4.074% 09/17/2016 (b)(d)	100,000	97,993
Invitation Homes Trust, Series 2013-SFR1
2.900% 12/17/2015 (b)(d)	100,000	94,431
Invitation Homes Trust, Series 2014-SFR2
3.564% 09/17/2016 (b)(d)	100,000	95,784

Colony American Homes, Series 2014-2A
3.354% 07/17/2016 (b)(d)	100,000	95,021
Colony American Homes, Series 2014-1A
3.050% 05/17/2017 (b)(d)	225,000	212,853
COMM Mortgage Trust, Series 2014-CR17
4.800% 05/10/2024 (b)(d)	207,000	198,962
Countrywide Alternative Loan Trust, Series 2006-6CB
5.750% 05/25/2036 (b)	285,837	227,937
Fannie Mae Connecticut Avenue Securities, Series 2014-C03
3.152% 07/25/2024 (b)	200,000	183,335
Fannie Mae Connecticut Avenue Securities, Series 2014-C02
2.752% 05/25/2024 (b)	50,000	44,980
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4
4.703% 10/25/2024 (b)	250,000	251,740
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1
4.652% 02/25/2024 (b)	250,000	252,057
Invitation Homes Trust, Series 2014-SFR1
3.904% 06/17/2016 (b)(d)	200,000	190,765
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16
4.758% 06/15/2024 (b)(d)	100,000	94,331

90 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

	Principal Amount	Value (Note 2)

Popular ABS Mortgage Pass- Through Trust, Series 2005-6
5.680% 01/25/2036 (b)	$44,360	$41,353

TOTAL MORTGAGE BACKED SECURITIES (Cost $2,187,426)		2,182,665

	Yield	Principal Amount	Value (Note 2)

SHORT TERM INVESTMENTS (0.28%)
Government (0.28%)
U.S. Treasury Bills Discounted Notes, 04/02/2015(i)(j)	0.039%	70,000	69,989

TOTAL SHORT TERM INVESTMENTS (Cost $69,989)			69,989

TOTAL INVESTMENTS (94.37%) (Cost $23,860,782)			$23,302,093

Other Assets In Excess Of Liabilities (5.63%)			1,389,804(k)

NET ASSETS (100.00%)			$24,691,897

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2014.
(c)	All or a portion of this position has not settled as of October 31, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to 6,470,349, which represents approximately 26.20% of net assets as of October 31, 2014.
(e)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of October 31, 2014 the aggregate market value of those securities was $284,308, representing 1.15% of net assets.
(f)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Payment in-kind security.
(i)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $69,989 as of October 31, 2014. See Note 3 in Notes to Financial Statements.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Portion of Assets in excess of Liabilities is held as collateral for futures contracts and credit default contracts in the amount of $133,830. See Note 3 in the Notes to Financial Statements.

Common Abbreviations:

aka - Also known as.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

Conv. - Convertible.

fka - Formerly known as.

GmbH - Gesellschaft mit beschränkter Haftungis the German term for limited liability company.

Jr. Sub. - Junior Subordinated.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

PIK - Payment in-kind.

Pty. - Proprietary.

Sec. - Secured.

Sr. Sub. - Senior Subordinated.

Sr. Unsec. - Senior Unsecured.

Sub. - Subordinated.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

91 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	October 31, 2014

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date		Value (Note 2)		Unrealized Depreciation
10 Year USD (Interest Rate Swap) Future	Short	(7)	12/16/14	$	(730,516	) $	(9,424)
5 Year USD (Interest Rate Swap) Future	Short	(3)	12/16/14		(306,188)		(2,271)
CME Ultra Long Term U.S. T-Bond Future	Short	(2)	12/22/14		(313,625)		(6,271)
U.S. 10 Year T-Note Future	Short	(4)	12/22/14		(505,438)		(4,877)
U.S. 5 Year T-Note Future	Short	(23)	01/02/15		(2,746,883)		(5,940)

				$	(4,602,649	) $	(28,783)

CREDIT DEFAULT SWAP CONTRACTS

Referenced	Obligation	Buy Credit Protection	Notional Amount	Rate Received by Fund	Termination Date	Upfront Payment Paid	Unrealized Depreciation
Centrally cleared swap	CDX North American High Yield Index Series 23	Buy	$ 2,000,000	5.00%	12/20/19	$ (139,227)	$ (10,674)
TOTAL						$ (139,227)	$ (10,674)

See Notes to Financial Statements.

92 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$23,302,093
Cash	1,671,174
Foreign currency, at value (Cost $31,053)	30,759
Receivable for investments sold	1,266,635
Cash collateral pledged for futures contracts	36,517
Cash collateral pledged for credit default swap contracts	97,313
Interest receivable	378,761
Deferred offering costs	12,451
Prepaid expenses and other assets	16,015

Total Assets	26,811,718

LIABILITIES
Payable for investments purchased	1,975,823
Payable for variation margin	28,783
Unrealized depreciation on credit default swap contracts	10,674
Investment advisory fees payable	33,566
Administration and transfer agency fees payable	6,864
Distribution and services fees payable	5,182
Professional fees payable	24,416
Accrued expenses and other liabilities	34,513

Total Liabilities	2,119,821

NET ASSETS	$24,691,897

NET ASSETS CONSIST OF
Paid-in capital	$25,146,366
Accumulated net investment income	10,674
Accumulated net realized gain on investments, futures contracts, credit default swap contracts and foreign currency transactions	134,087
Net unrealized depreciation on investments and futures contracts, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies	(599,230)

NET ASSETS	$24,691,897

INVESTMENTS, AT COST	$23,860,782

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$9.86
Net Assets	$4,190,183
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	425,153
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.43
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.85
Net Assets	$1,587,076
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	161,093
Class I:
Net Asset Value, offering and redemption price per share	$9.85
Net Assets	$18,914,638
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,919,696

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

.

93 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Operations	For the Period January 1, 2014 (Commencement) to October 31, 2014

INVESTMENT INCOME
Interest and other income	$1,139,857
Total Investment Income	1,139,857

EXPENSES
Investment advisory fees	383,540
Administrative and transfer agency fees	50,711
Distribution and service fees
Class A	10,818
Class C	11,386
Professional fees	25,161
Networking fees
Class I	13,397
Reports to shareholders and printing fees	5,495
State registration fees	6,429
SEC registration fees	1,860
Custody fees	8,797
Trustees’ fees and expenses	430
Offering costs	62,906
Miscellaneous expenses	20,768
Total Expenses	601,698
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(33,823)
Class C	(14,345)
Class I	(188,185)
Net Expenses	365,345
Net Investment Income	774,512
Net realized gain on investments	204,098
Net realized loss on futures contracts	(61,854)
Net realized loss on credit default swap contracts	(1,944)
Net realized loss on foreign currency transactions	(1,364)
Net change in unrealized depreciation on investments	(558,689)
Net change in unrealized depreciation on futures contracts	(28,783)
Net change in unrealized depreciation on credit default swap contracts	(10,674)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(1,084)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(460,294)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,218

See Notes to Financial Statements.

94 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
Statement of Changes in Net Assets

For the Period Janurary 1, 2014 (Commencement) to October 31, 2014
OPERATIONS
Net investment income	$774,512
Net realized gain on investments, futures contracts, credit default swap contracts, and foreign currency transactions	138,936
Net change in unrealized depreciation on investments, futures contracts, credit default swap contracts, and translation of assets and liabilities denominated in foreign currencies	(599,230)
Net Increase in Net Assets Resulting from Operations	314,218

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(126,416)
Class C	(45,997)
Class I	(661,379)
Net Decrease in Net Assets from Distributions	(833,792)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	4,376,893
Class C	1,732,540
Class I	20,102,463
Dividends reinvested
Class A	84,424
Class C	33,245
Class I	450,245
Shares redeemed
Class A	(176,024)
Class C	(142,172)
Class I	(1,250,143)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	25,211,471

Net increase in net assets	24,691,897

NET ASSETS
Beginning of period	–
End of year *	$24,691,897

* Including accumulated net investment income of:	$10,674

See Notes to Financial Statements.

95 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36
Net realized and unrealized loss	(0.14)

Total from investment operations	0.22

DISTRIBUTIONS:
From net investment income	(0.36)

Total distributions	(0.36)

Net (decrease) in net asset value	(0.14)

Net asset value, end of year	$9.86

TOTAL RETURN(b)	2.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,190
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.64%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.39%(c)(d)
Ratio of net investment income to average net assets	4.33%(c)(d)
Portfolio turnover rate(e)	108%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

96 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31
Net realized and unrealized loss	(0.16)

Total from investment operations	0.15

DISTRIBUTIONS:
From net investment income	(0.30)

Total distributions	(0.30)

Net (decrease) in net asset value	(0.15)

Net asset value, end of year	$9.85

TOTAL RETURN(b)	1.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,587
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.25%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.99%(c)(d)
Ratio of net investment income to average net assets	3.70%(c)(d)
Portfolio turnover rate(e)	108%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

97 | October 31, 2014

ALPS | Westport Resources Hedged High Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38
Net realized and unrealized loss	(0.14)

Total from investment operations	0.24

DISTRIBUTIONS:
From net investment income	(0.39)

Total distributions	(0.39)

Net (decrease) in net asset value	(0.15)

Net asset value, end of year	$9.85

TOTAL RETURN(b)	2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,915
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.39%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.99%(c)(d)
Ratio of net investment income to average net assets	4.59%(c)(d)
Portfolio turnover rate(e)	108%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

98 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Management Commentary	October 31, 2014 (Unaudited)

Market Commentary

US equities moved higher during the six-month period ended October 31, 2014. The rally that had begun earlier in the year marched on in May amid renewed signs of life in the housing market and the best payroll gain in more than two years. However, a pullback in July ended a streak of five consecutive monthly gains. Fear gripped the market as heightened geopolitical risks, a potential Portuguese banking crisis, and worries of Federal Reserve tightening took center stage. Stocks rebounded in August as investors were emboldened by encouraging economic data, headlined by better-than-expected Gross Domestic Product growth and signs that the housing recovery still had legs. In September, US equities retreated for just the third month this year. Despite solid manufacturing and consumer confidence readings, the reality of quantitative easing ending and the prospect of higher federal funds rates in mid-2015 contributed to increased risk aversion levels. Stocks finished a volatile October at an all-time high on the heels of a positive earnings season and generally solid economic data.

The ALPS | WMC Disciplined Value Fund Class A Shares delivered a return of 5.20% at Net Asset Value and -0.56% at Maximum Offering Price (MOP). Class C Shares returned 4.75% and 3.75% at CDSC (Contingent Deferred Sales Charge) and Class I Shares returned 5.31% compared to the Fund’s benchmark, the Russell 1000 Value Index, which returned 6.25% for the six month period.

Within the Russell 1000 Value Index, nine of ten sectors posted positive returns, with the information technology, health care, and financials sectors gaining the most. The energy sector was the only sector to post a negative return during the period.

Fund Review

Sector allocation, a residual of the bottom-up stock selection process, detracted from relative returns, while stock selection was modestly additive relative to the Russell 1000 Value Index. Decisions in industrials, information technology, and energy more than offset positive relative performance from stock selection in the health care and consumer discretionary sectors.

Detractors from relative performance for the period included Intel (information technology), Hertz Global (industrials), and Patterson-UTI Energy (energy). Shares of Intel, a US-based manufacturer of semiconductor chips, underperformed amid broader weakness in the semiconductor group. In addition, some investors had concerns about rising Intel inventory in distribution channels. Shares of Hertz Global, a US-based global car and equipment rental company, declined after management lowered its 2014 earnings guidance. Shares of Patterson-UTI Energy, US-based energy service company providing land-based pressure pumping and contract drilling services, fell along with the broader energy sector amid a sharp drop in oil prices. We eliminated our position in Patterson-UTI Energy during the period.

Top contributors to relative performance included Gilead Sciences (health care), Apple (information technology), and Lowe’s Companies (consumer discretionary). Shares of Gilead Sciences, a biopharmaceutical company, moved higher after the firm reported better-than-expected quarterly earnings, led by record sales from its hepatitis C treatment franchise. Apple, a maker of an interconnected ecosystem of computing and mobile devices, saw its shares rise as investors bid up shares in anticipation of new products that were introduced in September, including a larger form factor iPhone 6.

The company posted better-than-expected quarterly earnings and gave solid guidance for the fourth quarter. Shares of Lowe’s, a US-based home improvement retailer, outperformed amid solid earnings and encouraging housing data released in August.

Outlook

We are seeing slowing growth in the emerging markets, Europe, and Latin Market. Relatively speaking, the US is one of the strongest areas in the world right now. While growth will remain moderate, we believe the US economy is on track for a self-sustaining expansion. We are seeing signs of a recovery in non-residential construction spending and capital expenditures, as well as a modest recovery in housing. Housing data has been choppy and the recovery is taking longer than we expected, but we continue to believe housing will be an important growth driver for the US economy going forward. Home improvement spending has actually been quite strong, which has benefitted our holdings in Lowe’s. Oil prices have been very weak recently given tepid global oil demand and growing supply. For us, the weakness in oil confirms a slowing rate of growth outside of the US and has made us slightly more cautious than we were three months ago. Overall, we believe a 2.5 – 3% growth rate for the overall US economy is achievable.

The global cycle continues to advance at a moderate pace with a mix of stronger growth in the US and more sluggish activity in Europe, Japan, and China. The European cycle weakened noticeably over the summer caused by uncertainties surrounding the Russia-Ukraine conflict. While the conflict may linger, we believe the European Central Bank is prepared to provide further monetary stimulus to maintain the stabilization of the eurozone economy. The Chinese economy continues to deteriorate, which is a worry, but we believe the government will act if necessary to soft-land the economy. However, our outlook is for slower growth and we continue to keep a close eye on the weak Chinese real estate data.

As of the end of the period, the Fund was most overweight the consumer discretionary, information technology, and health care sectors and most underweight the industrials, utilities, and telecommunication services sectors.

Mammen Chally, CFA

Vice President and Equity Portfolio Manager

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Wellington Management Company, LLP accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

99 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	1 Year	5 Year	10 Year	Total Expense Ratio	What You Pay*
Class A (NAV)	5.20%	14.84%	15.15%	7.59%	1.47%	1.40%
Class A (MOP)	-0.56%	8.52%	13.86%	6.99%
Class C (NAV)	4.75%	13.97%	14.30%	6.80%	2.22%	2.15%
Class C (CDSC)	3.75%	12.97%	14.30%	6.80%
Class I	5.31%	15.14%	15.44%	7.81%	1.22%	1.15%
Russell 1000® Value Index[1]	6.25%	16.46%	16.49%	7.90%
S&P 500® Total Return Index[2]	8.22%	17.27%	16.69%	8.20%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

100 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Performance Update	October 31, 2014 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

The performance shown for the ALPS | WMC Disciplined Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †
Wells Fargo & Co.	3.74%
JPMorgan Chase & Co.	3.51%
Chevron Corp.	3.30%
Merck & Co., Inc.	2.87%
Exxon Mobil Corp.	2.44%
Citigroup, Inc.	2.39%
Ameriprise Financial, Inc.	2.36%
CVS Health Corp.	2.22%
Microsoft Corp.	2.18%
ACE, Ltd.	2.03%
Top Ten Holdings	27.04%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

101 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

COMMON STOCKS (97.97%)
Consumer Discretionary (7.82%)
Consumer Durables & Apparel (1.07%)
PVH Corp.	9,685	$1,107,480

Consumer Services (0.74%)
Starwood Hotels & Resorts Worldwide, Inc.	10,000	766,600

Media (2.29%)
DIRECTV(a)	5,530	479,949
Twenty-First Century Fox, Inc., Class A	34,945	1,204,903
Viacom, Inc., Class B	9,410	683,919

		2,368,771

Retailing (3.72%)
Dollar Tree, Inc.(a)	18,850	1,141,744
Lowe’s Cos., Inc.	25,355	1,450,306
The TJX Cos., Inc.	19,800	1,253,736

		3,845,786

TOTAL CONSUMER DISCRETIONARY		8,088,637

Consumer Staples (7.10%)
Food & Staples Retailing (3.03%)
CVS Health Corp.	26,795	2,299,279
Walgreen Co.	12,930	830,365

		3,129,644

Food Beverage & Tobacco (3.30%)
Altria Group, Inc.	32,180	1,555,581
Mondelez International, Inc., Class A	52,700	1,858,202

		3,413,783

Household & Personal Products (0.77%)
Coty, Inc., Class A	48,150	799,290

TOTAL CONSUMER STAPLES		7,342,717

Energy (12.63%)
Energy (12.63%)
Anadarko Petroleum Corp.	16,900	1,551,082
Baker Hughes, Inc.	5,560	294,458
Chevron Corp.	28,469	3,414,856
EOG Resources, Inc.	10,820	1,028,441
Exxon Mobil Corp.	26,054	2,519,682
Halliburton Co.	21,405	1,180,272
Marathon Oil Corp.	26,430	935,622
Marathon Petroleum Corp.	8,800	799,920

	Shares	Value (Note 2)
Energy (continued)
Phillips 66	16,940	$1,329,790

TOTAL ENERGY		13,054,123

Financials (28.93%)
Banks (11.49%)
Citigroup, Inc.	46,105	2,468,001
JPMorgan Chase & Co.	60,073	3,633,215
The PNC Financial Services Group, Inc.	15,130	1,307,081
Wells Fargo & Co.	72,740	3,861,766
Zions Bancorporation	20,890	605,183

		11,875,246

Diversified Financials (6.79%)
Ameriprise Financial, Inc.	19,370	2,443,913
BlackRock, Inc.	4,140	1,412,196
Invesco, Ltd.	35,520	1,437,494
Morgan Stanley	35,960	1,256,802
Santander Consumer USA Holdings, Inc.	25,390	469,715

		7,020,120

Insurance (6.66%)
ACE, Ltd.	19,160	2,094,188
American International Group, Inc.	29,200	1,564,244
Aon PLC	11,930	1,025,980
Lincoln National Corp.	17,150	939,134
Prudential Financial, Inc.	14,310	1,267,007

		6,890,553

Real Estate (3.99%)
American Capital Agency Corp.	42,510	966,677
Camden Property Trust	11,435	876,722
Equity LifeStyle Properties, Inc.	21,860	1,073,326
Forest City Enterprises, Inc., Class A(a)	58,020	1,212,038

		4,128,763

TOTAL FINANCIALS		29,914,682

Health Care (14.24%)
Health Care Equipment & Services (5.20%)
Aetna, Inc.	15,840	1,306,958
McKesson Corp.	6,680	1,358,779
UnitedHealth Group, Inc.	18,640	1,770,986
Zimmer Holdings, Inc.	8,470	942,203

		5,378,926

102 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
Pharmaceuticals, Biotechnology & Life Sciences (9.04%)
Actavis PLC(a)	4,301	$1,044,025
Bristol-Myers Squibb Co.	29,535	1,718,642
Eli Lilly & Co.	15,500	1,028,115
Gilead Sciences, Inc.(a)	13,250	1,484,000
Merck & Co., Inc.	51,260	2,970,004
Thermo Fisher Scientific, Inc.	9,310	1,094,577

		9,339,363

TOTAL HEALTH CARE		14,718,289

Industrials (7.62%)
Capital Goods (4.35%)
Dover Corp.	11,420	907,205
General Electric Co.	45,865	1,183,776
Parker-Hannifin Corp.	9,220	1,171,216
United Technologies Corp.	11,580	1,239,060

		4,501,257

Commercial & Professional Services (2.52%)
Equifax, Inc.	17,080	1,293,639
Nielsen N.V.	19,560	831,104
Verisk Analytics, Inc., Class A(a)	7,750	483,213

		2,607,956

Transportation (0.75%)
Hertz Global Holdings, Inc.(a)	35,205	771,694

TOTAL INDUSTRIALS		7,880,907

Information Technology (10.51%)
Semiconductors & Semiconductor Equipment (2.58%)
Altera Corp.	21,505	739,127
Intel Corp.	56,610	1,925,306

		2,664,433

Software & Services (5.57%)
Accenture PLC, Class A	9,495	770,234
Activision Blizzard, Inc.	41,540	828,723
Genpact, Ltd.(a)	52,315	918,128
Microsoft Corp.	47,951	2,251,300
Visa, Inc., A Shares	4,100	989,863

		5,758,248

Technology Hardware & Equipment (2.36%)
Apple, Inc.	13,280	1,434,240
Cisco Systems, Inc.	41,380	1,012,569

		2,446,809

TOTAL INFORMATION TECHNOLOGY		10,869,490

		Shares	Value (Note 2)
Materials (3.12%)
Materials (3.12%)
Crown Holdings, Inc.(a)		21,615	$1,036,007
The Dow Chemical Co.		36,458	1,801,025
Reliance Steel & Aluminum Co.		5,800	391,384

TOTAL MATERIALS			3,228,416

Telecommunication Services (1.53%)
Telecommunication Services (1.53%)
AT&T, Inc.		45,295	1,578,078

TOTAL TELECOMMUNICATION SERVICES			1,578,078

Utilities (4.47%)
Utilities (4.47%)
American Electric Power Co., Inc		21,940	1,279,979
NextEra Energy, Inc.		17,710	1,774,896
NRG Energy, Inc.		10,620	318,388
PG&E Corp.		24,700	1,242,904

TOTAL UTILITIES			4,616,167

TOTAL COMMON STOCKS (Cost $67,575,395)			101,291,506

EXCHANGE TRADED FUNDS (0.52%)
iShares® Russell 1000® Value ETF		5,260	537,572

TOTAL EXCHANGE TRADED FUNDS (Cost $480,806)			537,572

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.43%)
Money Market Fund (1.43%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.045%	1,479,573	1,479,573

TOTAL SHORT TERM INVESTMENTS (Cost $1,479,573)			1,479,573

103 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Statement of Investments	October 31, 2014

Value (Note 2)
TOTAL INVESTMENTS (99.92%) (Cost $69,535,774)	$103,308,651

Other Assets In Excess Of Liabilities (0.08%)	78,129

NET ASSETS (100.00%)	$103,386,780

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

104 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$103,308,651
Receivable for shares sold	160,414
Dividends receivable	83,244
Prepaid expenses and other assets	21,034
Total Assets	103,573,343
LIABILITIES
Payable for investments purchased	53,021
Investment advisory fees payable	73,154
Administration and transfer agency fees payable	16,988
Distribution and services fees payable	12,380
Trustees’ fees and expenses payable	734
Professional fees payable	16,778
Accrued expenses and other liabilities	13,508
Total Liabilities	186,563
NET ASSETS	$103,386,780

NET ASSETS CONSIST OF
Paid-in capital	$63,489,743
Accumulated net investment income	214,377
Accumulated net realized gain on investments	5,909,783
Net unrealized appreciation on investments	33,772,877
NET ASSETS	$103,386,780

INVESTMENTS, AT COST	$69,535,774

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$12.54
Net Assets	$59,627,742
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,754,428
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.27
Class C:
Net Asset Value, offering and redemption price per share(a)	$12.36
Net Assets	$257,299
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,815
Class I:
Net Asset Value, offering and redemption price per share	$12.69
Net Assets	$43,501,739
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,428,791

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

105 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Statements of Operations

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$990,674	$1,872,494
Foreign taxes withheld on dividends	(597)	–
Total Investment Income	990,077	1,872,494

EXPENSES
Investment advisory fees	498,909	927,411
Administrative and transfer agency fees	92,725	167,183
Distribution and service fees
Class A	75,253	135,923
Class C	823	1,091
Professional fees	16,601	21,914
Reports to shareholders and printing fees	10,986	16,577
State registration fees	18,569	33,461
Insurance fees	925	1,843
Custody fees	2,818	10,629
Trustees’ fees and expenses	1,478	3,745
Miscellaneous expenses	5,494	11,720
Total Expenses	724,581	1,331,497
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(25,559)	(39,957)
Class C	(74)	(81)
Class I	(18,931)	(31,790)
Net Expenses	680,017	1,259,669
Net Investment Income	310,060	612,825
Net realized gain on investments	5,958,826	6,559,877
Net realized gain distributions from other investment companies	–	13,515
Net change in unrealized appreciation/(depreciation) on investments	(874,500)	12,117,145
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,084,326	18,690,537
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,394,386	$19,303,362

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

106 | October 31, 2014

ALPS | WMC Disciplined Value Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$310,060	$612,825	$832,964
Net realized gain on investments	5,958,826	6,559,877	3,959,551
Net realized gain distributions from other investment companies	–	13,515	–
Net change in unrealized appreciation/(depreciation) on investments	(874,500)	12,117,145	10,023,480
Net Increase in Net Assets Resulting from Operations	5,394,386	19,303,362	14,815,995

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	–	(528,474)	(495,861)
Class C	–	(670)	(501)
Class I	–	(470,800)	(393,650)
Dividends to shareholders from net realized gains
Class A	–	(642,398)	–
Class C	–	(1,397)	–
Class I	–	(488,619)	–
Net Decrease in Net Assets from Distributions	–	(2,132,358)	(890,012)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	154,740	2,472,682	2,079,629
Class C	114,228	28,068	6,300
Class I	1,715,713	5,245,365	5,541,680
Dividends reinvested
Class A	–	1,120,556	472,006
Class C	–	2,067	501
Class I	–	958,847	393,650
Shares redeemed
Class A	(2,625,164)	(4,195,516)	(5,504,904)
Class C	–	(16,613)	–
Class I	(5,297,693)	(8,515,750)	(6,958,371)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(5,938,176)	(2,900,294)	(3,969,509)

Net increase/(decrease) in net assets	(543,790)	14,270,710	9,956,474

NET ASSETS
Beginning of period	103,930,570	89,659,860	79,703,386
End of period *	$103,386,780	$103,930,570	$89,659,860

*Including accumulated net investment income/(loss) of:	$214,377	$(138,735)	$240,154

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

107 | October 31, 2014

ALPS | WMC Disciplined Value Fund – Class A
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(c)	For the Fiscal Period Ended April 30, 2010(d)	For the Year Ended December 31, 2009
Net asset value, beginning of period	$11.92	$10.01	$8.42	$8.64	$7.43	$6.92	$5.86

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03(e)	0.06(e)	0.08(e)	0.06(e)	0.06(e)	0.03	0.07
Net realized and unrealized gain/(loss)	0.59	2.09	1.61	(0.23)	1.22	0.48	1.06
Total from investment operations	0.62	2.15	1.69	(0.17)	1.28	0.51	1.13

DISTRIBUTIONS:
From net investment income	–	(0.11)	(0.10)	(0.05)	(0.07)	–	(0.07)
From net realized gains	–	(0.13)	–	–	–	–	–
Total distributions	–	(0.24)	(0.10)	(0.05)	(0.07)	–	(0.07)

Net increase/(decrease) in net asset value	0.62	1.91	1.59	(0.22)	1.21	0.51	1.06
Net asset value, end of year	$12.54	$11.92	$10.01	$8.42	$8.64	$7.43	$6.92

TOTAL RETURN(f)	5.20%	21.70%	20.17%	(1.81)%	17.34%	7.22%	19.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$59,628	$59,069	$50,142	$44,989	$48,899	$45,300	$62,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.48%(g)	1.47%	1.51%	1.58%	1.71%	1.70%(g)	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%(g)	1.40%	1.40%	1.40%	1.40%	1.40%(g)	1.62%
Ratio of net investment income to average net assets	0.48%(g)	0.52%	0.95%	0.83%	0.77%	0.60%(g)	1.12%
Portfolio turnover rate(h)	13%	19%	34%	46%	44%	11%	56%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(c)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(d)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(e)	Calculated using the average shares method.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

108 | October 31, 2014

ALPS | WMC Disciplined Value Fund – Class C
Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Incpetion) to April 30, 2011(c)
Net asset value, beginning of period	$11.80	$9.93	$8.39	$8.62	$6.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.02)	(0.02)	0.02	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	0.58	2.08	1.57	(0.20)	2.27
Total from investment operations	0.56	2.06	1.59	(0.21)	2.26

DISTRIBUTIONS:
From net investment income	–	(0.06)	(0.05)	(0.02)	(0.04)
From net realized gains	–	(0.13)	–	–	–
Total distributions	–	(0.19)	(0.05)	(0.02)	(0.04)

Net increase/(decrease) in net asset value	0.56	1.87	1.54	(0.23)	2.22
Net asset value, end of year	$12.36	$11.80	$9.93	$8.39	$8.62

TOTAL RETURN(e)	4.75%	20.97%	19.07%	(2.45)%	35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$257	$133	$100	$79	$14
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.24%(f)	2.22%	2.26%	2.38%	2.49%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%(f)	2.15%	2.15%	2.15%	2.15%(f)
Ratio of net investment income/(loss) to average net assets	(0.30)%(f)	(0.23)%	0.19%	(0.16)%	(0.09)%(f)
Portfolio turnover rate(g)	13%	19%	34%	46%	44%(h)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(c)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

109 | October 31, 2014

ALPS | WMC Disciplined Value Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(c)	For the Fiscal Period Ended April 30, 2010(d)	For the Year Ended December 31, 2009

Net asset value, beginning of period	$12.05	$10.10	$8.49	$8.71	$7.48	$6.96	$5.89

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05(e)	0.09(e)	0.11(e)	0.09(e)	0.07(e)	0.02	0.07
Net realized and unrealized gain/(loss)	0.59	2.12	1.61	(0.24)	1.24	0.50	1.08

Total from investment operations	0.64	2.21	1.72	(0.15)	1.31	0.52	1.15

DISTRIBUTIONS:
From net investment income	–	(0.13)	(0.11)	(0.07)	(0.08)	–	(0.08)
From net realized gains	–	(0.13)	–	–	–	–	–

Total distributions	–	(0.26)	(0.11)	(0.07)	(0.08)	–	(0.08)

Net increase/(decrease) in net asset value	0.64	1.95	1.61	(0.22)	1.23	0.52	1.07

Net asset value, end of year	$12.69	$12.05	$10.10	$8.49	$8.71	$7.48	$6.96

TOTAL RETURN(f)	5.31%	22.11%	20.43%	(1.62)%	17.67%	7.47%	19.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$43,502	$44,729	$39,417	$34,636	$29,251	$16,814	$16,465
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.23%(g)	1.22%	1.26%	1.33%	1.46%	1.49%(g)	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(g)	1.15%	1.15%	1.15%	1.15%	1.15%(g)	1.46%
Ratio of net investment income to average net assets	0.74%(g)	0.77%	1.20%	1.08%	0.95%	0.77%(g)	1.17%
Portfolio turnover rate(h)	13%	19%	34%	46%	44%	11%	56%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(c)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(d)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(e)	Calculated using the average shares method.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
110 | October 31, 2014

Clough China Fund
Management Commentary	October 31, 2014 (Unaudited)

During the six month period ending October 31 2014, the Clough China Fund Class A NAV gained 13.42%, and the MSCI China Index gained 14.23%.

Market Environment

This was an eventful period for Chinese equities. Domestic monetary and fiscal policies became more accommodative, particularly after the government issued guidance in August1 to encourage reasonable growth of money and credit and the lowering of financing costs. China’s central bank (PBoC) injected liquidity several times into policy banks and adjusted the 14-day repo rate downward twice in September and October2. Meanwhile, infrastructure projects, for instance in railway and social housing, were upgraded with most of the spending slated for the second half of this year. Then, after more cities removed or eased restrictive measures on the purchase of residential properties, banking authorities announced new support for the property market at the end of September, namely to lower mortgage rates and provide funding to property developers. They were followed a month later by an official policy announcement by the Prime Minister who indicated the government will encourage home purchases3 for the first time since 2009, among a set of measures to push consumption.

As far as economic growth is concerned4, Gross Domestic Product (GDP) growth slowed in the third quarter, to 7.3% from 7.5% in the second quarter which was in-line with the government expectations. Fixed asset investment growth in secondary industries continued to decelerate. More importantly economic5 growth this year has been led by the service sector, whose weight in the economy increased to 46.7% from 45.5% a year ago and consumer spending remained strong. Consumption was supported by growth in per capita household incomes which rose 8.2% in real terms, faster than GDP for the first nine months of 2014. Furthermore, household income rose faster in rural areas than in cities, (+9.7% vs. +6.9%), narrowing the income gap. Labor markets have remained strong with 10.9 million jobs created through September4, exceeding the full year government target of 10 million jobs.

The market continued focus on economic and social reforms, and among them the SOE (State-owned Enterprises) reform and restructuring and the urbanization progress with the loosening of the residency permits in smaller cities looked of particular interest. SOE reform intends to bring ownership diversification - with more room given to private shareholders – and the creation of “genuine” Board of Directors structures, to improve corporate governance and, finally, to increase the profitability and the value of State capital. The urbanization of more than 100 million migrant workers is intended to raise people’s standards of living and consumer spending. The benefits of these reforms will be more visible in the longer term than in the immediate future.

Finally, it was the anticipation of the launch of the Shanghai-Hong Kong Connect system that really created excitement among investors. This mutual market access program will enable international investors (like the Clough China Fund) to invest in Chinese companies listed in the domestic A share equity markets*.

Similarly mainland Chinese investors will be allowed to invest Hong Kong-listed stocks. After several weeks of delay this program was finally launched on November 17th.

Portfolio Composition

Holdings in the information technology and industrial sectors were the biggest contributors to the Fund’s performance for the period.

In terms of individual stocks, China Mobile, Tencent Holdings, and Industrial and Commercial Bank of China (ICBC) were major contributors to performance based on the combination of their individual share price performances and the size of their holdings since these three happen to be amongst the largest holdings in the Fund. China Mobile, the country’s largest mobile telecom operator, and ICBC, China’s largest commercial bank have reached market caps above $240 billion while Tencent who operates the largest mobile game distribution platform and is a leading provider of Internet, mobile and telecommunication value added services has a $150 billion market cap. They are fairly well known by international investors. They are “the classics” of China, the backbones of many Chinese equity portfolios and also happen to be major components of the MSCI China index.

But in terms of individual stocks’ absolute returns, they may not be the real “China stars”. At Clough China Fund, it is three much smaller stocks who provided the largest gains: Pax Global, CT Environmental Group and Best Pacific. All three companies were founded by individuals and are privately-owned (i.e., they are not owned by the State). All three of them have powerful growth engines and efficient managements. They are examples of the real treasures that can be selected on Chinese equities by active managers.

Pax Global is the number three worldwide provider of electronic fund transfer point of sales terminal solutions –credit card transactions terminals - (after Ingenico and Verifone). They have an asset-light business model with manufacturing outsourced to a Japanese company based in Mainland China. First half 2014 earnings more than doubled vs. the prior year driven by a 59% increase in revenue. As they expand overseas at full speed, they target their global market share to rise from 9% to 15% over the next couple of years, meaning there looks to be much more upside potential for the share price that already doubled during the period under review. CT Environmental Group is a provider of waste water treatment and industrial water supply services mainly for industrial parks in China. They expand through acquisitions of new projects and diversification in sludge treatment business –all activities well in line with the government policies to protect and clean water resources and control industrial pollution. First half profits increased 27%. The share price was up 86% in the last 6 months. Best Pacific is a manufacturer of bra fabrics, ebbing and lace. Their top customer is Victoria Secret (15% of revenue). It is a new stock, listed on the market in May 2014. Growth engines look to be twofold: more developments to come in the lace industry where profit margins are higher than average and if Victoria Secret enters the Chinese market in the near term. Share price rose 79% since the IPO.

111 | October 31, 2014

Clough China Fund
Management Commentary	October 31, 2014 (Unaudited)

On the other hand, CIFI, a mid-sized property developer, China State Construction, a construction and civil engineering group and Want Want, the maker of rice crackers, snacks and beverages were the major detractors on performance. We have exited the Want Want holding.

Outlook

Our views on China’s economic growth are slightly different from what is conveyed by the international media. While it is obvious that China’s GDP growth has been slowing down, from 10% per year in the last decade to some 7 to 8%, we believe it does not matter so much if it is 7.5% or 7.3% or even 7%. After all, slow growth does not mean no growth. and, regardless, China’s growth remains the highest in the world by far for a large economy, with very low inflation. We tend to consider the 7.3% growth in the third quarter as quite robust. China is not the Euro zone where the third quarter GDP was just announced at 0.8%. Importantly, China’s interest rates remain high relative to the OECD economies and policy makers have the ability to lower interest rates, if needed, to support growth. This is in stark contrast to the policy tools available to the US Federal Reserve as well as the Japanese and European central banks.

While October macro data were relatively soft, there was some recovery starting in the real estate sector, with residential investment growing 9.5% year-over-year up from 5.2% in September and new project starts turning positive4. We expect 2014 economic growth to be steady at 7.3-7.4% and we forecast 2015 GDP to grow at about 7%. Going forward, the growth deceleration will likely be gradual. With the ongoing reform policies and the consistent changes in China’s economic patterns and structures, we believe investment opportunities will continue to expand. One example to illustrate this point is the fantastic growth of on-line retail. Traditional patterns of retail sales through department stores and shopping malls have entered a difficult time with severe growth declines but online retail has now become a multi-year growth market in China. On line retail market grew 51.3% in 2012, 59.4% in 2013 and again 45.9% in the first half of 2014.It represented 8% of total retail sales last year and is expected to reach 16% of retail sales by 20176. Hence the successful IPO of Alibaba, the obvious leader of this market.

We believe the opening of the Shanghai domestic equity market to international investors through the Shanghai-Hong Kong Connect system will attract a lot of interest from overseas institutions as it represents a diversification of assets into a large universe of stocks with a market capitalization of over $2 trillion4, or 90% of Shanghai’s total market and 79% of its turnover. The Shanghai stock market has rallied more than 20% since last July but the current valuation remains low at just 9x earnings.

This is not a market to ignore, even more so since MSCI recently announced that they are considering entering A-shares in the MSCI China Index in the future. Moreover, this move seems to signal Chinese government intentions to continue to open up the capital markets in the long term and allow international standards of corporate governance and transparency penetrate Chinese management practices. The Clough China Fund intends to participate in this new market, with stocks carefully selected on the basis of the same fundamental criteria as for our existing stockholdings: financial quality, visibility and strong earnings growth outlook at a reasonable price, while assimilating the local specific approach as well. We think there is an attractive upside potential in A shares and investment return can be high.

Francoise Vappereau, Co-Portfolio Manager

Eric Brock, Co-Portfolio Manager

Sources:

[1]	BAML China Macro (August 15, 2014).
[2]	HSBC: 3Q GDPP in line with expectation (October 21, 2014).
[3]	Standard Chartered: China Property: State Council encourages home purchases (October 30, 2014).
[4]	Bloomberg.
[5]	BNP Paribas: Asian Instant Insight – China GDP (October 21, 2014).
[6]	BNP Paribas Research: China Internet – E-commerce : shopping for winners (October 29,2014) + iResearch forecast.

*	A-Shares are shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Clough Capital Partners, LP nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

112 | October 31, 2014

Clough China Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	13.42%	5.73%	11.31%	7.19%	13.43%	2.07%	1.96%
Class A (MOP)	7.16%	-0.07%	9.23%	5.99%	12.71%
Class C (NAV)	12.99%	4.91%	10.45%	6.37%	12.59%	2.87%	2.71%
Class C (CDSC)	11.99%	3.91%	10.45%	6.37%	12.59%
Class I1	13.55%	5.95%	11.61%	7.52%	13.90%	1.82%	1.71%
MSCI China Index[2]	14.23%	6.41%	7.86%	3.27%	12.22%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and  principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end  performance data, please call 1-877-256-8445.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

113 | October 31, 2014

Clough China Fund
Performance Update	October 31, 2014 (Unaudited)

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.
[2]

The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of December 30, 2005.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

This Fund is not suitable for all investors.

Top Ten Holdings (as a % of Net Assets) †

Tencent Holdings, Ltd.	9.44%
China Mobile, Ltd.	8.17%
China Construction Bank Corp., Class H	6.49%
Industrial & Commercial Bank of China, Ltd., Class H	5.96%
Byd Co., Ltd., Class H	2.98%
CSR Corp., Ltd., Class H	2.73%
Bank of China, Ltd., Class H	2.46%
Ping An Insurance Group Co. of China, Ltd., Class H	2.29%
Alibaba Group Holding, Ltd., Sponsored ADR	2.28%
PAX Global Technology, Ltd.	2.25%
Top Ten Holdings	45.05%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

114 | October 31, 2014

Clough China Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

COMMON STOCKS (89.40%)
Basic Materials (1.11%)
Iron/Steel (1.11%)
Angang Steel Co., Ltd., Class H	1,242,000	$913,062

TOTAL BASIC MATERIALS		913,062

Communications (24.61%)
Internet (11.72%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	18,966	1,870,048
Tencent Holdings, Ltd.	481,800	7,743,621

		9,613,669

Telecommunications (12.89%)
China Fiber Optic Network System Group, Ltd.	4,734,000	1,436,093
China Mobile, Ltd.	538,500	6,700,296
China Telecom Corp., Ltd., Class H	1,614,000	1,028,853
China Unicom Hong Kong, Ltd.	458,000	688,152
ZTE Corp., Class H	295,800	717,327

		10,570,721

TOTAL COMMUNICATIONS		20,184,390

Consumer Discretionary (0.50%)
Specialty Retail (0.50%)
China ZhengTong Auto Services Holdings, Ltd.	718,000	406,748

TOTAL CONSUMER DISCRETIONARY		406,748

Consumer, Cyclical (12.90%)
Airlines (0.91%)
Air China, Ltd., Class H	1,150,000	744,738

Apparel (3.82%)
Best Pacific International Holdings, Ltd., Class H	3,430,000	1,707,227
Sitoy Group Holdings, Ltd.	1,733,000	1,427,260

		3,134,487

Auto Manufacturers (2.14%)
Brilliance China Automotive Holdings, Ltd.	346,000	598,326
Chongqing Changan Automobile Co., Ltd., Class B	252,070	557,072
Great Wall Motor Co., Ltd., Class H	135,500	595,477

	Shares	Value (Note 2)

Auto Manufacturers (continued)
Jiangling Motors Corp., Ltd.	1,600	$6,241

		1,757,116

Auto Parts & Equipment (0.43%)
Weifu High-Technology Group Co., Ltd.	92,400	350,388

Lodging (1.82%)
Sands China, Ltd.	239,600	1,494,412

Retail (1.74%)
Lifestyle International Holdings, Ltd.	205,500	388,468
Man Wah Holdings, Ltd.	694,556	1,039,188

		1,427,656

Textiles (2.04%)
Anta Sports Products, Ltd.	347,000	681,087
Pacific Textile Holdings, Ltd.	741,000	993,714

		1,674,801

TOTAL CONSUMER, CYCLICAL		10,583,598

Consumer, Non-Cyclical (2.11%)
Pharmaceuticals (2.11%)
Sinopharm Group Co., Ltd., Class H	442,000	1,726,713

TOTAL CONSUMER, NON-CYCLICAL		1,726,713

Energy (2.76%)
Oil & Gas (2.16%)
China Petroleum & Chemical Corp., Class H	2,048,000	1,776,050

Oil & Gas Services (0.60%)
Sinopec Kantons Holdings, Ltd.	592,000	489,432

TOTAL ENERGY		2,265,482

Financials (26.48%)
Banks (15.87%)
Agricultural Bank of China, Ltd., Class H	1,714,000	796,484
Bank of China, Ltd., Class H	4,207,000	2,013,686
China Construction Bank Corp., Class H	7,132,080	5,321,240
Industrial & Commercial Bank of China, Ltd., Class H	7,358,967	4,886,060

		13,017,470

115 | October 31, 2014

Clough China Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

Diversified Financial Services (0.88%)
Haitong Securities Co., Ltd., Class H	421,600	$723,854

Insurance (2.29%)
Ping An Insurance Group Co. of China, Ltd., Class H	229,500	1,876,102

Real Estate (7.44%)
Cheung Kong Holdings, Ltd.	48,000	852,109
China Overseas Land & Investment, Ltd.	386,000	1,119,954
China Resources Land, Ltd.	254,000	604,145
China South City Holdings, Ltd.	2,220,000	1,005,484
CIFI Holdings Group Co., Ltd.	5,012,000	930,355
Kaisa Group Holdings, Ltd.	1,766,000	656,300
Shimao Property Holdings, Ltd.	434,500	935,147

		6,103,494

TOTAL FINANCIALS		21,720,920

Industrials (11.89%)
Engineering & Construction (3.93%)
Beijing Urban Construction Design & Development Group Co., Ltd., Class H(a)	1,681,000	1,160,090
China Railway Construction Corp., Ltd., Class H	1,207,000	1,268,069
China State Construction International Holdings, Ltd.	512,200	791,812

		3,219,971

Environmental Control (2.68%)
China Everbright International, Ltd.	771,000	1,064,536
CT Environmental Group, Ltd.	608,760	650,119
Kangda International Environmental Co., Ltd.(a)	1,045,000	482,614

		2,197,269

Machinery-Diversified (2.73%)
CSR Corp., Ltd., Class H(b)	2,204,000	2,242,324

Transportation (2.55%)
Orient Overseas International, Ltd.	73,000	415,900
Sinotrans, Ltd., Class H	2,112,000	1,675,883

		2,091,783

TOTAL INDUSTRIALS		9,751,347

	Shares	Value (Note 2)

Technology (6.01%)
Computers (3.03%)
Lenovo Group, Ltd.	432,000	$636,770
PAX Global Technology, Ltd.(a)	1,719,000	1,846,295

		2,483,065

Electrical Equipment & Instruments (2.98%)
Byd Co., Ltd., Class H	384,500	2,442,619

TOTAL TECHNOLOGY		4,925,684

Utilities (1.03%)
Electric (1.03%)
Huadian Power International Corp., Ltd., Class H	1,108,000	846,347

TOTAL UTILITIES		846,347

TOTAL COMMON STOCKS (Cost $58,782,976)		73,324,291

EXCHANGE TRADED FUNDS (1.43%)
CSOP FTSE China A50 ETF	969,000	1,167,025

TOTAL EXCHANGE TRADED FUNDS (Cost $1,192,081)		1,167,025

7-Day Yield		Shares	Value (Note 2)

SHORT TERM INVESTMENTS (2.27%)
Money Market Fund (2.27%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.045%	1,864,529	1,864,529

TOTAL SHORT TERM INVESTMENTS (Cost $1,864,529)			1,864,529

			Value (Note 2)

TOTAL INVESTMENTS (93.10%) (Cost $61,839,586)			$76,355,845

Other Assets In Excess Of Liabilities (6.90%)			5,662,671

NET ASSETS (100.00%)			$82,018,516

116 | October 31, 2014

Clough China Fund
Statement of Investments	October 31, 2014

(a)	Non-Income Producing Security.
(b)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

Common Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

117 | October 31, 2014

Clough China Fund
Statement of Assets and Liabilities	October 31, 2014

ASSETS
Investments, at value	$76,355,845
Foreign currency, at value (Cost $5,674,385)	5,677,358
Receivable for investments sold	1,514,921
Receivable for shares sold	38,786
Dividends receivable	24,842
Prepaid expenses and other assets	17,129
Total Assets	83,628,881
LIABILITIES
Payable for investments purchased	1,429,797
Payable for shares redeemed	15,561
Investment advisory fees payable	72,577
Administration and transfer agency fees payable	15,480
Distribution and services fees payable	15,881
Trustees’ fees and expenses payable	593
Professional fees payable	32,883
Accrued expenses and other liabilities	27,593
Total Liabilities	1,610,365
NET ASSETS	$82,018,516

NET ASSETS CONSIST OF
Paid-in capital	$65,839,856
Accumulated net investment income	1,699,179
Accumulated net realized loss on investments and foreign currency transactions	(39,788)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,519,269
NET ASSETS	$82,018,516

INVESTMENTS, AT COST	$61,839,586

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$23.50
Net Assets	$30,525,582
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,298,939
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$24.87
Class C:
Net Asset Value, offering and redemption price per share(a)	$22.53
Net Assets	$11,575,455
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	513,833
Class I:
Net Asset Value, offering and redemption price per share	$23.97
Net Assets	$39,917,479
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,665,319

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

118 | October 31, 2014

Clough China Fund
Statements of Operations

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$2,487,317	$2,286,061
Foreign taxes withheld on dividends	(181,746)	(119,466)
Total Investment Income	2,305,571	2,166,595

EXPENSES
Investment advisory fees	541,832	1,155,579
Administrative and transfer agency fees	71,774	150,311
Distribution and service fees
Class A	39,517	90,072
Class C	57,600	121,069
Professional fees	26,445	30,156
Networking fees
Class A	4,981	15,272
Class C	4,977	10,431
Class I	6,802	12,632
Reports to shareholders and printing fees	6,584	13,963
State registration fees	21,013	43,532
SEC registration fees	–	1,450
Insurance fees	818	1,326
Custody fees	37,005	99,353
Trustees’ fees and expenses	1,090	3,197
Miscellaneous expenses	8,218	18,150
Total Expenses	828,656	1,766,493
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(17,210)	(40,594)
Class C	(9,617)	(18,643)
Class I	(22,406)	(40,939)
Net Expenses	779,423	1,666,317
Net Investment Income	1,526,148	500,278
Net realized gain on investments	2,030,435	2,054,689
Net realized gain on foreign currency transactions	19,099	6,743
Net change in unrealized appreciation/(depreciation) on investments	6,055,868	(5,386,635)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,573)	3,955
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	8,103,829	(3,321,248)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,629,977	$(2,820,970)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

119 | October 31, 2014

Clough China Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$1,526,148	$500,278	$401,561
Net realized gain on investments and foreign currency transactions	2,049,534	2,061,432	1,151,438
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	6,054,295	(5,382,680)	5,521,514
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,629,977	(2,820,970)	7,074,513

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	–	(300,642)	(38,487)
Class C	–	(39,515)	–
Class I	–	(359,841)	(61,529)
Net Decrease in Net Assets from Distributions	–	(699,998)	(100,016)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,360,623	13,818,283	8,119,247
Class C	896,076	4,109,696	2,575,377
Class I	8,345,000	17,778,504	41,213,968
Dividends reinvested
Class A	–	401,410	25,075
Class C	–	21,934	–
Class I	–	167,997	18,451
Shares redeemed, net of redemption fees
Class A	(7,865,957)	(14,337,423)	(10,136,711)
Class C	(1,541,832)	(4,986,624)	(3,351,866)
Class I	(6,269,825)	(8,919,474)	(45,590,967)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(3,075,915)	8,054,303	(7,127,426)

Net increase/(decrease) in net assets	6,554,062	4,533,335	(152,929)

NET ASSETS
Beginning of period	75,464,454	70,931,119	71,084,048
End of period *	$82,018,516	$75,464,454	$70,931,119

*Including accumulated net investment income of:	$1,699,179	$173,708	$336,688

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

120 | October 31, 2014

Clough China Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Fiscal Period Ended April 30, 2010(b)(c)	For the Year Ended July 31, 2009
Net asset value, beginning of period	$20.72	$21.45	$18.43	$21.02	$18.21	$16.32	$15.81

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.45(d)	0.12(d)	0.15(d)	0.02(d)	(0.04)(d)	0.10	0.09(d)
Net realized and unrealized gain/(loss)	2.33	(0.69)	2.90	(2.61)	2.94	1.85	0.62(e)
Total from investment operations	2.78	(0.57)	3.05	(2.59)	2.90	1.95	0.71

DISTRIBUTIONS:
From net investment income	–	(0.17)	(0.03)	–	(0.09)	(0.07)	(0.20)
Total distributions	–	(0.17)	(0.03)	–	(0.09)	(0.07)	(0.20)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(f)	0.01	0.00(f)	0.00(f)	0.00(d)(f)	0.01	0.00(d)(f)
Net increase/(decrease) in net asset value	2.78	(0.73)	3.02	(2.59)	2.81	1.89	0.51
Net asset value, end of year	$23.50	$20.72	$21.45	$18.43	$21.02	$18.21	$16.32

TOTAL RETURN(g)	13.42%	(2.69)%	16.54%	(12.32)%	16.00%	12.07%	5.00%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$30,526	$31,164	$32,709	$30,542	$44,616	$28,695	$15,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.06%(h)	2.06%	2.14%	2.08%	2.07%	2.24%(h)	2.62%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%(h)	1.95%	1.95%	1.95%	1.89%(i)	1.87%(h)(j)	1.95%
Ratio of net investment income/ (loss) to average net assets	3.96%(h)	0.55%	0.78%	0.13%	(0.22)%	(0.53)%(h)	0.70%
Portfolio turnover rate(k)	76%	232%	221%	174%	170%	110%	120%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund.
(c)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(f)	Less than $0.005 per share.
(g)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(h)	Annualized.
(i)	Contractual expense limitation changed from 1.85% to 1.95% effective January 1, 2011.
(j)	Contractual expense limitation changed from 1.95% to 1.85% effective January 1, 2010.
(k)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements. 121 | October 31, 2014

Clough China Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Fiscal Period Ended April 30, 2010(b)(c)	For the Year Ended July 31, 2009
Net asset value, beginning of period	$19.94	$20.71	$17.90	$20.58	$17.89	$16.08	$15.48

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.33(d)	(0.02)(d)	0.01(d)	(0.11)(d)	(0.21)(d)	(0.17)	(0.01)(d)
Net realized and unrealized gain/(loss)	2.26	(0.68)	2.80	(2.57)	2.90	1.98	0.65(e)
Total from investment operations	2.59	(0.70)	2.81	(2.68)	2.69	1.81	0.64

DISTRIBUTIONS:
From net investment income	–	(0.07)	–	–	(0.00)(f)	–	(0.04)
Total distributions	–	(0.07)	–	–	(0.00)(f)	–	(0.04)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(f)	0.00(f)	0.00(f)	0.00(f)	0.00(f)	–	–
Net increase/(decrease) in net asset value	2.59	(0.77)	2.81	(2.68)	2.69	1.81	0.60
Net asset value, end of year	$22.53	$19.94	$20.71	$17.90	$20.58	$17.89	$16.08

TOTAL RETURN(g)	12.99%	(3.43)%	15.70%	(13.02)%	15.13%	11.26%	4.21%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,575	$10,866	$12,251	$11,674	$16,848	$7,594	$8,267
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.87%(h)	2.86%	2.94%	2.88%	2.86%	3.18%(h)	3.43%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%(h)	2.70%	2.70%	2.70%	2.70%	2.70%(h)	2.70%
Ratio of net investment income/ (loss) to average net assets	3.08%(h)	(0.09)%	0.07%	(0.62)%	(1.10)%	(1.26)%(h)	(0.05)%
Portfolio turnover rate(i)	76%	232%	221%	174%	170%	110%	120%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund.
(c)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(f)	Less than $0.005 and ($0.005) per share.
(g)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(h)	Annualized.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements. 122 | October 31, 2014

Clough China Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Fiscal Period Ended April 30, 2010(b)(c)	For the Year Ended July 31, 2009
Net asset value, beginning of period	$21.11	$21.82	$18.71	$21.30	$18.41	$16.52	$16.10

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.45(d)	0.19(d)	0.13(d)	0.06(d)	(0.01)(d)	0.01	0.15(d)
Net realized and unrealized gain/(loss)	2.41	(0.69)	3.02	(2.65)	3.03	2.03	0.60(e)
Total from investment operations	2.86	(0.50)	3.15	(2.59)	3.02	2.04	0.75

DISTRIBUTIONS:
From net investment income	–	(0.21)	(0.06)	–	(0.13)	(0.15)	(0.33)
Total distributions	–	(0.21)	(0.06)	–	(0.13)	(0.15)	(0.33)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(f)	0.00(f)	0.02	0.00(f)	0.00(f)	–	–
Net increase/(decrease) in net asset value	2.86	(0.71)	3.11	(2.59)	2.89	1.89	0.42
Net asset value, end of year	$23.97	$21.11	$21.82	$18.71	$21.30	$18.41	$16.52

TOTAL RETURN(g)	13.55%	(2.41)%	16.95%	(12.16)%	16.45%	12.36%	5.51%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$39,917	$33,435	$25,972	$28,868	$41,054	$15,071	$9,744
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.82%(h)	1.81%	1.94%	1.85%	1.85%	1.86%(h)	1.97%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%(h)	1.70%	1.70%	1.70%	1.53%(i)	1.40%(h)	1.40%
Ratio of net investment income/ (loss) to average net assets	3.89%(h)	0.83%	0.69%	0.33%	(0.03)%	0.08%(h)	1.20%
Portfolio turnover rate(j)	76%	232%	221%	174%	170%	110%	120%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund and Class I was known as the Institutional Class.
(c)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(f)	Less than $0.005 per share.
(g)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(h)	Annualized.
(i)	Contractual expense limitation changed from 1.40% to 1.70% effective January 1, 2011.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements. 123 | October 31, 2014

RiverFront Global Allocation Series
Management Commentary	October 31, 2014 (Unaudited)

Positioning

We do not believe that the five-year bull market in risk assets has ended, despite global equity markets’ rise in volatility and falling prices as we have transitioned to the last part of 2014. From a positioning standpoint, RiverFront strategies have been and remain positioned in “risk-on” mode. Despite record highs for US markets, it is our belief that we remain in a secular bull market and that investors with longer than three years should have an allocation to US stocks.

Until recently, we have favored developed international equities over US equities for the majority of the past six months. While Europe is not without problems, we felt that the Eurozone was in the early stages of laying the groundwork for an economic recovery. Based on comments by Mario Draghi, the President of the European Central Bank (ECB), we believe there is the real possibility of additional Quantitative Easing (QE) by the ECB if deflationary pressures are not eased. We continue to believe that the possibility exists for above average returns, based on our Price Matters® framework but acknowledge that investors have lost patience. We took advantage of the pullback in US equities in mid-October to increase our domestic exposure. We believe that the US has the clearest economic momentum and that US equity markets could have more powerful short-term catalysts.

For our balanced strategies, we believe that we are headed for a bond bear market so we have remained underweight traditional fixed income and have positioned that allocation more towards high yield, shorter duration investments. The Fed is due to finish tapering in October, but expectations are for interest rates to remain near zero until the middle of 2015. We believe that markets could experience “Goldilocks” conditions; low interest rates mainly due to foreign investors buying US Treasuries, and moderate growth in the US for the next couple of quarters as consumers spend more as a result of higher wages and falling commodity prices. Globally, yields are near record lows, causing foreign investors to seek higher returns by buying higher yielding US Treasuries. We continue to believe it is better to take credit risk rather than duration risk with fixed income assets just in case the Fed raises rates faster than market participants expect.

Performance Discussion:

RiverFront’s investment process combines dynamic strategic asset allocation with tactical adjustment tools. We believe that over longer time frames, valuation, or the price you pay for an asset, is the single most important determinant of your odds of being successful. However, in our view, investors rarely give themselves or their investment manager sufficient time to be proven right. Thus Riverfront incorporates tactical adjustments to our dynamic strategic allocations in an attempt to manage risk and lower short term volatility for our shorter time horizon portfolios (3-7 years) and to enhance returns in our longer term portfolios (7-10 yrs).

Tactical moves in our more conservative offerings tend to be more oriented to “risk management” than opportunistic adjustments. In our two most conservative strategies (Conservative Income Builder and Moderate Growth & Income), we seek to navigate short-term cycles with less volatility, and provide our clients the reassurance that portfolio risks will be actively managed; thereby giving them the confidence to remain invested across a market cycle. Conversely, tactical tilts in our longer time frame funds tend to be more opportunistic. Given the longer time horizon (7-10) years for these funds, investors in these strategies should be able to withstand higher levels of volatility in times of market uncertainly in order to achieve their longer term goals.

With this process as the backdrop, the RiverFront Investment Team typically constructs a core portfolio of securities and then makes variations in position sizes to conform to the risk profile of each individual model. For example, our most aggressive offering, the Global Growth Fund is comprised of all equities. Those same equities are utilized in Global Allocation, but a measure of fixed income is added to provide a potential offset to downside volatility. To that end, the drivers of performance for the two funds will be the same, generally, just in different degrees. The same holds true for the balanced funds (those that contain a higher proportion of fixed income) Dynamic Equity Income, Moderate Growth & Income and Conservative Income Builder.

The table below illustrates the disparity of returns across the major indices during the past six months, which resulted in varying degrees of relative performance when compared to the traditional single index, mutual fund benchmark.

Benchmark Indexes*	6 Month Returns**
S&P 500 Total Return	8.22%
S&P 1000 Total Return	5.24%
MSCI EAFE (Net)	-4.83%
MSCI Emerging Markets (Net)	-1.77%
MSCI All Country World Index (Net)	2.37%
Barclays US Aggregate	2.35%
Barclays US Treasury Index	2.12%
Barclays US Short Treasury Index (1-3M)	0.04%

Data as of 10/31/2014

*	For index definitions see footnotes at the end of the management commentary and below the performance data on the following pages.
**	For a complete presentation of RiverFront mutual fund and relevant benchmark performance, please refer to the Performance Discussion on the following pages.

Performance Contributors:

—	The allocation to Master Limited Partnerships (MLPs) and Real Estate Investment Trusts (REITs) has contributed positively to all strategies.
—	Within US equity, the consumer discretionary sector had a positive impact – specifically stock selection with media.
—	Despite the relative outperformance of US equities when compared with other markets, we had positive selection contribution from some of our international equity

124 | October 31, 2014

RiverFront Global Allocation Series
Management Commentary	October 31, 2014 (Unaudited)

holdings. Within developed international, we have shifted our allocation to securities that hedge our exposure to the Yen and the Euro and that has contributed positively to performance.

Detractors to Performance:

—	Emerging markets equities have underperformed US large cap equities during the period so our allocation to this asset class impacted the strategies negatively.
—	The allocation to US Micro-Cap equities impacted performance negatively.
—	Being underweight large cap pharmaceuticals and biotechs (within the US equity allocation) had a negative impact.
—

Within our balanced strategies, fixed income had a negative impact. The Barclays Aggregate Bond Index had a positive return during the period as compared to most high yield and shorter duration instruments. Given our preference to take credit risk over duration risk, we were lower in quality and shorter in duration than the benchmark which had a negative impact.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund(s) nor RiverFront Investment Group, LLC accepts any liability for losses either direct or consequential caused by the use of this information.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays Capital U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

Diversification cannot guarantee gain or prevent losses.

125 | October 31, 2014

RiverFront Conservative Income Builder Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Months	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	0.98%	4.10%	6.03%	3.22%	1.43%
Class A (MOP)	-4.57%	-1.60%	3.31%
Class C (NAV)	0.68%	3.42%	5.29%	4.01%	2.18%
Class C (CDSC)	-0.32%	2.42%	5.29%
Class I	1.19%	4.48%	6.33%	2.94%	1.18%
Barclays Capital U.S. Aggregate Bond Index[1]	2.35%	4.14%	1.53%
30% S&P 500® and 70% Barclays Capital U.S. Aggregate Bond[1,2]	4.10%	8.00%	7.03%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

126 | October 31, 2014

RiverFront Conservative Income Builder Fund
Performance Update	October 31, 2014 (Unaudited)

[1]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund inception date of August 31, 2012. The Fund commenced operations September 4, 2012.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

SPDR® Barclays Short Term Corporate Bond ETF	14.94%
iShares® Barclays 1-3 Year Credit Bond ETF	12.70%
RiverFront Strategic Income Fund	9.56%
WisdomTree® LargeCap Dividend Fund	8.60%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	8.53%
SPDR® Barclays Short Term High Yield Bond ETF	8.39%
WisdomTree® Europe Hedged Equity Fund	4.71%
iShares® Core MSCI Emerging Markets ETF	3.20%
First Trust NASDAQ Technology Dividend Index Fund	3.07%
Consumer Staples Select Sector SPDR® Fund	2.16%
Top Ten Holdings	75.86%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

127 | October 31, 2014

RiverFront Dynamic Equity Income Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Months	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	1.66%	6.14%	10.18%	9.01%	1.74%	1.47%
Class A (MOP)	-3.90%	0.33%	8.13%	7.57%
Class C (NAV)	1.30%	5.40%	9.34%	8.17%	2.50%	2.22%
Class C (CDSC)	0.30%	4.40%	9.34%	8.17%
Class I	1.88%	6.46%	10.45%	9.26%	1.49%	1.22%
MSCI All Country World Index[1]	2.37%	7.77%	12.98%	10.86%
70% MSCI ACWI and 30% Barclays Capital U.S. Aggregate Bond[1,2]	2.38%	6.75%	9.95%	8.87%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

128 | October 31, 2014

RiverFront Dynamic Equity Income Fund
Performance Update	October 31, 2014 (Unaudited)

[1]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® LargeCap Dividend Fund	24.75%
WisdomTree® Europe Hedged Equity Fund	11.97%
iShares® Core MSCI Emerging Markets ETF	5.84%
SPDR® Barclays Short Term High Yield Bond ETF	5.72%
RiverFront Strategic Income Fund	5.21%
WisdomTree® Japan Hedged Equity Fund	4.14%
iShares® MSCI All Country Asia ex Japan Index ETF	4.06%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	3.09%
Global X MLP & Energy Infrastructure ETF	2.73%
Global X MSCI Norway ETF	2.30%
Top Ten Holdings	69.81%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

129 | October 31, 2014

RiverFront Global Allocation Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Months	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	1.31%	5.24%	10.58%	8.13%	1.83%	1.47%
Class A (MOP)	-4.23%	-0.55%	8.51%	6.71%
Class C (NAV)	0.94%	4.41%	9.77%	7.33%	2.58%	2.22%
Class C (CDSC)	-0.06%	3.41%	9.77%	7.33%
Class I	1.33%	5.39%	10.82%	8.37%	1.58%	1.22%
MSCI All Country World Index[1]	2.37%	7.77%	12.98%	10.86%
80% MSCI ACWI and 20% Barclays Capital U.S. Aggregate Bond[1,2]	2.38%	7.09%	10.96%	9.56%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

130 | October 31, 2014

RiverFront Global Allocation Fund
Performance Update	October 31, 2014 (Unaudited)

[1]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	13.17%
iShares® Core MSCI Emerging Markets ETF	5.64%
iShares® MSCI All Country Asia ex Japan Index ETF	5.62%
iShares® Core S&P 500 ETF	5.59%
WisdomTree® Japan Hedged Equity Fund	4.99%
WisdomTree® LargeCap Dividend Fund	4.91%
iShares® Russell Micro-Cap ETF	4.10%
First Trust NASDAQ Technology Dividend Index Fund	3.91%
Vanguard® FTSE® Developed Markets ETF	3.75%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	3.05%
Top Ten Holdings	54.73%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

131 | October 31, 2014

RiverFront Global Growth Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Months	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	1.18%	5.37%	11.74%	11.66%	1.73%	1.48%
Class A (MOP)	-4.40%	-0.45%	9.64%	11.66%
Class C (NAV)	0.80%	4.54%	10.93%	10.83%	2.48%	2.23%
Class C (CDSC)	-0.20%	3.59%	10.93%	10.83%
Class I	1.31%	5.65%	12.02%	11.94%	1.49%	1.23%
Class L [1]	1.31%	5.61%	12.04%	11.92%	1.48%	1.23%
Investor	1.18%	5.40%	11.75%	11.64%	1.74%	1.48%
S&P 500® Total Return Index[2]	8.22%	17.27%	19.77%	16.07%
MSCI All Country World Index[3]	2.37%	7.77%	12.98%	13.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

132 | October 31, 2014

RiverFront Global Growth Fund
Performance Update	October 31, 2014 (Unaudited)

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[3]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of October 28, 2008.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The Class A, C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	16.89%
iShares® MSCI All Country Asia ex Japan Index ETF	7.24%
WisdomTree® Japan Hedged Equity Fund	5.88%
WisdomTree® LargeCap Dividend Fund	5.09%
iShares® Russell Micro-Cap ETF	5.07%
Vanguard® FTSE® Developed Markets ETF	4.04%
iShares® Core MSCI Emerging Markets ETF	3.91%
First Trust NASDAQ Technology Dividend Index Fund	3.73%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	3.09%
PowerShares® S&P 500® High Beta Port ETF	2.40%
Top Ten Holdings	57.34%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

133 | October 31, 2014

RiverFront Moderate Growth & Income Fund
Performance Update	October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2014)

	6 Months	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	2.12%	6.55%	8.53%	7.50%	1.62%	1.45%
Class A (MOP)	-3.51%	0.66%	6.50%	6.08%
Class C (NAV)	1.75%	5.75%	7.68%	6.71%	2.37%	2.20%
Class C (CDSC)	0.75%	4.75%	7.68%	6.71%
Class I	2.25%	6.85%	8.79%	7.77%	1.37%	1.20%
S&P 500® Total Return Index[1]	8.22%	17.27%	19.77%	17.20%
50% S&P 500® and 50% Barclays Capital U.S. Aggregate Bond[1,2]	5.27%	10.62%	11.07%	10.43%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

134 | October 31, 2014

RiverFront Moderate Growth & Income Fund
Performance Update	October 31, 2014 (Unaudited)

[1]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2015. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® LargeCap Dividend Fund	21.56%
RiverFront Strategic Income Fund	9.02%
SPDR® Barclays Short Term High Yield Bond ETF	7.43%
WisdomTree® Europe Hedged Equity Fund	6.71%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	6.56%
SPDR® Barclays Short Term Corporate Bond ETF	3.87%
iShares® Barclays 1-3 Year Credit Bond ETF	3.57%
iShares® Core MSCI Emerging Markets ETF	3.36%
First Trust NASDAQ Technology Dividend Index Fund	3.32%
Schwab U.S. REIT ETF	3.20%
Top Ten Holdings	68.60%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

135 | October 31, 2014

RiverFront Conservative Income Builder Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (5.17%)
Communications (1.18%)
Telecommunications (1.18%)
Verizon Communications, Inc.	2,098	$105,425

TOTAL COMMUNICATIONS		105,425

Consumer, Cyclical (1.18%)
Retail (1.18%)
CVS Health Corp.	661	56,720
Dollar Tree, Inc.(a)	799	48,396

		105,116

TOTAL CONSUMER, CYCLICAL		105,116

Consumer, Non-Cyclical (1.32%)
Pharmaceuticals (1.32%)
Abbott Laboratories	1,584	69,047
Bristol-Myers Squibb Co.	849	49,403

		118,450

TOTAL CONSUMER, NON-CYCLICAL		118,450

Energy (0.46%)
Pipelines (0.46%)
Kinder Morgan, Inc.	1,064	41,177

TOTAL ENERGY		41,177

Financials (0.58%)
Diversified Financial Services (0.58%)
Discover Financial Services	813	51,853

TOTAL FINANCIALS		51,853

Technology (0.45%)
Software (0.45%)
Oracle Corp.	1,030	40,221

TOTAL TECHNOLOGY		40,221

TOTAL COMMON STOCKS (Cost $421,979)		462,242

EXCHANGE TRADED FUNDS (87.72%)
Debt (54.13%)
iShares® Barclays 1-3 Year Credit Bond ETF	10,769	1,135,807
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	7,307	762,266
RiverFront Strategic Income Fund(b)	34,106	854,696

	Shares	Value (Note 2)
Debt (continued)
SPDR® Barclays Short Term Corporate Bond ETF	43,440	$1,335,780
SPDR® Barclays Short Term High Yield Bond ETF	25,043	750,038

		4,838,587

Equity (33.59%)
Consumer Staples Select Sector SPDR® Fund	4,135	193,146
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	6,340	177,564
First Trust NASDAQ Technology Dividend Index Fund	10,122	274,205
Global X MLP & Energy Infrastructure ETF	7,438	145,190
Global X MSCI Norway ETF	9,831	146,384
iShares® Core MSCI Emerging Markets ETF	5,670	285,938
iShares® MSCI All Country Asia ex Japan ETF	1,988	125,025
iShares® MSCI Australia ETF	1,598	40,637
iShares® Transportation Average ETF	501	78,507
PowerShares® KBW Bank Portfolio	1,336	49,592
Schwab U.S. REIT ETF	2,383	89,792
WisdomTree® Europe Hedged Equity Fund	7,442	421,068
WisdomTree® Japan Hedged Equity Fund	2,666	143,484
WisdomTree® Japan SmallCap Dividend Fund	1,221	63,394
WisdomTree® LargeCap Dividend Fund	10,572	769,113

		3,003,039

TOTAL EXCHANGE TRADED FUNDS (Cost $7,759,014)		7,841,626

EXCHANGE TRADED NOTES (2.15%)
Equity (2.15%)
Barclays ETN+ Select MLP ETNs	2,973	93,441
Credit Suisse MLP Equal Weight Index ETN	2,858	98,858

		192,299

TOTAL EXCHANGE TRADED NOTES (Cost $165,990)		192,299

136 | October 31, 2014

RiverFront Conservative Income Builder Fund
Statement of Investments	October 31, 2014

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.85%)
Money Market Fund (4.85%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.045%	433,930	$433,930

TOTAL SHORT TERM INVESTMENTS (Cost $ 433,930)			433,930

TOTAL INVESTMENTS (99.89%) (Cost $ 8,780,913)			$8,930,097

Other Assets In Excess Of Liabilities (0.11%)			9,776

NET ASSETS (100.00%)			$8,939,873

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 7 in Notes to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

KBW- Keefe, Bruyette, & Woods.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

NASDAQ- National Association of Securities Dealers

        Automated Quotations.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

137 | October 31, 2014

RiverFront Dynamic Equity Income Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

COMMON STOCKS (6.88%)
Communications (1.30%)
Telecommunications (1.30%)
Verizon Communications, Inc.	17,721	$890,480

TOTAL COMMUNICATIONS		890,480

Consumer, Cyclical (1.78%)
Retail (1.78%)
CVS Health Corp.	7,084	607,878
Dollar Tree, Inc.(a)	10,001	605,761

		1,213,639

TOTAL CONSUMER, CYCLICAL		1,213,639

Consumer, Non-Cyclical (1.66%)
Pharmaceuticals (1.66%)
Abbott Laboratories	12,174	530,664
Bristol-Myers Squibb Co.	10,415	606,049

		1,136,713

TOTAL CONSUMER, NON-CYCLICAL		1,136,713

Energy (0.73%)
Pipelines (0.73%)
Kinder Morgan, Inc.	12,930	500,391

TOTAL ENERGY		500,391

Financials (0.68%)
Diversified Financial Services (0.68%)
Discover Financial Services	7,318	466,742

TOTAL FINANCIALS		466,742

Technology (0.73%)
Software (0.73%)
Oracle Corp.	12,840	501,402

TOTAL TECHNOLOGY		501,402

TOTAL COMMON STOCKS (Cost $4,279,744)		4,709,367

EXCHANGE TRADED FUNDS (87.93%)
Debt (10.93%)
RiverFront Strategic Income Fund(b)	142,382	3,568,093

	Shares	Value (Note 2)

Debt (continued)
SPDR® Barclays Short Term High Yield Bond ETF	130,582	$3,910,931

		7,479,024

Equity (77.00%)
Consumer Staples Select Sector SPDR® Fund	30,080	1,405,037
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	75,422	2,112,344
First Trust NASDAQ Technology Dividend Index Fund	35,507	961,885
FlexShares Quality Dividend Index Fund	29,506	1,056,905
Global X FTSE Nordic Region ETF	13,042	318,265
Global X MLP & Energy Infrastructure ETF	95,680	1,867,674
Global X MSCI Norway ETF	105,708	1,573,992
iShares® Asia 50 ETF	20,427	984,377
iShares® Core MSCI Emerging Markets ETF	79,235	3,995,821
iShares® Micro-Cap ETF	9,267	685,665
iShares® MSCI All Country Asia ex Japan ETF	44,156	2,776,971
iShares® MSCI Australia ETF	56,465	1,435,905
iShares® MSCI Poland Capped ETF	16,155	443,778
iShares® MSCI Spain Capped ETF	16,632	629,022
iShares® Transportation Average ETF	3,871	606,586
PowerShares® KBW Bank Portfolio	23,224	862,075
Schwab U.S. REIT ETF	41,477	1,562,853
Vanguard® Information Technology ETF	8,207	837,032
WisdomTree® Europe Hedged Equity Fund	144,749	8,189,898
WisdomTree® Japan Hedged Equity Fund	52,665	2,834,430
WisdomTree® Japan SmallCap Dividend Fund	12,014	623,767
WisdomTree® LargeCap Dividend Fund	232,851	16,939,910

		52,704,192

TOTAL EXCHANGE TRADED FUNDS (Cost $56,859,673)		60,183,216

EXCHANGE TRADED NOTES (2.48%)
Equity (2.48%)
Barclays ETN+ Select MLP ETNs	30,058	944,723

138 | October 31, 2014

RiverFront Dynamic Equity Income Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

Equity (continued)
Credit Suisse MLP Equal Weight Index ETN	21,759	$752,644

		1,697,367

TOTAL EXCHANGE TRADED NOTES (Cost $1,415,412)		1,697,367

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (2.70%)
Money Market Fund (2.70%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.045%	1,843,732	1,843,732

TOTAL SHORT TERM INVESTMENTS (Cost $1,843,732)			1,843,732

TOTAL INVESTMENTS (99.99%) (Cost $64,398,561)			$68,433,682

Other Assets In Excess Of Liabilities (0.01%)			7,858

NET ASSETS (100.00%)			$68,441,540

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 7 in Notes to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

FTSE - Financial Times and the London Stock Exchange.

KBW- Keefe, Bruyette, & Woods.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

NASDAQ	- National Association of Securities Dealers Automated Quotations.

REIT - Real Estate Investment Trust.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

139 | October 31, 2014

RiverFront Global Allocation Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

COMMON STOCKS (8.21%)
Communications (0.80%)
Telecommunications (0.80%)
Verizon Communications, Inc.	5,748	$288,837

TOTAL COMMUNICATIONS		288,837

Consumer, Cyclical (3.81%)
Distribution/Wholesale (1.55%)
Fossil Group, Inc.(a)	2,759	280,480
LKQ Corp.(a)	9,769	279,100

		559,580

Retail (2.26%)
CVS Health Corp.	3,258	279,569
Dollar Tree, Inc.(a)	5,409	327,623
Urban Outfitters, Inc.(a)	6,767	205,446

		812,638

TOTAL CONSUMER, CYCLICAL		1,372,218

Consumer, Non-Cyclical (2.34%)
Pharmaceuticals (2.34%)
Abbott Laboratories	5,651	246,327
Bristol-Myers Squibb Co.	5,285	307,534
Omnicare, Inc.	4,360	290,333

		844,194

TOTAL CONSUMER, NON-CYCLICAL		844,194

Financials (0.57%)
Diversified Financial Services (0.57%)
Discover Financial Services	3,213	204,925

TOTAL FINANCIALS		204,925

Technology (0.69%)
Software (0.69%)
Oracle Corp.	6,337	247,460

TOTAL TECHNOLOGY		247,460

TOTAL COMMON STOCKS (Cost $2,671,380)		2,957,634

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (87.46%)
Debt (1.31%)
RiverFront Strategic Income Fund(b)	18,764	$470,226

Equity (86.15%)
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	39,242	1,099,051
Financial Select Sector SPDR® Fund	35,439	844,866
First Trust NASDAQ Technology Dividend Index Fund	51,944	1,407,163
First Trust NYSE Arca Biotechnology Index Fund(a)	4,172	414,947
FlexShares Quality Dividend Index Fund	25,361	908,431
Global X FTSE Nordic Region ETF	7,111	173,530
Global X MLP & Energy Infrastructure ETF	32,463	633,678
Global X MSCI Norway ETF	58,922	877,349
iShares® Asia 50 ETF	10,754	518,235
iShares® Core MSCI Emerging Markets ETF	40,283	2,031,472
iShares® Core S&P 500® ETF	9,917	2,013,052
iShares® Core S&P® SmallCap ETF	6,572	732,844
iShares® Micro-Cap ETF	19,946	1,475,805
iShares® MSCI All Country Asia ex Japan ETF	32,196	2,024,806
iShares® MSCI Australia ETF	29,953	761,705
iShares® MSCI EAFE ETF	7,618	487,171
iShares® MSCI Japan Index ETF	25,515	307,711
iShares® MSCI Poland Capped ETF	8,550	234,869
iShares® MSCI Spain Capped ETF	10,143	383,608
iShares® MSCI Switzerland Capped ETF	11,105	359,469
iShares® MSCI United Kingdom ETF	14,007	266,273
iShares® Transportation Average ETF	2,399	375,923
iShares® U.S. Consumer Goods ETF	5,103	521,067
iShares® U.S. Home Construction ETF	15,256	367,212
PowerShares® KBW Bank Portfolio	13,665	507,245
Schwab U.S. REIT ETF	10,055	378,872
Vanguard® FTSE® Developed Markets ETF	34,081	1,349,948
Vanguard® Large-Cap ETF	10,142	939,149
WisdomTree® Europe Hedged Equity Fund	83,856	4,744,573

140 | October 31, 2014

RiverFront Global Allocation Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)

Equity (continued)
WisdomTree® Japan Hedged Equity Fund	33,427	$1,799,041
WisdomTree® Japan SmallCap Dividend Fund	6,326	328,446
WisdomTree® LargeCap Dividend Fund	24,319	1,769,207

		31,036,718

TOTAL EXCHANGE TRADED FUNDS (Cost $29,629,535)		31,506,944

EXCHANGE TRADED NOTES (2.40%)
Equity (2.40%)
Barclays ETN+ Select MLP ETNs	12,929	406,358
Credit Suisse MLP Equal Weight Index ETN	13,281	459,390

		865,748

TOTAL EXCHANGE TRADED NOTES (Cost $823,700)		865,748

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (2.49%)
Money Market Fund (2.49%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.045%	897,808	897,808

TOTAL SHORT TERM INVESTMENTS (Cost $897,808)			897,808

TOTAL INVESTMENTS (100.56%) (Cost $34,022,423)			$36,228,134

Liabilities In Excess Of Other Assets (-0.56%)			(203,358)

NET ASSETS (100.00%)			$36,024,776

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 7 in Notes to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETN - Exchange Traded Note.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW - Keefe, Bruyette, & Woods.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

NASDAQ	- National Association of Securities Dealers Automated Quotations.

NYSE - New York Stock Exchange.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

141 | October 31, 2014

RiverFront Global Growth Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (9.25%)
Communications (0.84%)
Telecommunications (0.84%)
Verizon Communications, Inc.	12,284	$617,271

TOTAL COMMUNICATIONS		617,271

Consumer, Cyclical (4.22%)
Distribution/Wholesale (1.71%)
Fossil Group, Inc.(a)	6,053	615,348
LKQ Corp.(a)	22,427	640,739

		1,256,087

Retail (2.51%)
CVS Health Corp.	8,075	692,916
Dollar Tree, Inc.(a)	11,295	684,138
Urban Outfitters, Inc.(a)	15,608	473,859

		1,850,913

TOTAL CONSUMER, CYCLICAL		3,107,000

Consumer, Non-Cyclical (2.72%)
Pharmaceuticals (2.72%)
Abbott Laboratories	13,711	597,663
Bristol-Myers Squibb Co.	12,193	709,511
Omnicare, Inc.	10,482	697,996

		2,005,170

TOTAL CONSUMER, NON-CYCLICAL		2,005,170

Financials (0.68%)
Diversified Financial Services (0.68%)
Discover Financial Services	7,848	500,545

TOTAL FINANCIALS		500,545

Technology (0.79%)
Software (0.79%)
Oracle Corp.	14,884	581,220

TOTAL TECHNOLOGY		581,220

TOTAL COMMON STOCKS (Cost $6,100,530)		6,811,206

EXCHANGE TRADED FUNDS (88.05%)
Equity (88.05%)
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	81,099	2,271,340
Financial Select Sector SPDR® Fund	33,412	796,542

	Shares	Value (Note 2)
Equity (continued)
First Trust NASDAQ Technology Dividend Index Fund	101,289	$2,743,919
First Trust NYSE Arca Biotechnology Index Fund(a)	9,645	959,292
FlexShares Quality Dividend Index Fund	33,020	1,182,776
Global X FTSE Nordic Region ETF	14,658	357,701
Global X MLP & Energy Infrastructure ETF	78,596	1,534,194
Global X MSCI Norway ETF	118,022	1,757,348
iShares® Asia 50 ETF	22,519	1,085,191
iShares® Core MSCI Emerging Markets ETF	57,083	2,878,696
iShares® Core S&P® SmallCap ETF	13,571	1,513,302
iShares® Micro-Cap ETF	50,429	3,731,242
iShares® MSCI All Country Asia ex Japan ETF	84,775	5,331,500
iShares® MSCI Australia ETF	62,454	1,588,205
iShares® MSCI Japan Index ETF	66,737	804,848
iShares® MSCI Pacific ex Japan ETF	15,408	748,829
iShares® MSCI Poland Capped ETF	18,152	498,635
iShares® MSCI Spain Capped ETF	18,190	687,946
iShares® MSCI Switzerland Capped ETF	22,673	733,925
iShares® MSCI United Kingdom ETF	27,146	516,045
iShares® Transportation Average ETF	4,963	777,702
iShares® U.S. Consumer Goods ETF	8,652	883,456
iShares® U.S. Home Construction ETF	42,293	1,017,992
PowerShares® FTSE RAFI Emerging Markets Portfolio	54,753	1,107,653
PowerShares® KBW Bank Portfolio	40,835	1,515,795
PowerShares® S&P 500® High Beta Port ETF	51,900	1,765,119
Schwab U.S. REIT ETF	33,500	1,262,280
Vanguard® FTSE® Developed Markets ETF	74,996	2,970,591
Vanguard® Information Technology ETF	5,942	606,025
WisdomTree® Europe Hedged Equity Fund	219,784	12,435,379
WisdomTree® Japan Hedged Equity Fund	80,472	4,331,003
WisdomTree® Japan SmallCap Dividend Fund	13,004	675,168

142 | October 31, 2014

RiverFront Global Growth Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
Equity (continued)
WisdomTree® LargeCap Dividend Fund	51,535	$3,749,171

		64,818,810

TOTAL EXCHANGE TRADED FUNDS (Cost $60,049,852)		64,818,810

EXCHANGE TRADED NOTES (2.69%)
Equity (2.69%)
Barclays ETN+ Select MLP ETNs	27,346	859,485
Credit Suisse MLP Equal Weight Index ETN	32,473	1,123,241

		1,982,726

TOTAL EXCHANGE TRADED NOTES (Cost $1,897,262)		1,982,726

TOTAL INVESTMENTS (99.99%) (Cost $68,047,644)		$73,612,742

Other Assets In Excess Of Liabilities (0.01%)		5,648

NET ASSETS (100.00%)		$73,618,390

(a)	Non-Income Producing Security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETN - Exchange Traded Note.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

KBW- Keefe, Bruyette, & Woods.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

NASDAQ	- National Association of Securities Dealers Automated Quotations.

NYSE - New York Stock Exchange.

RAFI - Research Affiliates Fundamental Index.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

143 | October 31, 2014

RiverFront Moderate Growth & Income Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (6.77%)
Communications (1.34%)
Telecommunications (1.34%)
Verizon Communications, Inc.	36,301	$1,824,125

TOTAL COMMUNICATIONS		1,824,125

Consumer, Cyclical (1.59%)
Retail (1.59%)
CVS Health Corp.	14,371	1,233,176
Dollar Tree, Inc.(a)	15,218	921,754

		2,154,930

TOTAL CONSUMER, CYCLICAL		2,154,930

Consumer, Non-Cyclical (1.69%)
Pharmaceuticals (1.69%)
Abbott Laboratories	24,928	1,086,612
Bristol-Myers Squibb Co.	20,917	1,217,160

		2,303,772

TOTAL CONSUMER, NON-CYCLICAL		2,303,772

Energy (0.72%)
Pipelines (0.72%)
Kinder Morgan, Inc.	25,349	981,006

TOTAL ENERGY		981,006

Financials (0.71%)
Diversified Financial Services (0.71%)
Discover Financial Services	15,212	970,221

TOTAL FINANCIALS		970,221

Technology (0.72%)
Software (0.72%)
Oracle Corp.	25,148	982,030

TOTAL TECHNOLOGY		982,030

TOTAL COMMON STOCKS (Cost $8,263,622)		9,216,084

EXCHANGE TRADED FUNDS (88.92%)
Debt (30.46%)
iShares® Barclays 1-3 Year Credit Bond ETF	46,136	4,865,964
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	85,653	8,935,321

	Shares	Value (Note 2)
Debt (continued)
RiverFront Strategic Income Fund(b)	489,954	$12,278,247
SPDR® Barclays Short Term Corporate Bond ETF	171,455	5,272,241
SPDR® Barclays Short Term High Yield Bond ETF	337,827	10,117,919

		41,469,692

Equity (58.46%)
Consumer Staples Select Sector SPDR® Fund	87,824	4,102,259
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	99,924	2,798,572
First Trust NASDAQ Technology Dividend Index Fund	166,735	4,516,851
FlexShares Quality Dividend Index Fund	106,874	3,828,227
Global X MLP & Energy Infrastructure ETF	154,598	3,017,753
Global X MSCI Norway ETF	154,809	2,305,106
iShares® Core MSCI Emerging Markets ETF	90,582	4,568,050
iShares® MSCI All Country Asia ex Japan ETF	31,567	1,985,249
iShares® MSCI Australia ETF	68,363	1,738,471
iShares® MSCI Spain Capped ETF	33,887	1,281,606
iShares® Transportation Average ETF	9,222	1,445,087
PowerShares® KBW Bank Portfolio	30,928	1,148,047
Schwab U.S. REIT ETF	115,568	4,354,602
WisdomTree® Europe Hedged Equity Fund	161,423	9,133,313
WisdomTree® Japan Hedged Equity Fund	56,192	3,024,254
WisdomTree® Japan SmallCap Dividend Fund	18,926	982,638
WisdomTree® LargeCap Dividend Fund	403,377	29,345,677

		79,575,762

TOTAL EXCHANGE TRADED FUNDS (Cost $115,819,828)		121,045,454

EXCHANGE TRADED NOTES (3.60%)
Equity (3.60%)
Barclays ETN+ Select MLP ETNs	107,016	3,363,513

144 | October 31, 2014

RiverFront Moderate Growth & Income Fund
Statement of Investments	October 31, 2014

	Shares	Value (Note 2)
Equity (continued)
Credit Suisse MLP Equal Weight Index ETN	44,476	$1,538,424

		4,901,937

TOTAL EXCHANGE TRADED NOTES (Cost $4,027,156)		4,901,937

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.80%)
Money Market Fund (0.80%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.045%	1,084,172	1,084,172

TOTAL SHORT TERM INVESTMENTS (Cost $1,084,172)			1,084,172

TOTAL INVESTMENTS (100.09%) (Cost $129,194,778)			$136,247,647

Liabilities In Excess Of Other Assets (-0.09%)			(123,140)

NET ASSETS (100.00%)			$136,124,507

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 7 in Notes to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

KBW - Keefe, Bruyette, & Woods.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

NASDAQ- National Association of Securities Dealers             Automated Quotations.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

145 | October 31, 2014

RiverFront Global Allocation Series
Statements of Assets and Liabilities	October 31, 2014

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund

ASSETS
Investments, at value	$8,075,401	$64,865,589	$35,757,908	$73,612,742	$123,969,400
Investments in affiliates, at value	854,696	3,568,093	470,226	–	12,278,247
Receivable for shares sold	115	53,232	20,570	81,242	13,926
Dividends and interest receivable	4,930	23,889	7,248	16,632	79,044
Receivable due from advisor	873	–	–	–	–
Prepaid expenses and other assets	27,374	27,439	26,069	38,715	29,909

Total Assets	8,963,389	68,538,242	36,282,021	73,749,331	136,370,526

LIABILITIES
Payable for shares redeemed	725	1,001	201,950	11,028	58,699
Investment advisory fees payable	–	34,478	16,278	36,427	79,111
Administration and transfer agency fees payable	936	7,509	4,311	8,144	14,491
Distribution and services fees payable	4,305	28,358	13,818	14,519	61,038
Trustees’ fees and expenses payable	53	482	253	544	968
Professional fees payable	16,109	16,659	16,377	16,760	17,832
Custody fees payable	535	1,254	649	925	1,332
Printing fees payable	452	4,428	2,777	4,640	10,129
Overdraft payable	–	–	–	36,470	–
Accrued expenses and other liabilities	401	2,533	832	1,484	2,419

Total Liabilities	23,516	96,702	257,245	130,941	246,019

NET ASSETS	$8,939,873	$68,441,540	$36,024,776	$73,618,390	$136,124,507

NET ASSETS CONSIST OF
Paid-in capital	$8,577,962	$61,967,379	$31,175,194	$60,887,446	$121,703,936
Accumulated net investment income	1,621	14,068	166,583	424,637	49,688
Accumulated net realized gain on investments	211,106	2,424,972	2,477,288	6,741,209	7,318,014
Net unrealized appreciation in value on investments	149,184	4,035,121	2,205,711	5,565,098	7,052,869

NET ASSETS	$8,939,873	$68,441,540	$36,024,776	$73,618,390	$136,124,507

INVESTMENTS, AT COST	$7,924,475	$60,828,296	$33,557,559	$68,047,644	$116,902,952

INVESTMENTS IN AFFILIATES, ATCOST	$856,438	$3,570,265	$464,864	$–	$12,291,826

See Notes to Financial Statements.

146 | October 31, 2014

RiverFront Global Allocation Series
Statements of Assets and Liabilities (continued)	October 31, 2014

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.86	$13.10	$13.14	$15.44	$12.15
Net Assets	$1,088,931	$17,274,622	$8,371,593	$16,693,550	$27,598,252
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	100,229	1,318,173	637,255	1,081,260	2,271,791
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.49	$13.86	$13.90	$16.34	$12.86
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.81	$12.97	$12.95	$15.19	$12.10
Net Assets	$5,021,383	$30,170,221	$14,758,147	$11,419,809	$66,444,839
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	464,704	2,325,705	1,139,684	751,975	5,491,765
Class I:
Net Asset Value, offering and redemption price per share	$10.70	$13.02	$12.92	$15.52	$12.14
Net Assets	$2,829,559	$20,996,697	$12,895,036	$13,342,933	$42,081,416
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	264,532	1,612,949	997,880	859,824	3,467,278
Class L:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$15.49	N/A
Net Assets	N/A	N/A	N/A	$24,399,822	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	1,575,224	N/A
Investor Class:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$15.37	N/A
Net Assets	N/A	N/A	N/A	$7,762,276	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	505,125	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

147 | October 31, 2014

RiverFront Global Allocation Series
Statements of Operations

	RiverFront Conservative Income Builder Fund		RiverFront Dynamic Equity Income Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$77,834	$113,718	$763,819	$1,094,541
Dividends from affiliated securities	10,210	4,863	54,010	40,524
Other income	–	–	–	90
Total Investment Income	88,044	118,581	817,829	1,135,155

EXPENSES
Investment advisory fees	31,969	41,738	279,637	383,400
Administrative and transfer agency fees	5,549	7,108	37,976	52,970
Distribution and service fees
Class A	1,374	2,038	20,908	25,783
Class C	22,844	27,598	146,001	202,348
Professional fees	15,115	16,263	16,144	18,266
Reports to shareholders and printing fees	567	741	4,796	6,796
State registration fees	19,144	33,646	22,762	40,684
Insurance fees	45	52	404	722
Custody fees	2,697	9,102	4,811	10,391
Trustees’ fees and expenses	111	197	992	1,772
Offering costs	–	19,356	–	–
Miscellaneous expenses	5,121	4,647	9,375	14,934
Total Expenses	104,536	162,486	543,806	758,066
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(6,814)	(14,608)	(20,436)	(28,302)
Class C	(28,317)	(50,536)	(35,936)	(55,724)
Class I	(11,336)	(23,541)	(24,440)	(39,925)
Net Expenses	58,069	73,801	462,994	634,115
Net Investment Income	29,975	44,780	354,835	501,040
Net realized gain on investments	110,437	173,828	495,747	2,992,680
Net realized loss on investments - affiliated securities	(42)	(270)	(2,968)	–
Net realized gain distributions from other investment companies	–	1,636	–	14,904
Net change in unrealized appreciation/(depreciation) on investments	(67,675)	107,775	59,792	1,272,714
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	42,720	282,969	552,571	4,280,298
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,695	$327,749	$907,406	$4,781,338

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

148 | October 31, 2014

RiverFront Global Allocation Series
Statements of Operations

	RiverFront Global Allocation Fund		RiverFront Global Growth Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$386,747	$546,861	$854,233	$1,261,108
Dividends from affiliated securities	25,735	24,674	–	–
Other income	–	31	–	131
Total Investment Income	412,482	571,566	854,233	1,261,239

EXPENSES
Investment advisory fees	151,293	247,136	321,490	539,339
Administrative and transfer agency fees	21,387	34,995	43,279	73,797
Distribution and service fees
Class A	10,971	21,599	22,033	28,226
Class C	74,736	117,660	59,131	90,588
Investor Class	–	–	10,293	21,787
Professional fees	15,614	17,654	16,313	19,073
Reports to shareholders and printing fees	2,922	4,334	4,907	8,756
State registration fees	22,265	38,316	28,623	61,742
Insurance fees	263	472	588	1,104
Custody fees	2,459	9,499	4,441	8,928
Trustees’ fees and expenses	499	1,133	1,084	2,432
Miscellaneous expenses	6,605	11,931	8,557	17,128
Total Expenses	309,014	504,729	520,739	872,900
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(15,480)	(31,141)	(20,676)	(28,381)
Class C	(26,510)	(41,816)	(13,878)	(22,962)
Class I	(21,125)	(30,843)	(15,078)	(27,339)
Class L	–	–	(29,599)	(60,282)
Investor Class	–	–	(9,650)	(22,272)
Net Expenses	245,899	400,929	431,858	711,664
Net Investment Income	166,583	170,637	422,375	549,575
Net realized gain on investments	1,047,052	2,148,570	3,579,076	6,157,817
Net realized loss on investments - affiliated securities	(14,540)	–	–	–
Net realized gain distributions from other investment companies	–	9,169	–	24,369
Net change in unrealized appreciation/(depreciation) on investments	(814,242)	958,395	(3,270,391)	1,314,672
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	218,270	3,116,134	308,685	7,496,858
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$384,853	$3,286,771	$731,060	$8,046,433

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

149 | October 31, 2014

RiverFront Global Allocation Series
Statements of Operations

	RiverFront Moderate Growth & Income Fund
	For the Fiscal Year Ended October 31, 2014(a)	For the Year Ended April 30, 2014
INVESTMENT INCOME
Dividends	$1,661,985	$2,941,388
Dividends from affiliated securities	171,796	106,997
Other income	–	222
Total Investment Income	1,833,781	3,048,607

EXPENSES
Investment advisory fees	582,225	1,039,286
Administrative and transfer agency fees	76,901	140,563
Distribution and service fees
Class A	38,074	77,669
Class C	329,365	576,494
Professional fees	17,848	22,209
Reports to shareholders and printing fees	9,551	17,655
State registration fees	24,446	42,681
Insurance fees	1,157	2,125
Custody fees	5,045	12,232
Trustees’ fees and expenses	1,929	4,703
Miscellaneous expenses	10,985	23,015
Total Expenses	1,097,526	1,958,632
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(25,024)	(52,042)
Class C	(54,689)	(96,176)
Class I	(33,901)	(55,830)
Net Expenses	983,912	1,754,584
Net Investment Income	849,869	1,294,023
Net realized gain on investments	3,635,670	7,624,458
Net realized gain distributions from other investment companies	–	33,187
Net change in unrealized appreciation/(depreciation) on investments	(1,889,311)	1,671,672
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,746,359	9,329,317
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,596,228	$10,623,340

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

150 | October 31, 2014

RiverFront Conservative Income Builder Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
OPERATIONS
Net investment income	$29,975	$44,780	$15,227
Net realized gain on investments	110,437	173,828	16,667
Net realized loss on investments - affiliated securities	(42)	(270)	–
Net realized gain distributions from other investment companies	–	1,636	–
Net change in unrealized appreciation/(depreciation) on investments	(67,675)	107,775	109,084
Net Increase in Net Assets Resulting from Operations	72,695	327,749	140,978
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(7,517)	(7,713)	(895)
Class C	(14,233)	(26,587)	(3,477)
Class I	(13,957)	(11,868)	(12,108)
Dividends to shareholders from net realized gains
Class A	–	(16,067)	–
Class C	–	(47,172)	–
Class I	–	(27,911)	–
Net Decrease in Net Assets from Distributions	(35,707)	(137,318)	(16,480)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	224,208	546,840	590,998
Class C	1,216,347	2,524,709	2,176,853
Class I	1,817,467	1,927,846	745,479
Dividends reinvested
Class A	3,697	8,715	475
Class C	12,819	68,221	2,582
Class I	13,270	39,779	12,108
Shares redeemed
Class A	(244,851)	(92,120)	–
Class C	(336,045)	(825,324)	(6,853)
Class I	(392,394)	(1,387,092)	(59,778)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	2,314,518	2,811,574	3,461,864
Net increase in net assets	2,351,506	3,002,005	3,586,362
NET ASSETS
Beginning of year	6,588,367	3,586,362	–
End of year *	$8,939,873	$6,588,367	$3,586,362

*Including accumulated net investment income of:	$1,621	$7,353	$8,505

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

151 | October 31, 2014

RiverFront Dynamic Equity Income Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$354,835	$501,040	$531,046
Net realized gain on investments	495,747	2,992,680	1,802,700
Net realized loss on investments - affiliated securities	(2,968)	–	–
Net realized gain distributions from other investment companies	–	14,904	–
Net change in unrealized appreciation on investments	59,792	1,272,714	764,280
Net Increase in Net Assets Resulting from Operations	907,406	4,781,338	3,098,026
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(111,022)	(135,855)	(140,732)
Class C	(86,202)	(134,304)	(192,727)
Class I	(158,721)	(236,905)	(177,578)
Dividends to shareholders from net realized gains
Class A	–	(365,030)	–
Class C	–	(742,929)	–
Class I	–	(549,797)	–
Net Decrease in Net Assets from Distributions	(355,945)	(2,164,820)	(511,037)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,938,297	7,646,945	3,202,766
Class C	7,076,964	10,756,383	4,609,418
Class I	3,502,112	9,923,982	5,250,086
Dividends reinvested
Class A	102,697	464,335	129,832
Class C	79,328	824,340	180,549
Class I	138,648	679,588	159,280
Shares redeemed
Class A	(2,263,648)	(1,433,618)	(2,936,263)
Class C	(3,022,626)	(3,025,374)	(3,724,460)
Class I	(1,075,996)	(3,656,006)	(2,581,492)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	8,475,776	22,180,575	4,289,716
Net increase in net assets	9,027,237	24,797,093	6,876,705
NET ASSETS
Beginning of year	59,414,303	34,617,210	27,740,505
End of year *	$68,441,540	$59,414,303	$34,617,210

*Including accumulated net investment income of:	$14,068	$15,178	$21,202

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

152 | October 31, 2014

RiverFront Global Allocation Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$166,583	$170,637	$213,148
Net realized gain on investments	1,047,052	2,148,570	1,215,328
Net realized loss on investments - affiliated securities	(14,540)	–	–
Net realized gain distributions from other investment companies	–	9,169	–
Net change in unrealized appreciation/(depreciation) on investments	(814,242)	958,395	803,271
Net Increase in Net Assets Resulting from Operations	384,853	3,286,771	2,231,747
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	–	(60,721)	(97,608)
Class C	–	(29,814)	(82,166)
Class I	–	(77,225)	(70,616)
Dividends to shareholders from net realized gains
Class A	–	(225,948)	–
Class C	–	(315,722)	–
Class I	–	(241,798)	–
Net Decrease in Net Assets from Distributions	–	(951,228)	(250,390)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	704,281	1,828,903	3,042,104
Class C	1,706,825	5,733,154	2,492,791
Class I	3,218,570	4,414,127	4,368,510
Dividends reinvested
Class A	–	278,213	89,657
Class C	–	333,197	76,038
Class I	–	312,410	68,350
Shares redeemed
Class A	(1,557,221)	(1,969,635)	(1,396,094)
Class C	(1,700,105)	(2,060,625)	(3,584,254)
Class I	(975,931)	(1,566,346)	(1,712,016)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	1,396,419	7,303,398	3,445,086
Net increase in net assets	1,781,272	9,638,941	5,426,443
NET ASSETS
Beginning of year	34,243,504	24,604,563	19,178,120
End of year *	$36,024,776	$34,243,504	$24,604,563

*Including accumulated net investment income/(loss) of:	$166,583	$–	$(19,166)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

153 | October 31, 2014

RiverFront Global Growth Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$422,375	$549,575	$679,592
Net realized gain on investments	3,579,076	6,157,817	4,550,863
Net realized gain distributions from other investment companies	–	24,369	–
Net change in unrealized appreciation/(depreciation) on investments	(3,270,391)	1,314,672	1,032,501
Net Increase in Net Assets Resulting from Operations	731,060	8,046,433	6,262,956
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	–	(87,390)	(116,274)
Class C	–	(28,977)	(75,361)
Class I	–	(101,824)	(79,598)
Class L	–	(216,395)	(390,061)
Investor Class	–	(65,366)	(141,444)
Dividends to shareholders from net realized gains
Class A	–	(1,086,883)	–
Class C	–	(878,168)	–
Class I	–	(1,050,842)	–
Class L	–	(2,201,623)	–
Investor Class	–	(797,894)	–
Net Decrease in Net Assets from Distributions	–	(6,515,362)	(802,738)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	4,307,345	10,986,353	6,220,932
Class C	1,088,318	5,045,220	2,331,909
Class I	2,214,171	4,759,222	3,837,874
Class L	1,420,447	3,180,517	2,863,936
Investor Class	66,568	270,199	228,451
Dividends reinvested
Class A	–	1,095,779	110,123
Class C	–	892,977	73,619
Class I	–	1,130,451	76,336
Class L	–	2,347,791	375,201
Investor Class	–	782,525	120,142
Shares redeemed
Class A	(4,115,225)	(4,352,368)	(3,873,219)
Class C	(1,282,840)	(1,765,523)	(2,747,755)
Class I	(852,301)	(2,075,170)	(2,778,845)
Class L	(2,447,309)	(4,553,986)	(6,924,206)
Investor Class	(760,465)	(2,130,007)	(2,240,520)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(361,291)	15,613,980	(2,326,022)
Net increase in net assets	369,769	17,145,051	3,134,196
NET ASSETS
Beginning of year	73,248,621	56,103,570	52,969,374
End of year *	$73,618,390	$73,248,621	$56,103,570

*Including accumulated net investment income/(loss) of:	$424,637	$2,262	$(47,361)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

154 | October 31, 2014

RiverFront Moderate Growth & Income Fund
Statements of Changes in Net Assets

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$849,869	$1,294,023	$1,590,843
Net realized gain on investments	3,635,670	7,624,458	3,679,508
Net realized gain distributions from other investment companies	–	33,187	–
Net change in unrealized appreciation/(depreciation) on investments	(1,889,311)	1,671,672	2,504,601
Net Increase in Net Assets Resulting from Operations	2,596,228	10,623,340	7,774,952
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(220,828)	(416,464)	(490,109)
Class C	(267,118)	(361,379)	(586,750)
Class I	(373,018)	(539,349)	(434,898)
Dividends to shareholders from net realized gains
Class A	–	(1,461,687)	–
Class C	–	(2,693,789)	–
Class I	–	(1,636,155)	–
Net Decrease in Net Assets from Distributions	(860,964)	(7,108,823)	(1,511,757)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	4,201,326	11,020,034	11,313,240
Class C	7,712,589	18,772,301	18,703,383
Class I	6,525,980	16,516,197	20,012,679
Dividends reinvested
Class A	187,752	1,531,756	440,510
Class C	220,912	2,692,375	482,949
Class I	325,977	2,004,990	392,082
Shares redeemed
Class A	(8,283,862)	(11,453,882)	(5,157,175)
Class C	(5,318,273)	(12,685,999)	(8,693,372)
Class I	(3,079,334)	(7,559,841)	(8,863,522)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	2,493,067	20,837,931	28,630,774
Net increase in net assets	4,228,331	24,352,448	34,893,969
NET ASSETS
Beginning of year	131,896,176	107,543,728	72,649,759
End of year *	$136,124,507	$131,896,176	$107,543,728

*Including accumulated net investment income of:	$49,688	$60,631	$83,800

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

155 | October 31, 2014

RiverFront Conservative Income Builder Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.83	$10.48	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.13	0.09
Net realized and unrealized gain	0.04	0.53	0.48
Total from investment operations	0.11	0.66	0.57

DISTRIBUTIONS:
From net investment income	(0.08)	(0.12)	(0.09)
From net realized gains	–	(0.19)	–
Total distributions	(0.08)	(0.31)	(0.09)

Net increase in net asset value	0.03	0.35	0.48
Net asset value, end of year	$10.86	$10.83	$10.48

TOTAL RETURN(c)	0.98%	6.35%	5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,089	$1,101	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.39%(d)	2.94%	5.65%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(d)	1.15%	1.15%(d)(e)
Ratio of net investment income to average net assets	1.22%(d)	1.27%	1.37%(d)(e)
Portfolio turnover rate(f)	34%	125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

156 | October 31, 2014

RiverFront Conservative Income Builder Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.77	$10.51	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03	0.06	0.06
Net realized and unrealized gain	0.04	0.51	0.47
Total from investment operations	0.07	0.57	0.53

DISTRIBUTIONS:
From net investment income	(0.03)	(0.12)	(0.02)
From net realized gains	–	(0.19)	–
Total distributions	(0.03)	(0.31)	(0.02)

Net increase in net asset value	0.04	0.26	0.51
Net asset value, end of year	$10.81	$10.77	$10.51

TOTAL RETURN(c)	0.68%	5.49%	5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,021	$4,106	$2,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.14%(d)	3.73%	6.53%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%(d)	1.90%	1.90%(d)(e)
Ratio of net investment income to average net assets	0.47%(d)	0.53%	0.90%(d)(e)
Portfolio turnover rate(f)	34%	125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

157 | October 31, 2014

RiverFront Conservative Income Builder Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.66	$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.15	0.12
Net realized and unrealized gain	0.06	0.51	0.46
Total from investment operations	0.13	0.66	0.58

DISTRIBUTIONS:
From net investment income	(0.09)	(0.10)	(0.29)
From net realized gains	–	(0.19)	–
Total distributions	(0.09)	(0.29)	(0.29)

Net increase in net asset value	0.04	0.37	0.29
Net asset value, end of year	$10.70	$10.66	$10.29

TOTAL RETURN(c)	1.19%	6.53%	5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,830	$1,381	$715
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.12%(d)	2.66%	7.74%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%(d)	0.90%	0.90%(d)(e)
Ratio of net investment income to average net assets	1.34%(d)	1.49%	1.84%(d)(e)
Portfolio turnover rate(f)	34%	125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

158 | October 31, 2014

RiverFront Dynamic Equity Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.97	$12.24	$11.24	$11.73	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09	0.17	0.25	0.16	0.12
Net realized and unrealized gain/(loss)	0.13	1.17	0.99	(0.49)	1.67
Total from investment operations	0.22	1.34	1.24	(0.33)	1.79

DISTRIBUTIONS:
From net investment income	(0.09)	(0.17)	(0.24)	(0.15)	(0.06)
From net realized gains	–	(0.44)	–	–	(0.00)(d)
Tax return of capital	–	–	–	(0.01)	(0.00)(d)
Total distributions	(0.09)	(0.61)	(0.24)	(0.16)	(0.06)

Net increase/(decrease) in net asset value	0.13	0.73	1.00	(0.49)	1.73
Net asset value, end of year	$13.10	$12.97	$12.24	$11.24	$11.73

TOTAL RETURN(e)	1.66%	11.15%	11.22%	(2.80)%	17.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,275	$15,374	$8,087	$7,114	$5,723
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.39%(f)	1.42%	1.58%	1.73%	2.17%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(f)	1.15%	1.20%(g)	1.30%	1.30%(f)
Ratio of net investment income to average net assets	1.33%(f)	1.38%	2.17%	1.50%	1.48%(f)
Portfolio turnover rate(h)	45%	99%	136%	133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

159 | October 31, 2014

RiverFront Dynamic Equity Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.84	$12.13	$11.14	$11.67	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.04	0.08	0.16	0.09	0.05
Net realized and unrealized gain/(loss)	0.13	1.15	0.98	(0.51)	1.67
Total from investment operations	0.17	1.23	1.14	(0.42)	1.72

DISTRIBUTIONS:
From net investment income	(0.04)	(0.08)	(0.15)	(0.10)	(0.05)
From net realized gains	–	(0.44)	–	–	(0.00)(d)
Tax return of capital	–	–	–	(0.01)	(0.00)(d)
Total distributions	(0.04)	(0.52)	(0.15)	(0.11)	(0.05)

Net increase/(decrease) in net asset value	0.13	0.71	0.99	(0.53)	1.67
Net asset value, end of year	$12.97	$12.84	$12.13	$11.14	$11.67

TOTAL RETURN(e)	1.30%	10.34%	10.41%	(3.60)%	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$30,170	$25,787	$16,070	$13,729	$9,223
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.15%(f)	2.18%	2.33%	2.49%	3.10%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%(f)	1.90%	1.95%(g)	2.05%	2.05%(f)
Ratio of net investment income to average net assets	0.60%(f)	0.61%	1.44%	0.84%	0.65%(f)
Portfolio turnover rate(h)	45%	99%	136%	133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

160 | October 31, 2014

RiverFront Dynamic Equity Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.88	$12.16	$11.17	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.10	0.20	0.27	0.20	0.12
Net realized and unrealized gain/(loss)	0.14	1.16	0.99	(0.50)	1.68
Total from investment operations	0.24	1.36	1.26	(0.30)	1.80

DISTRIBUTIONS:
From net investment income	(0.10)	(0.20)	(0.27)	(0.16)	(0.15)
From net realized gains	–	(0.44)	–	–	(0.00)(d)
Tax return of capital	–	–	–	(0.01)	(0.01)
Total distributions	(0.10)	(0.64)	(0.27)	(0.17)	(0.16)

Net increase/(decrease) in net asset value	0.14	0.72	0.99	(0.47)	1.64
Net asset value, end of year	$13.02	$12.88	$12.16	$11.17	$11.64

TOTAL RETURN(e)	1.88%	11.40%	11.47%	(2.58)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$20,997	$18,254	$10,460	$6,897	$3,301
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15%(f)	1.17%	1.33%	1.49%	2.44%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%(f)	0.90%	0.95%(g)	1.05%	1.05%(f)
Ratio of net investment income to average net assets	1.57%(f)	1.61%	2.36%	1.88%	1.49%(f)
Portfolio turnover rate(h)	45%	99%	136%	133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

161 | October 31, 2014

RiverFront Global Allocation Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.97	$11.93	$10.86	$11.66	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.08	0.10	0.15	0.12	0.10
Net realized and unrealized gain/(loss)	0.09	1.36	1.08	(0.84)	1.61
Total from investment operations	0.17	1.46	1.23	(0.72)	1.71

DISTRIBUTIONS:
From net investment income	–	(0.09)	(0.16)	(0.07)	(0.05)
From net realized gains	–	(0.33)	–	(0.01)	–
Total distributions	–	(0.42)	(0.16)	(0.08)	(0.05)

Net increase/(decrease) in net asset value	0.17	1.04	1.07	(0.80)	1.66
Net asset value, end of year	$13.14	$12.97	$11.93	$10.86	$11.66

TOTAL RETURN(d)	1.31%	12.32%	11.47%	(6.18)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,372	$9,098	$8,244	$5,791	$4,686
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.50%(e)	1.51%	1.68%	1.80%	3.00%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(e)	1.15%	1.19%(f)	1.30%	1.30%(e)
Ratio of net investment income to average net assets	1.21%(e)	0.83%	1.32%	1.10%	1.16%(e)
Portfolio turnover rate(g)	47%	95%	113%	163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

162 | October 31, 2014

RiverFront Global Allocation Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.83	$11.84	$10.81	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.03	0.01	0.07	0.02	0.00(d)
Net realized and unrealized gain/(loss)	0.09	1.34	1.07	(0.82)	1.65
Total from investment operations	0.12	1.35	1.14	(0.80)	1.65

DISTRIBUTIONS:
From net investment income	–	(0.03)	(0.11)	(0.02)	(0.01)
From net realized gains	–	(0.33)	–	(0.01)	–
Total distributions	–	(0.36)	(0.11)	(0.03)	(0.01)

Net increase/(decrease) in net asset value	0.12	0.99	1.03	(0.83)	1.64
Net asset value, end of year	$12.95	$12.83	$11.84	$10.81	$11.64

TOTAL RETURN(e)	0.94%	11.48%	10.59%	(6.86)%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$14,758	$14,624	$9,686	$9,891	$8,926
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.25%(f)	2.26%	2.44%	2.58%	3.21%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%(f)	1.90%	1.95%(g)	2.05%	2.05%(f)
Ratio of net investment income to average net assets	0.40%(f)	0.05%	0.66%	0.17%	0.04%(f)
Portfolio turnover rate(h)	47%	95%	113%	163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

163 | October 31, 2014

RiverFront Global Allocation Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.75	$11.72	$10.66	$11.42	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09	0.13	0.17	0.13	0.08
Net realized and unrealized gain/(loss)	0.08	1.34	1.07	(0.80)	1.62
Total from investment operations	0.17	1.47	1.24	(0.67)	1.70

DISTRIBUTIONS:
From net investment income	–	(0.11)	(0.18)	(0.08)	(0.28)
From net realized gains	–	(0.33)	–	(0.01)	–
Total distributions	–	(0.44)	(0.18)	(0.09)	(0.28)

Net increase/(decrease) in net asset value	0.17	1.03	1.06	(0.76)	1.42
Net asset value, end of year	$12.92	$12.75	$11.72	$10.66	$11.42

TOTAL RETURN(d)	1.33%	12.61%	11.73%	(5.86)%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,895	$10,521	$6,675	$3,496	$1,905
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.26%(e)	1.26%	1.43%	1.55%	4.68%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%(e)	0.90%	0.94%(f)	1.05%	1.05%(e)
Ratio of net investment income to average net assets	1.41%(e)	1.07%	1.52%	1.28%	0.98%(e)
Portfolio turnover rate(g)	47%	95%	113%	163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

164 | October 31, 2014

RiverFront Global Growth Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$15.26	$14.89	$13.37	$15.65	$14.66	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.08	0.12	0.17	0.14	0.00(e)	0.23
Net realized and unrealized gain/(loss)	0.10	1.88	1.57	(1.41)	0.99	1.03
Total from investment operations	0.18	2.00	1.74	(1.27)	0.99	1.26

DISTRIBUTIONS:
From net investment income	–	(0.12)	(0.22)	(0.14)	–	(0.14)
From net realized gains	–	(1.51)	–	(0.87)	–	(0.14)
Total distributions	–	(1.63)	(0.22)	(1.01)	–	(0.28)

Net increase/(decrease) in net asset value	0.18	0.37	1.52	(2.28)	0.99	0.98
Net asset value, end of year	$15.44	$15.26	$14.89	$13.37	$15.65	$14.66

TOTAL RETURN(f)	1.18%	13.66%	13.14%	(7.51)%	6.75%	9.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,694	$16,440	$8,525	$5,241	$12,307	$1,934
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.38%(g)	1.40%	1.49%	1.52%	1.58%(g)	2.15%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(h)	1.15%(g)	1.15%	0.98%	0.92%	0.81%(g)	0.91%(g)
Ratio of net investment income to average net assets	1.08%(g)	0.76%	1.23%	0.99%	0.06%(g)	6.20%(g)
Portfolio turnover rate(i)	48%	85%	113%	119%	34%	99%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

165 | October 31, 2014

RiverFront Global Growth Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$15.07	$14.76	$13.29	$15.60	$14.63	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.03	0.01	0.08	0.05	(0.04)	0.20
Net realized and unrealized gain/(loss)	0.09	1.86	1.54	(1.42)	1.01	1.02
Total from investment operations	0.12	1.87	1.62	(1.37)	0.97	1.22

DISTRIBUTIONS:
From net investment income	–	(0.05)	(0.15)	(0.07)	–	(0.13)
From net realized gains	–	(1.51)	–	(0.87)	–	(0.14)
Total distributions	–	(1.56)	(0.15)	(0.94)	–	(0.27)

Net increase/(decrease) in net asset value	0.12	0.31	1.47	(2.31)	0.97	0.95
Net asset value, end of year	$15.19	$15.07	$14.76	$13.29	$15.60	$14.63

TOTAL RETURN(e)	0.80%	12.84%	12.31%	(8.22)%	6.63%	8.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,420	$11,511	$7,182	$6,808	$6,156	$2,050
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.13%(f)	2.15%	2.25%	2.29%	2.33%(f)	2.89%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.90%(f)	1.90%	1.73%	1.67%	1.55%(f)	1.66%(f)
Ratio of net investment income/(loss) to average net assets	0.38%(f)	0.07%	0.57%	0.34%	(0.72)%(f)	5.36%(f)
Portfolio turnover rate(h)	48%	85%	113%	119%	34%	99%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

166 | October 31, 2014

RiverFront Global Growth Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$15.32	$14.92	$13.40	$15.67	$14.65	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.10	0.17	0.20	0.19	0.01	0.17
Net realized and unrealized gain/(loss)	0.10	1.89	1.57	(1.43)	1.01	1.09
Total from investment operations	0.20	2.06	1.77	(1.24)	1.02	1.26

DISTRIBUTIONS:
From net investment income	–	(0.15)	(0.25)	(0.16)	–	(0.15)
From net realized gains	–	(1.51)	–	(0.87)	–	(0.14)
Total distributions	–	(1.66)	(0.25)	(1.03)	–	(0.29)

Net increase/(decrease) in net asset value	0.20	0.40	1.52	(2.27)	1.02	0.97
Net asset value, end of year	$15.52	$15.32	$14.92	$13.40	$15.67	$14.65

TOTAL RETURN(e)	1.31%	14.01%	13.36%	(7.31)%	7.04%	9.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,343	$11,845	$7,769	$6,022	$4,508	$2,280
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.36%(f)	1.16%	1.25%	1.30%	1.30%(f)	1.74%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.90%(f)	0.90%	0.73%	0.67%	0.61%(f)	0.66%(f)
Ratio of net investment income to average net assets	1.32%(f)	1.13%	1.45%	1.40%	0.23%(f)	4.70%(f)
Portfolio turnover rate(h)	48%	85%	113%	119%	34%	99%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

167 | October 31, 2014

RiverFront Global Growth Fund – Class L
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net asset value, beginning of period	$15.29	$14.90	$13.37	$15.65	$14.63	$13.22	$10.49

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.11	0.17	0.22	0.17	0.01	0.18	0.16
Net realized and unrealized gain/(loss)	0.09	1.88	1.56	(1.41)	1.01	1.52	2.66
Total from investment operations	0.20	2.05	1.78	(1.24)	1.02	1.70	2.82

DISTRIBUTIONS:
From net investment income	–	(0.15)	(0.25)	(0.17)	–	(0.15)	(0.09)
From net realized gains	–	(1.51)	–	(0.87)	–	(0.14)	–
Total distributions	–	(1.66)	(0.25)	(1.04)	–	(0.29)	(0.09)

Net increase/(decrease) in net asset value	0.20	0.39	1.53	(2.28)	1.02	1.41	2.73
Net asset value, end of year	$15.49	$15.29	$14.90	$13.37	$15.65	$14.63	$13.22

TOTAL RETURN(e)	1.31%	13.98%	13.43%	(7.31)%	6.97%	12.87%	26.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$24,400	$25,092	$23,454	$24,765	$42,977	$43,240	$27,763
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.02%(f)	1.15%	1.25%	1.08%	1.28%(f)	1.22%	1.53%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(g)	0.90%(f)	0.90%	0.73%	0.67%	0.64%(f)	0.66%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%(f)	0.90%	0.90%	0.90%	0.90%(f)	0.90%	0.90%
Ratio of net investment income to average net assets	1.37%(f)	1.11%	1.59%	1.26%	0.19%(f)	1.33%	1.34%
Portfolio turnover rate(h)	48%	85%	113%	119%	34%	99%	67%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

168 | October 31, 2014

RiverFront Global Growth Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net asset value, beginning of period	$15.19	$14.82	$13.32	$15.59	$14.59	$13.19	$10.49

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.09	0.13	0.18	0.13	0.00(e)	0.12	0.13
Net realized and unrealized gain/(loss)	0.09	1.87	1.54	(1.39)	1.00	1.54	2.65
Total from investment operations	0.18	2.00	1.72	(1.26)	1.00	1.66	2.78

DISTRIBUTIONS:
From net investment income	–	(0.12)	(0.22)	(0.14)	–	(0.12)	(0.08)
From net realized gains	–	(1.51)	–	(0.87)	–	(0.14)	–
Total distributions	–	(1.63)	(0.22)	(1.01)	–	(0.26)	(0.08)

Net increase/(decrease) in net asset value	0.18	0.37	1.50	(2.27)	1.00	1.40	2.70
Net asset value, end of year	$15.37	$15.19	$14.82	$13.32	$15.59	$14.59	$13.19

TOTAL RETURN(f)	1.18%	13.73%	13.07%	(7.47)%	6.79%	12.58%	26.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,762	$8,361	$9,174	$10,133	$21,270	$23,556	$13,882
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.38%(g)	1.41%	1.50%	1.93%	1.53%(g)	1.47%	1.78%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(h)	1.15%(g)	1.15%	0.98%	0.92%	0.89%(g)	0.91%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%(g)	1.15%	1.15%	1.15%	1.15%(g)	1.15%	1.15%
Ratio of net investment income/ (loss) to average net assets	1.14%(g)	0.85%	1.36%	0.97%	(0.08)%(g)	0.93%	1.09%
Portfolio turnover rate(i)	48%	85%	113%	119%	34%	99%	67%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

169 | October 31, 2014

RiverFront Moderate Growth & Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.99	$11.66	$10.96	$11.08	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.16	0.24	0.17	0.15
Net realized and unrealized gain/(loss)	0.16	0.89	0.69	(0.12)	1.01
Total from investment operations	0.25	1.05	0.93	0.05	1.16

DISTRIBUTIONS:
From net investment income	(0.09)	(0.16)	(0.23)	(0.17)	(0.08)
From net realized gains	–	(0.56)	–	–	(0.00)(c)
Tax return of capital	–	–	–	(0.00)(c)	–
Total distributions	(0.09)	(0.72)	(0.23)	(0.17)	(0.08)

Net increase/(decrease) in net asset value	0.16	0.33	0.70	(0.12)	1.08
Net asset value, end of year	$12.15	$11.99	$11.66	$10.96	$11.08

TOTAL RETURN(d)	2.12%	9.16%	8.59%	0.55%	11.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$27,598	$31,033	$29,066	$20,754	$12,148
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.31%(e)	1.32%	1.40%	1.50%	1.64%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(e)	1.15%	1.19%(f)	1.30%	1.30%(e)
Ratio of net investment income to average net assets	1.54%(e)	1.35%	2.17%	1.65%	1.89%(e)
Portfolio turnover rate(g)	42%	98%	108%	128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

170 | October 31, 2014

RiverFront Moderate Growth & Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.94	$11.62	$10.92	$11.06	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05	0.07	0.16	0.09	0.10
Net realized and unrealized gain/(loss)	0.16	0.89	0.68	(0.13)	1.02
Total from investment operations	0.21	0.96	0.84	(0.04)	1.12

DISTRIBUTIONS:
From net investment income	(0.05)	(0.08)	(0.14)	(0.10)	(0.06)
From net realized gains	–	(0.56)	–	–	(0.00)(c)
Tax return of capital	–	–	–	(0.00)(c)	–
Total distributions	(0.05)	(0.64)	(0.14)	(0.10)	(0.06)

Net increase/(decrease) in net asset value	0.16	0.32	0.70	(0.14)	1.06
Net asset value, end of year	$12.10	$11.94	$11.62	$10.92	$11.06

TOTAL RETURN(d)	1.75%	8.33%	7.83%	(0.37)%	11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$66,445	$63,031	$52,579	$39,015	$24,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.07%(e)	2.07%	2.15%	2.25%	2.54%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%(e)	1.90%	1.95%(f)	2.05%	2.05%(e)
Ratio of net investment income to average net assets	0.77%(e)	0.59%	1.43%	0.88%	1.22%(e)
Portfolio turnover rate(g)	42%	98%	108%	128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

171 | October 31, 2014

RiverFront Moderate Growth & Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.98	$11.65	$10.94	$11.07	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.11	0.19	0.26	0.20	0.17
Net realized and unrealized gain/(loss)	0.16	0.89	0.70	(0.13)	1.01
Total from investment operations	0.27	1.08	0.96	0.07	1.18

DISTRIBUTIONS:
From net investment income	(0.11)	(0.19)	(0.25)	(0.19)	(0.11)
From net realized gains	–	(0.56)	–	–	(0.00)(c)
Tax return of capital	–	–	–	(0.01)	–
Total distributions	(0.11)	(0.75)	(0.25)	(0.20)	(0.11)

Net increase/(decrease) in net asset value	0.16	0.33	0.71	(0.13)	1.07
Net asset value, end of year	$12.14	$11.98	$11.65	$10.94	$11.07

TOTAL RETURN(d)	2.25%	9.43%	8.94%	0.71%	11.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$42,081	$37,832	$25,898	$12,880	$7,535
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.07%(e)	1.07%	1.15%	1.26%	1.55%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%(e)	0.90%	0.94%(f)	1.05%	1.05%(e)
Ratio of net investment income to average net assets	1.77%(e)	1.59%	2.39%	1.91%	2.16%(e)
Portfolio turnover rate(g)	42%	98%	108%	128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

172 | October 31, 2014

Notes to Financial Statements
October 31, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This annual report includes the financial statements and financial highlights of the following 14 funds: ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS Real Asset Income Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Disciplined Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”). Effective May 1, 2014, the Board of Trustees (the “Board”) approved changing the fiscal year-end of the Funds from April 30 to October 31. This change applies to all funds listed except ALPS Real Asset Income Fund, ALPS | Sterling ETF Tactical Rotation Fund and ALPS | Westport Resources Hedged High Income Fund, which commenced operations during the current fiscal period and already had a year-end of October 31.

ALPS | Alerian MLP Infrastructure Index Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS Real Asset Income Fund’s primary investment objectives are to provide a high level of current income and long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | Sterling ETF Tactical Rotation Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Sterling Tactical Rotation Index. ALPS | Westport Resources Hedged High Income Fund seeks to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. ALPS | WMC Disciplined Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. The RiverFront Conservative Income Builder Fund seeks to provide current income and potential for that income to grow over time. The RiverFront Dynamic Equity Income Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceed the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Global Growth Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Moderate Growth & Income Fund has two primary investment objectives: (1) seeks to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years. The Funds secondary objective is to provide growth of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital,as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2014, net assets of the CoreCommodity Fund were $446,122,974, of which $87,840,271 or 19.69%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

173 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India. India’s Finance Act of 2012 had introduced legislation on General Anti-Avoidance Rules (“GAAR”) into the Act which contains treaty override provisions. The GAAR may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement”. Originally, GAAR was to be effective from April 1, 2012; however, subsequent to the 2013 amendments introduced to the Finance Act, GAAR has been deferred until April 1, 2015.

Basis of Consolidation for the ALPS Real Asset Income Fund

ALPS Real Asset Income Fund (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 23, 2013 and is a wholly owned subsidiary of the ALPS Real Asset Income Fund (the “Real Asset Income Fund”). The Subsidiary acts as an investment vehicle for the Real Asset Income Fund in order to effect certain commodity-related investments on behalf of the Real Asset Income Fund. The Real Asset Income Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of November 25, 2013, and it is intended that the Real Asset Income Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Real Asset Income Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Real Asset Income Fund, the statement of investments the Subsidiary is included in the consolidated statement of investments of the Real Asset Income Fund. All investments held by the Subsidiary are disclosed in the accounts of the Real Asset Income Fund. As of October 31, 2014, net assets of the Real Asset Income Fund were $3,650,987, of which $461,876, or 12.65%, represented the Real Asset Income’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or

174 | October 31, 2014

Notes to Financial Statements
October 31, 2014

based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

175 | October 31, 2014

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The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | Alerian MLP Infrastructure Index Fund
Master Limited Partnerships(a)	$24,625,249	$–	$–	$24,625,249

Total	$24,625,249	$–	$–	$24,625,249

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$147,985,549	$–	$–	$147,985,549
Master Limited Partnerships(a)	1,586,671	–	–	1,586,671
Commodity-Linked Notes	–	4,634,704	–	4,634,704
Government Bonds	–	215,660,663	–	215,660,663
Purchased Options	722,600	–	–	722,600
Short Term Investments	56,311,780	–	–	56,311,780

Total	$206,606,600	$220,295,367	$–	$426,901,967

Other Financial Instruments

Assets
Futures Contracts	$896,472	$–	$–	$896,472
Total Return Swap Contracts	–	324,228	–	324,228
Liabilities
Written Options	(938,960)	–	–	(938,960)
Futures Contracts	(2,053,895)	–	–	(2,053,895)
Total Return Swap Contracts	–	(6,406,192)	–	(6,406,192)

Total	$(2,096,383)	$(6,081,964)	$–	$(8,178,347)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$–	$1,565,400	$–	$1,565,400
Consumer Staples	238,573	1,007,343	–	1,245,916
Energy	–	693,263	–	693,263
Financials	743,455	4,164,539	–	4,907,994
Health Care	230,345	781,457	–	1,011,802
Industrials	156,694	1,133,155	–	1,289,849
Information Technology	–	2,039,788	–	2,039,788
Materials	257,389	1,571,259	–	1,828,648
Telecommunication Services	–	427,949	–	427,949
Utilities	–	203,920	–	203,920
Short Term Investments	203,428	–	–	203,428

Total	$1,829,884	$13,588,073	$–	$15,417,957

176 | October 31, 2014

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS Real Asset Income Fund
Closed-End Funds	$58,907	$–	$–	$58,907
Common Stocks(a)	1,741,463	–	–	1,741,463
Exchange Traded Funds	87,048	–	–	87,048
Exchange Traded Notes	73,900	–	–	73,900
Master Limited Partnerships(a)	901,326	–	–	901,326
Commodity-Linked Notes	–	189,924	–	189,924
Short Term Investments	340,927	–	–	340,927
Total	$3,203,571	$189,924	$–	$3,393,495

Other Financial Instruments
Liabilities
Written Call Options	$(134)	$–	$–	$(134)
Total	$(134)	$–	$–	$(134)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Common Stocks(a)	$467,483,629	$–	$–	$467,483,629
Short Term Investments	3,445,979	–	–	3,445,979
Total	$470,929,608	$–	$–	$470,929,608

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Sterling ETF Tactical Rotation Fund
Exchange Traded Funds	$12,996,203	$–	$–	$12,996,203
Short Term Investments	391,455	–	–	391,455
Total	$13,387,658	$–	$–	$13,387,658

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Westport Resources Hedged High Income Fund
Exchange Traded Funds	$170,413	$–	$–	$170,413
Bank Loans	–	7,693,301	–	7,693,301
Convertible Corporate Bonds(a)	–	1,189,986	–	1,189,986
Corporate Bonds(a)	–	11,733,239	262,500	11,995,739
Mortgage Backed Securities	–	2,182,665	–	2,182,665
Short Term Investments	–	69,989	–	69,989
Total	$170,413	$22,869,180	$262,500	$23,302,093

Other Financial Instruments
Liabilities
Credit Default Swap	$–	$(10,674)	$–	$(10,674)
Futures Contracts	(28,783)	–	–	(28,783)
Total	$(28,783)	$(10,674)	$–	$(39,457)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Disciplined Value Fund
Common Stocks(a)	$101,291,506	$–	$–	$101,291,506
Exchange Traded Funds	537,572	–	–	537,572
Short Term Investments	1,479,573	–	–	1,479,573
Total	$103,308,651	$–	$–	$103,308,651

177 | October 31, 2014

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October 31, 2014

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Basic Materials	$–	$913,062	$–	$913,062
Communications	1,870,048	18,314,342	–	20,184,390
Consumer Discretionary	–	406,748	–	406,748
Consumer, Cyclical	3,089,409	7,494,189	–	10,583,598
Consumer, Non-cyclical	–	1,726,713	–	1,726,713
Energy	–	2,265,482	–	2,265,482
Financials	–	21,720,920	–	21,720,920
Industrials	–	9,751,347	–	9,751,347
Technology	–	4,925,684	–	4,925,684
Utilities	–	846,347	–	846,347
Exchange Traded Funds	1,167,025	–	–	1,167,025
Short Term Investments	1,864,529	–	–	1,864,529
Total	$7,991,011	$68,364,834	$–	$76,355,845

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Conservative Income Builder Fund
Common Stocks(a)	$462,242	$–	$–	$462,242
Exchange Traded Funds(a)	7,841,626	–	–	7,841,626
Exchange Traded Notes(a)	192,299	–	–	192,299
Short Term Investments	433,930	–	–	433,930
Total	$8,930,097	$–	$–	$8,930,097

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$4,709,367	$–	$–	$4,709,367
Exchange Traded Funds(a)	60,183,216	–	–	60,183,216
Exchange Traded Notes(a)	1,697,367	–	–	1,697,367
Short Term Investments	1,843,732	–	–	1,843,732
Total	$68,433,682	$–	$–	$68,433,682

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Allocation Fund
Common Stocks(a)	$2,957,634	$–	$–	$2,957,634
Exchange Traded Funds(a)	31,506,944	–	–	31,506,944
Exchange Traded Notes(a)	865,748	–	–	865,748
Short Term Investments	897,808	–	–	897,808
Total	$36,228,134	$–	$–	$36,228,134

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Growth Fund
Common Stocks(a)	$6,811,206	$–	$–	$6,811,206
Exchange Traded Funds(a)	64,818,810	–	–	64,818,810
Exchange Traded Notes(a)	1,982,726	–	–	1,982,726
Total	$73,612,742	$–	$–	$73,612,742

178 | October 31, 2014

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October 31, 2014

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$9,216,084	$–	$–	$9,216,084
Exchange Traded Funds(a)	121,045,454	–	–	121,045,454
Exchange Traded Notes(a)	4,901,937	–	–	4,901,937
Short Term Investments	1,084,172	–	–	1,084,172

Total	$136,247,647	$–	$–	$136,247,647

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Consolidated Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the Fiscal Period Ended October 31, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities, except the Clough China Fund and ALPS | Kotak India Growth Fund. The Clough China Fund and ALPS | Kotak India Growth Fund utilize a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amount disclosed in the table below represents the value of the securities as of October 31, 2014 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of April 30, 2014.

The Clough China Fund had the following transfers out of Levels 1 and 2 at October 31, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$–	$(7,257,368)	$7,257,368	$–

Total	$–	$(7,257,368)	$7,257,368	$–

The ALPS | Kotak India Growth Fund had the following transfers out of Levels 1 and 2 at October 31, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$1,212,373	$(295,508)	$295,508	$(1,212,373)

Total	$1,212,373	$(295,508)	$295,508	$(1,212,373)

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of January 1, 2014 (Commen- cement)	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appre- ciation/ (Depre- ciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2014

Westport Resources Hedged High Income Fund
Corporate Bonds	$–	$10,107	$–	$(33,732)	$286,125	$–	$–	$–	$262,500	$(33,732)

Total	$–	$10,107	$–	$(33,732)	$286,125	$–	$–	$–	$262,500	$(33,732)

179 | October 31, 2014

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October 31, 2014

Information about Level 3 fair value measurements as of October 31, 2014:

	Fair Value	Valuation Technique	Unobservable Input

Westport Resources Hedged High Income Fund
Assets
Corporate Bonds	$262,500	Broker	Broker Quote

Offering Costs: The ALPS Real Asset Income Fund, the ALPS | Sterling ETF Tactical Rotation Fund and ALPS | Westport Resources Hedged High Income Fund incurred offering costs during the Fiscal Period Ended October 31, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of each Fund. Amounts amortized through October 31, 2014 are shown on each Fund’s Statement of Operations.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds, except for ALPS | Alerian MLP Infrastructure Index Fund, comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. Those Funds are not subject to income taxes to the extent such distributions are made.

The ALPS | Alerian MLP Infrastructure Index Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. Currently, the maximum marginal regular federal income tax rate for a corporation is 34 percent. The ALPS | Alerian MLP Infrastructure Index Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the ALPS | Alerian MLP Infrastructure Index Fund is not eligible to elect treatment as a regulated investment company due to its investments, primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the ALPS | Alerian MLP Infrastructure Index Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the ALPS | Alerian MLP Infrastructure Index Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the ALPS | Alerian MLP Infrastructure Index Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Fund. See further disclosure regarding MLPs below.

As of and during the Fiscal Period Ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund pay dividends, if any, on a quarterly basis and distribute capital gains annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Distributions received from the ALPS | Alerian MLP Infrastructure Index Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

180 | October 31, 2014

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October 31, 2014

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund and ALPS Real Asset Income Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Treasury Inflation Protected-Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the

181 | October 31, 2014

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October 31, 2014

Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS Real Asset Income Fund and ALPS | Westport Resources Hedged High Income Fund are permitted to enter in various types of derivatives contracts. The other funds including ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS|Sterling ETF Tactical Rotation Fund, ALPS | WMC Disciplined Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund may invest to a lesser extent in derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral that has been pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

182 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return and the ALPS Westport Hedged High Income Fund for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2014 are disclosed after the Statement of Investments.

The number of swap contracts held at October 31, 2014 is representative of the swap contract activity for the Fiscal Periods Ended October 31, 2014.

Futures: Each Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the

183 | October 31, 2014

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October 31, 2014

security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The number of futures contracts held at October 31, 2014 is representative of futures contracts activity during the Fiscal Periods Ended October 31, 2014.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The Funds had the following transactions in written covered call/put options during the Fiscal Periods Ended October 31, 2014:

	Number of Contracts	Premiums

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Options Outstanding, at the beginning period	(200)	$502,628
Options written	(3,266)	2,083,513
Stock split	(18)	–
Options closed	2,248	(785,993)
Options exercised	55	(10,173)
Options expired	645	(603,494)

Options Outstanding, at October 31, 2014	(536)	$1,186,481

	Number of Contracts	Premiums

ALPS Real Asset Income Fund
Options Outstanding, at the beginning period	–	$–
Options written	(59)	4,187
Options closed	14	(952)
Options exercised	7	(598)
Options expired	31	(2,086)

Options Outstanding, at October 31, 2014	(7)	$551

184 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities as of October 31, 2014:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Investments, at value	$722,600	N/A	$	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value		938,960
Futures Contracts*	Receivable for variation margin(b)	896,472	Payable for variation margin (b)		2,053,895
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	324,228	Unrealized depreciation on total return swap contracts		6,406,192
Total		$1,943,300			$9,399,047

	* Risk Exposure to Fund
	Commodity Contracts	$896,472			$1,940,744
	Equity Contracts	–			113,151
		$896,472			$2,053,895

ALPS Real Asset Income Fund(a)
Equity Contracts (Written Options)	N/A	N/A	Written options, at value		$134
Total		N/A			$134

ALPS | Westport Resources Hedged High Income Fund
Futures Contracts*	Receivable for variation margin	N/A	Payable for variation margin		$28,783
Interest Rate Contracts (Credit Defualt Swap Contracts)	Unrealized appreciation on credit default swap contracts	N/A	Unrealized depreciation on credit default swap contracts		10,674
Total		N/A			$39,457

	* Risk Exposure to Fund
	Equity Contracts	$–			$28,783
		$–			$28,783

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund and the ALPS Real Asset Income Fund use consolidated statements of assets and liabilities.
(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the consolidated statement of investments.

185 | October 31, 2014

Notes to Financial Statements
October 31, 2014

The effect of derivatives instruments on the Statement of Operations for the Fiscal Periods Ended October 31, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized (depreciation) on investments	$(1,193,105)	$(1,508,088)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	557,104	182,393
Futures Contracts*	Net realized gain on futures contracts/Net change in unrealized (depreciation) on futures contracts	303,684	(1,130,003)
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized (depreciation) on total return swap contracts	(21,272,562)	(10,250,858)
Total		$(21,604,879)	$(12,706,556)

	*Risk Exposure to Fund
	Commodity Contracts	$(172,956)	$(1,715,512)
	Currency Contracts	(249)	–
	Equity Contracts	476,889	585,509
		$303,684	$(1,130,003)

ALPS Real Asset Income Fund(a)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	2,135	417
Total		$2,315	$417

ALPS | Red Rocks Listed Private Equity Fund
Equity Contracts (Rights and Warrants)	Net realized gain on investments/Net change in unrealized appreciation/depreciation on investments	$65,762	N/A
Total		$65,762	N/A

ALPS | Westport Resources Hedged High Income Fund
Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	(61,854)	(28,783)
Interest Rate Contracts (Credit Defualt Swap Contracts)	Net realized loss on credit defualt swap contracts/Net change in unrealized depreciation on credit default swap contracts	(1,944)	(10,674)
Total		$(63,798)	$(39,457)

	*Risk Exposure to Fund
	Fixed Income Contracts	$(61,854)	$(28,783)
		$(61,854)	$(28,783)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund and the ALPS Real Asset Income Fund use consolidated statements of operations.

186 | October 31, 2014

Notes to Financial Statements
October 31, 2014

The effect of derivatives instruments on the Consolidated Statement of Operations for the Fiscal Year Ended April 30, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized appreciation on investments	$(954,105)	$(1,098,556)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	240,680	65,128
Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(7,044,122)	1,887,507
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	6,067,345	9,186,316
Total		$(1,690,192)	$12,237,507

	*Risk Exposure to Fund
	Commodity Contracts	$(2,551,041)	$2,164,271
	Currency Contracts	(16,007)	–
	Equity Contracts	(4,499,724)	(276,764)
	Fixed Income Contracts	22,660	–
		$(7,044,112)	$1,887,507

ALPS | Kotak India Growth Fund(a)
Futures Contracts (Equity Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$10,181	$–
Total		$10,181	$–

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2014:

Offsetting of Derivatives Asset
October 31, 2014

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabiltities	Net Amounts Presented in the Statement of Assets and Liabiltities	Financial Instruments (a)	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$324,228	$–	$324,228	$(324,228)	$–	$–
Total	$324,228	$–	$324,228	$(324,228)	$–	$–

187 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Offsetting of Derivatives Liability
October 31, 2014

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$6,406,192	$–	$6,406,192	$(4,502,685)	$(1,903,507)	$–
Total	$6,406,192	$–	$6,406,192	$(4,502,685)	$(1,903,507)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the Fiscal Periods Ended October 31, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$94,908	$–	$828,416
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	–	–	–
ALPS | Kotak India Growth Fund	–	–	–
ALPS Real Asset Income Fund	120,860	–	–
ALPS | Red Rocks Listed Private Equity Fund	–	–	–
ALPS | Sterling ETF Tactical Rotation Fund	–	–	–
ALPS | Westport Resources Hedged High Income Fund	833,792	–	–
ALPS | WMC Disciplined Value Fund	–	–	–
Clough China Fund	–	–	–
RiverFront Conservative Income Builder Fund	35,707	–	–
RiverFront Dynamic Equity Income Fund	355,945	–	–
RiverFront Global Allocation Fund	–	–	–
RiverFront Global Growth Fund	–	–	–
RiverFront Moderate Growth & Income Fund	860,964	–	–

The tax character of distributions paid by the Funds for the Year Ended April 30, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$227,947	$–	$235,856
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	–	–	–
ALPS | Kotak India Growth Fund	9,601	–	–
ALPS | Red Rocks Listed Private Equity Fund	23,299,948	–	–
ALPS | WMC Disciplined Value Fund	1,909,564	222,794	–
Clough China Fund	699,998	–	–
RiverFront Conservative Income Builder Fund	137,318	–	–
RiverFront Dynamic Equity Income Fund	983,577	1,181,243	–
RiverFront Global Allocation Fund	602,677	348,551	–
RiverFront Global Growth Fund	1,466,563	5,048,799	–
RiverFront Moderate Growth & Income Fund	3,583,646	3,525,177	–

188 | October 31, 2014

Notes to Financial Statements
October 31, 2014

The tax character of distributions paid by the Funds for the Fiscal Year or Periods Ended April 30, 2013 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$–	$–	$49,338
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	–	–	1,317,510
ALPS | Kotak India Growth Fund	–	–	–
ALPS | Red Rocks Listed Private Equity Fund	3,300,025	–	–
ALPS | WMC Disciplined Value Fund	890,012	–	–
Clough China Fund	100,016	–	–
RiverFront Conservative Income Builder Fund	16,480	–	–
RiverFront Dynamic Equity Income Fund	511,037	–	–
RiverFront Global Allocation Fund	250,390	–	–
RiverFront Global Growth Fund	802,738	–	–
RiverFront Moderate Growth & Income Fund	1,511,757	–	–

Components of Distributable Earnings on a Tax Basis: At October 31, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related exchange-traded funds, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

For the Fiscal Periods Ended October 31, 2014, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$(21,466,775)	$381,120	$21,085,655
ALPS | Kotak India Growth Fund	1	85,518	(85,519)
ALPS Real Asset Income Fund	(69,425)	56,722	12,703
ALPS | Red Rocks Listed Private Equity Fund	1	5,608,155	(5,608,156)
ALPS | Sterling ETF Tactical Rotation Fund	(7,475)	7,475	–
ALPS | Westport Resources Hedged High Income Fund	(65,105)	69,954	(4,849)
ALPS | WMC Disciplined Value Fund	–	43,052	(43,052)
Clough China Fund	–	(677)	677
RiverFront Conservative Income Builder Fund	–	–	–
RiverFront Dynamic Equity Income Fund	–	–	–
RiverFront Global Allocation Fund	–	–	–
RiverFront Global Growth Fund	–	–	–
RiverFront Moderate Growth & Income Fund	(152)	152	–

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Fund	Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$250,689

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$1,912,384	$(8,165,118)	$(25,881)	$(24,684,916)	$(30,963,531)
ALPS | Kotak India Growth Fund	422,782	245,186	–	2,764,791	3,432,759
ALPS Real Asset Income Fund	18,835	587	(47)	180,385	199,760
ALPS | Red Rocks Listed Private Equity Fund	15,480,099	1,395,427	(1,264,670)	28,721,023	44,331,879

189 | October 31, 2014

Notes to Financial Statements
October 31, 2014

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
ALPS | Sterling ETF Tactical Rotation Fund	$21,251	$(148,421)	$–	$238,986	$111,816
ALPS | Westport Resources Hedged High Income Fund	105,398	–	39,457	(599,324)	(454,469)
ALPS | WMC Disciplined Value Fund	1,446,690	4,778,156	–	33,672,191	39,897,037
Clough China Fund	1,748,992	1,612,835	–	12,816,833	16,178,660
RiverFront Conservative Income Builder Fund	121,604	95,411	–	144,896	361,911
RiverFront Dynamic Equity Income Fund	748,259	1,736,857	–	3,989,045	6,474,161
RiverFront Global Allocation Fund	606,181	2,042,500	–	2,200,901	4,849,582
RiverFront Global Growth Fund	1,513,698	5,687,960	–	5,529,286	12,730,944
RiverFront Moderate Growth & Income Fund	2,614,120	4,753,582	–	7,052,869	14,420,571

Capital Losses: As of October 31, 2014 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each fund in tax years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Capital loss carryovers utilized during the Fiscal Period Ended October 31, 2014, were:

Fund	Amount
ALPS | Kotak India Growth Fund	$147,278

Post-Enactment Capital Losses*:

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$5,494,259	$2,670,859
ALPS | Red Rocks Listed Private Equity Fund	35,975	–
ALPS | Sterling ETF Tactical Rotation Fund	148,421	–

*

Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any election for late year capital loss (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
ALPS | Alerian MLP Infrastructure Index Fund	$3,264,492	$(148,880)	$–	$3,115,612	$21,509,637
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	31,273,983	(48,961,115)	(6,997,784)	(24,684,916)	444,589,099
ALPS | Kotak India Growth Fund	2,892,778	(127,733)	(254)	2,764,791	12,652,912
ALPS Real Asset Income Fund	268,212	(88,158)	331	180,385	3,213,441
ALPS | Red Rocks Listed Private Equity Fund	46,011,321	(17,276,375)	(13,923)	28,721,023	442,194,662
ALPS | Sterling ETF Tactical Rotation Fund	239,812	(826)	–	238,986	13,148,672

190 | October 31, 2014

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October 31, 2014

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
ALPS | Westport Resources Hedged High Income Fund	$261,449	$(820,232)	$(40,541)	$(599,324)	$23,860,876
ALPS | WMC Disciplined Value Fund	34,267,780	(595,589)	–	33,672,191	69,636,460
Clough China Fund	13,407,893	(594,070)	3,010	12,816,833	63,542,022
RiverFront Conservative Income Builder Fund	223,655	(78,759)	–	144,896	8,785,201
RiverFront Dynamic Equity Income Fund	4,915,755	(926,710)	–	3,989,045	64,444,637
RiverFront Global Allocation Fund	2,734,959	(534,058)	–	2,200,901	34,027,233
RiverFront Global Growth Fund	6,702,078	(1,172,792)	–	5,529,286	68,083,456
RiverFront Moderate Growth & Income Fund	8,513,360	(1,460,491)	–	7,052,869	129,194,778

Deferred Tax Liability for ALPS | Alerian MLP Infrastructure Index Fund

Since the ALPS | Alerian MLP Infrastructure Index Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Although the ALPS | Alerian MLP Infrastructure Index Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

The Fund’s income tax expense/(benefit) consists of the following:

October 31, 2014	Current	Deferred	Total

Federal	$6,396	$421,789	$428,185
State	262	19,945	20,207

Total tax expense	$6,658	$441,734	$448,392

April 30, 2014	Current	Deferred	Total

Federal	$2,990	$424,574	$427,564
State	313	27,710	28,023

Total tax expense	$3,303	$452,284	$455,587

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2014

Non-current Deferred tax assets:
Net Operating Loss Carryforward	$–
Capital Loss Carryforward	–
Other	–
Less Non-current Deferred tax liabilities:
Net unrealized gain on investment securities	(1,121,336)
Other	1,370

Net Deferred tax liability	$(1,119,966)

191 | October 31, 2014

Notes to Financial Statements
October 31, 2014

As of April 30, 2014

Non-current Deferred tax assets:
Net Operating Loss Carryforward	$50,348
Capital Loss Carryforward	–
Other	–
Less Non-current Deferred tax liabilities:
Net unrealized gain on investment securities	(725,059)
Other	(3,518)

Net Deferred tax liability	$(678,230)

Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Cash distributions from MLPs to the ALPS | Alerian MLP Infrastructure Index Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

For the Fiscal Period Ended October 31, 2014

Income tax expense at statutory rate	$431,788
State income taxes (net of federal benefit)	24,966
Permanent differences, net	–
Change in estimated state referral rate	(5,005)
Other	(3,357)

Net income tax expense	$448,392

For the Fiscal Year Ended April 30, 2014

Income tax expense at statutory rate	$429,409
State income taxes (net of federal benefit)	28,544
Permanent differences, net	(1,968)
Change in estimated state referral rate	(232)
Other	(167)

Net income tax expense	$455,587

192 | October 31, 2014

Notes to Financial Statements
October 31, 2014

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

October 31, 2014
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

April 30, 2014
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Fund had no accrued penalties or interest for the Fiscal Period Ended October 31, 2014.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The Fund’s initial tax year will be for the period ended October 31, 2013 and this period remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Fiscal Period Ended October 31, 2014 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities

ALPS | Alerian MLP Infrastructure Index Fund	$11,374,045	$1,363,744
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	61,915,287	32,105,669
ALPS | Kotak India Growth Fund(b)	7,544,174	3,214,685
ALPS Real Asset Income Fund(c)	3,235,712	372,181
ALPS | Red Rocks Listed Private Equity Fund	133,036,058	48,766,366
ALPS | Sterling ETF Tactical Rotation Fund	22,913,730	10,001,072
ALPS | Westport Resources Hedged High Income Fund	44,506,830	21,040,479
ALPS | WMC Disciplined Value Fund	13,078,491	19,285,712
Clough China Fund	54,902,218	59,427,130
RiverFront Conservative Income Builder Fund	4,655,527	2,467,699
RiverFront Dynamic Equity Income Fund	37,984,932	28,597,342
RiverFront Global Allocation Fund	17,892,488	16,179,169
RiverFront Global Growth Fund	37,303,719	35,415,982
RiverFront Moderate Growth & Income Fund	61,271,493	55,003,354

193 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Purchases and sales of U.S. Government Obligations during the Fiscal Period Ended October 31, 2014 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$93,005,706	$11,652,040

(a)

Purchases and Sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and Sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).
(c)	Purchases and Sales for ALPS Real Asset Income Fund are consolidated and include the balances of ALPS Real Asset Core Commodity Managment Cayman Trust. (wholly owned subsidiary)

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. In addition, shares redeemed within 30 days of purchase for the ALPS | Sterling ETF Tactical Rotation Fund may incur a 1% short-term redemption fee. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS Real Asset Income Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Disciplined Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund, and RiverFront Moderate Growth & Income Fund shares do not incur redemption fees.

For the Fiscal Period Ended October 31, 2014, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Fiscal Periods Ended October 31, 2014	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	$2,815	$28,999	$17,040
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	19	55	186
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	5,450	15,328	10,053
ALPS | Kotak India Growth Fund - Class A	346	1,100	393
ALPS | Kotak India Growth Fund - Class C	142	–	–
ALPS | Kotak India Growth Fund - Class I	402	–	196
ALPS | Red Rocks Listed Private Equity Fund - Class A	23,046	15,705	15,999
ALPS | Red Rocks Listed Private Equity Fund - Class C	1,464	472	228
ALPS | Red Rocks Listed Private Equity Fund - Class I	37,095	46,273	9,757
ALPS | Red Rocks Listed Private Equity Fund - Class R	1,022	–	–
ALPS | Sterling ETF Tactical Rotation Fund - Class A	98	–	–
Clough China Fund - Class A	1,558	9,336	564
Clough China Fund - Class C	12	145	2
Clough China Fund - Class I	905	7,776	22,029

194 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Transactions in shares of capital stock were as follows:

	ALPS | Alerian MLP Infrastructure Index Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013

Class A
Shares sold	288,018	840,863	82,771
Dividends reinvested	37,693	22,014	806
Shares redeemed	(119,831)	(214,096)	(1)

Net increase in shares outstanding	205,880	648,781	83,576

Class C
Shares sold	301,736	307,622	50,001
Dividends reinvested	15,834	5,355	758
Shares redeemed	(21,671)	(56,783)	(1)

Net increase in shares outstanding	295,899	256,194	50,758

Class I
Shares sold	448,719	149,751	200,001
Dividends reinvested	19,256	10,785	3,031
Shares redeemed	(15,903)	(229,611)	(1)

Net increase/(decrease) in shares outstanding	452,072	(69,075)	203,031

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	2,009,784	7,651,538	8,530,181
Dividends reinvested	–	–	38,287
Shares redeemed	(8,184,764)	(7,315,182)	(6,220,651)

Net increase/(decrease) in shares outstanding	(6,174,980)	336,356	2,347,817

Class C
Shares sold	325,208	566,736	806,811
Dividends reinvested	–	–	4,974
Shares redeemed	(297,385)	(1,145,365)	(549,258)

Net increase/(decrease) in shares outstanding	27,823	(578,629)	262,527

Class I
Shares sold	21,543,668	22,908,918	14,771,425
Dividends reinvested	–	–	52,410
Shares redeemed	(4,926,582)	(16,450,540)	(4,279,108)

Net increase in shares outstanding	16,617,086	6,458,378	10,544,727

195 | October 31, 2014

Notes to Financial Statements
October 31, 2014

	ALPS | Kotak India Growth Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	237,553	276,089	358,458
Dividends reinvested	–	–	–
Shares redeemed	(339,968)	(248,518)	(156,778)

Net increase/(decrease) in shares outstanding	(102,415)	27,571	201,680

Class C
Shares sold	46,251	41,102	58,597
Dividends reinvested	–	–	–
Shares redeemed	(19,484)	(50,514)	(13,079)

Net increase/(decrease) in shares outstanding	26,767	(9,412)	45,518

Class I
Shares sold	526,457	36,244	86,660
Dividends reinvested	–	964	–
Shares redeemed	(46,610)	(68,589)	(56,376)

Net increase/(decrease) in shares outstanding	479,847	(31,381)	30,284

ALPS Real Asset Income Fund
For the Period November 30, 2013 (Commencement) to October 31, 2014

Class A
Shares sold	75,662
Dividends reinvested	1,846
Shares redeemed	(2,776)

Net increase in shares outstanding	74,732

Class C
Shares sold	50,003
Dividends reinvested	1,487
Shares redeemed	(3)

Net increase in shares outstanding	51,487

Class I
Shares sold	213,429
Dividends reinvested	7,745
Shares redeemed	(3)

Net increase in shares outstanding	221,171

196 | October 31, 2014

Notes to Financial Statements
October 31, 2014

	ALPS | Red Rocks Listed Private Equity Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	8,719,848	15,978,340	5,739,840
Dividends reinvested	–	1,603,325	248,170
Shares redeemed	(7,255,050)	(5,633,930)	(6,914,956)

Net increase/(decrease) in shares outstanding	1,464,798	11,947,735	(926,946)

Class C
Shares sold	1,066,330	1,074,269	237,926
Dividends reinvested	–	55,528	6,033
Shares redeemed	(179,224)	(88,700)	(116,850)

Net increase in shares outstanding	887,106	1,041,097	127,109

Class I
Shares sold	14,082,200	14,171,110	11,839,555
Dividends reinvested	–	657,933	127,149
Shares redeemed	(5,365,813)	(8,859,864)	(5,867,506)

Net increase in shares outstanding	8,716,387	5,969,179	6,099,198

Class R
Shares sold	75,154	56,083	29,401
Dividends reinvested	–	3,972	178
Shares redeemed	(13,616)	(8,484)	(5,330)

Net increase in shares outstanding	61,538	51,570	24,249

ALPS | Sterling ETF Tactical Rotation Fund
For the Period July 1, 2014 (Commencement) to October 31, 2014

Class A
Shares sold	536,342
Dividends reinvested	–
Shares redeemed	(8,719)

Net increase in shares outstanding	527,623

Class C
Shares sold	54,102
Dividends reinvested	–
Shares redeemed	(816)

Net increase in shares outstanding	53,286

Class I
Shares sold	747,556
Dividends reinvested	–
Shares redeemed	(12,420)

Net increase in shares outstanding	735,136

197 | October 31, 2014

Notes to Financial Statements
October 31, 2014

ALPS | Westport Resources Hedged High Income Fund
For the Period January 4, 2014 (Commencement) to October 31, 2014

Class A
Shares sold	434,199
Dividends reinvested	8,382
Shares redeemed	(17,428)

Net increase in shares outstanding	425,153

Class C
Shares sold	171,830
Dividends reinvested	3,301
Shares redeemed	(14,038)

Net increase in shares outstanding	161,093

Class I
Shares sold	1,999,490
Dividends reinvested	44,725
Shares redeemed	(124,519)

Net increase in shares outstanding	1,919,696

	ALPS | WMC Disciplined Value Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	12,637	222,748	237,314
Dividends reinvested	–	100,951	53,334
Shares redeemed	(212,255)	(381,282)	(620,571)

Net decrease in shares outstanding	(199,618)	(57,583)	(329,923)

Class C
Shares sold	9,584	2,541	653
Dividends reinvested	–	187	57
Shares redeemed	–	(1,585)	–

Net increase in shares outstanding	9,584	1,143	710

Class I
Shares sold	139,366	475,904	596,565
Dividends reinvested	–	85,611	44,131
Shares redeemed	(423,706)	(751,779)	(815,605)

Net decrease in shares outstanding	(284,340)	(190,264)	(174,909)

198 | October 31, 2014

Notes to Financial Statements
October 31, 2014

	Clough China Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	146,054	620,113	403,248
Dividends reinvested	–	17,364	1,259
Shares redeemed	(351,151)	(658,438)	(537,081)

Net decrease in shares outstanding	(205,097)	(20,961)	(132,574)

Class C
Shares sold	40,370	192,333	129,593
Dividends reinvested	–	983	–
Shares redeemed	(71,486)	(239,921)	(190,104)

Net decrease in shares outstanding	(31,116)	(46,605)	(60,511)

Class I
Shares sold	356,849	791,750	1,926,116
Dividends reinvested	–	7,137	912
Shares redeemed	(275,489)	(404,998)	(2,279,485)

Net increase/(decrease) in shares outstanding	81,360	393,889	(352,457)

	RiverFront Conservative Income Builder Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Period September 4, 2014 (Commencement) to April 30, 2013

Class A
Shares sold	20,788	51,708	57,836
Dividends reinvested	339	827	47
Shares redeemed	(22,586)	(8,730)	–

Net increase/(decrease) in shares outstanding	(1,459)	43,805	57,883

Class C
Shares sold	113,010	237,894	215,910
Dividends reinvested	1,180	6,490	250
Shares redeemed	(30,896)	(78,476)	(658)

Net increase in shares outstanding	83,294	165,908	215,502

Class I
Shares sold	170,292	188,828	74,254
Dividends reinvested	1,236	3,830	1,217
Shares redeemed	(36,589)	(132,582)	(5,954)

Net increase in shares outstanding	134,939	60,076	69,517

199 | October 31, 2014

Notes to Financial Statements
October 31, 2014

	RiverFront Dynamic Equity Income Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	298,200	601,943	281,177
Dividends reinvested	7,788	36,711	11,503
Shares redeemed	(173,465)	(113,937)	(264,787)

Net increase in shares outstanding	132,523	524,717	27,893

Class C
Shares sold	543,597	859,238	407,618
Dividends reinvested	6,068	65,716	16,294
Shares redeemed	(232,754)	(241,047)	(331,282)

Net increase in shares outstanding	316,911	683,907	92,630

Class I
Shares sold	268,460	794,021	459,512
Dividends reinvested	10,588	54,114	14,180
Shares redeemed	(83,369)	(291,301)	(230,931)

Net increase in shares outstanding	195,679	556,834	242,760

	RiverFront Global Allocation Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	53,535	145,922	276,072
Dividends reinvested	–	21,838	8,077
Shares redeemed	(117,670)	(157,419)	(126,146)

Net increase/(decrease) in shares outstanding	(64,135)	10,341	158,003

Class C
Shares sold	131,314	460,035	224,493
Dividends reinvested	–	26,360	6,887
Shares redeemed	(131,094)	(164,939)	(328,407)

Net increase/(decrease) in shares outstanding	220	321,456	(97,027)

Class I
Shares sold	247,340	357,419	394,681
Dividends reinvested	–	24,973	6,276
Shares redeemed	(74,901)	(126,577)	(159,373)

Net increase in shares outstanding	172,439	255,815	241,585

200 | October 31, 2014

Notes to Financial Statements
October 31, 2014

	RiverFront Global Growth Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	274,216	711,148	449,097
Dividends reinvested	–	73,149	8,021
Shares redeemed	(270,395)	(279,502)	(276,448)

Net increase in shares outstanding	3,821	504,795	180,670

Class C
Shares sold	71,276	332,183	171,120
Dividends reinvested	–	60,174	5,393
Shares redeemed	(83,298)	(114,858)	(202,053)

Net increase/(decrease) in shares outstanding	(12,022)	277,499	(25,540)

Class I
Shares sold	141,152	312,894	272,611
Dividends reinvested	–	75,213	5,552
Shares redeemed	(54,618)	(135,371)	(207,050)

Net increase in shares outstanding	86,534	252,736	71,113

Class L
Shares sold	91,284	208,438	206,678
Dividends reinvested	–	156,519	27,327
Shares redeemed	(157,229)	(297,731)	(511,817)

Net increase/(decrease) in shares outstanding	(65,945)	67,226	(277,812)

Investor Class
Shares sold	4,306	17,783	16,623
Dividends reinvested	–	52,483	8,789
Shares redeemed	(49,732)	(138,604)	(167,484)

Net decrease in shares outstanding	(45,426)	(68,338)	(142,073)

	RiverFront Moderate Growth & Income Fund
	For the Fiscal Period Ended October 31, 2014(a)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Class A
Shares sold	346,863	929,036	1,025,931
Dividends reinvested	15,435	131,056	40,069
Shares redeemed	(679,187)	(964,205)	(467,697)

Net increase/(decrease) in shares outstanding	(316,889)	95,887	598,303

Class C
Shares sold	637,442	1,598,320	1,700,686
Dividends reinvested	18,215	231,095	44,339
Shares redeemed	(442,477)	(1,075,044)	(792,564)

Net increase in shares outstanding	213,180	754,371	952,461

Class I
Shares sold	536,778	1,406,353	1,805,781
Dividends reinvested	26,841	171,628	35,557
Shares redeemed	(255,089)	(642,198)	(795,302)

Net increase in shares outstanding	308,530	935,783	1,046,036

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

201 | October 31, 2014

Notes to Financial Statements
October 31, 2014

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the Fiscal Period Ended October 31, 2014 were as follows:

RiverFront Conservative Income Builder
Security Name	Share Balance May 1, 2014	Purchases	Sales	Share Balance October 31, 2014	Dividend Income	Realized Loss	Market Value October 31, 2014
RiverFront Strategic Income Fund	19,045	15,477	416	34,106	$10,210	$(42)	$854,696
					$10,210	$(42)	$854,696

RiverFront Dynamic Equity Income Fund
Security Name	Share Balance May 1, 2014	Purchases	Sales	Share Balance October 31, 2014	Dividend Income	Realized Loss	Market Value October 31, 2014
RiverFront Strategic Income Fund	125,419	21,005	4,042	142,382	$54,010	$(2,968)	$3,568,093
					$54,010	$(2,968)	$3,568,093

RiverFront Global Allocation Fund
Security Name	Share Balance May 1, 2014	Purchases	Sales	Share Balance October 31, 2014	Dividend Income	Realized Loss	Market Value October 31, 2014
RiverFront Strategic Income Fund	73,453	3,591	58,280	18,764	$25,735	$(14,540)	$470,226
					$25,735	$(14,540)	$470,226

RiverFront Moderate Growth & Income Fund
Security Name	Share Balance May 1, 2014	Purchases	Sales	Share Balance October 31, 2014	Dividend Income	Realized Loss	Market Value October 31, 2014
RiverFront Strategic Income Fund	383,662	106,292	–	489,954	$171,796	$–	$12,278,247
					$171,796	$–	$12,278,247

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”), subject to the authority of the Board, is responsible for the overall management of the Funds listed below. AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS Real Asset Income Fund(a)	RREEF America LLC
CoreCommodity Management, LLC
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC
ALPS | Sterling ETF Tactical Rotation Fund	Sterling Global Strategies LLC
ALPS | WMC Disciplined Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP

202 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Fund Sub-Advisor(s)
RiverFront Conservative Income Builder Fund	RiverFront Investment Group, LLC
RiverFront Dynamic Equity Income Fund	RiverFront Investment Group, LLC
RiverFront Global Allocation Fund	RiverFront Investment Group, LLC
RiverFront Global Growth Fund	RiverFront Investment Group, LLC
RiverFront Moderate Growth & Income Fund	RiverFront Investment Group, LLC

(a)

AAI has delegated daily management of the ALPS Real Asset Income Fund to RREEF America LLC (“RREEF”) with respect to the Global Infrastructure Strategy, and CoreCommodity Management, LLC (“CoreCommodity”) with respect to the Commodity Strategy.

AAI and Westport Resources Management, Inc. (“Westport Resources”) (“collectively the “Westport Co-Advisors”), subject to the authority of the Board, serve as co-investment advisors for the ALPS | Westport Resources Hedged High Income Fund (the “Westport Fund”). AAI provides fund administration services and other portfolio support services and compliance monitoring for the Westport Fund. Westport Resources manages the Fund’s investment program and selects, subject to the approval of the Board, sub-advisors to the Fund. Westport Resources and the Trust have entered into sub-advisory agreements with respect to the Fund with three Sub-Advisors (the “Westport Sub-Advisors”), Concise Capital Management, LP, Amundi Smith Breeden LLC, and Sound Point Capital Management, L.P., to manage a portion of the Fund’s assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Alerian MLP Infrastructure Index Fund	0.70%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS Real Asset Income Fund	0.80%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | Sterling ETF Tactical Rotation Fund	0.95%
ALPS | WMC Disciplined Value Fund	0.95%(a)
Clough China Fund	1.35%
RiverFront Conservative Income Builder Fund	0.85%
RiverFront Dynamic Equity Income Fund	0.85%
RiverFront Global Allocation Fund	0.85%
RiverFront Global Growth Fund	0.85%
RiverFront Moderate Growth & Income Fund	0.85%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Pursuant to the Investment Advisory Agreement between the Westport Fund and AAI, the Westport Fund pays AAI an annual management fee of the greater of (i) 0.20%, based on the Westport Fund’s average daily net assets, or (ii) $150,000. Pursuant to the Investment Advisory Agreement between the Westport Fund and Westport Resources, the Westport Fund pays Westport Resources an annual management fee of 1.50% based on the Westport Fund’s average daily net assets. The management fee for each Advisory Agreement is paid on a monthly basis. The Westport Sub-Advisors will be engaged to manage the investments of the Westport Fund according to the its investment objective, policies and limitations and any investment guidelines established by the Westport Co-Advisors and the Board. Westport Resources will pay the Westport Sub-Advisors out of the advisory fee paid to it pursuant to the Westport Resources Advisory Agreement.

203 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | Sterling ETF Tactical Rotation Fund	All Asset Levels	0.60%
ALPS | WMC Disciplined Value Fund	First $250 Million	0.50%
	$250 Million - $500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.60%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.60%
RiverFront Global Allocation Fund	All Asset Levels	0.60%
RiverFront Global Growth Fund	All Asset Levels	0.60%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.60%

For the ALPS Real Asset Income Fund, pursuant to an Investment Sub-advisory Agreement with RREEF, AAI pays RREEF an annual sub-advisory management fee of 0.55% based on the Fund’s average daily net assets allocated to RREEF. Pursuant to an Investment Sub-advisory Agreement with CoreCommodity, AAI pays CoreCommodity an annual sub-advisory management fee of 0.65% based on the Fund’s average daily net assets allocated to CoreCommodity. Each sub-advisory management fee is paid on a monthly basis. AAI is required to pay all fees due to the Sub-advisors out of the management fee AAI receives from the Fund.

The Advisor(s) and each Sub-Advisor have contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees (except Clough China Class A and Class C shares), shareholder service fees (except Clough China Class A shares and Class C shares), acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below. These agreements are reevaluated on an annual basis based on the terms disclosed below.

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement
ALPS | Alerian MLP Infrastructure Index Fund	0.85%	0.85%	0.85%	N/A	N/A	N/A	12/31/2012 - 8/31/2014 & 9/1/2014 - 8/31/2015
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.15%	N/A	N/A	N/A	9/11/2013 - 9/11/2015
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	N/A	N/A	N/A	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015
ALPS Real Asset Income Fund	1.00%	1.00%	1.00%	N/A	N/A	N/A	11/29/2013 - 2/28/2015
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	N/A	N/A	1.25%	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015
ALPS | Sterling ETF Tactical Rotation Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	6/30/2014 - 2/29/2016
ALPS | Westport Resources Hedged High Income Fund	1.99%	1.99%	1.99%	N/A	N/A	N/A	12/19/2013 - 8/31/2015
ALPS | WMC Disciplined Value Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015
Clough China Fund	1.95%	2.70%	1.70%	N/A	N/A	N/A	9/1/2013 -8/31/2014 & 9/1/2014 - 8/31/2015
RiverFront Conservative Income Builder Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015
RiverFront Dynamic Equity Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015

204 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement
RiverFront Global Allocation Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015
RiverFront Global Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	N/A	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015
RiverFront Moderate Growth & Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2013 - 8/31/2014 & 9/1/2014 - 8/31/2015

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. Clough China Fund is not obligated to pay any such waived or reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived or reimbursed. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS Real Asset Income Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income, ALPS | WMC Disciplined Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund are not obligated to pay any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. At October 31, 2014, the Advisor(s) and Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 4/30/15		Expires 10/31/15		Expires 4/30/16	Expires 4/30/17	Expires 10/31/17	Total
ALPS | Alerian MLP Infrastructure Index Fund - Class A	$	N/A	$	N/A	$9,499	$95,994	$48,763	$154,256
ALPS | Alerian MLP Infrastructure Index Fund - Class C		N/A		N/A	9,045	28,674	24,506	62,225
ALPS | Alerian MLP Infrastructure Index Fund - Class I		N/A		N/A	36,196	38,321	23,256	97,773
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A		92,408		N/A	91,338	55,147	5,093	243,986
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C		22,973		N/A	17,117	9,066	1,738	50,894
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I		132,927		N/A	21,636	30,311	11,487	196,361
ALPS | Kotak India Growth Fund - Class A		162,829		N/A	188,194	198,350	81,178	630,551
ALPS | Kotak India Growth Fund - Class C		55,637		N/A	37,562	38,130	16,958	148,287
ALPS | Kotak India Growth Fund - Class I		156,766		N/A	121,202	87,957	78,795	444,720
ALPS Real Asset Income Fund – Class A		N/A		N/A	N/A	N/A	51,445	51,445
ALPS Real Asset Income Fund – Class C		N/A		N/A	N/A	N/A	46,721	46,721
ALPS Real Asset Income Fund – Class I		N/A		N/A	N/A	N/A	191,995	191,995
ALPS | Red Rocks Listed Private Equity Fund - Class A		46,849		N/A	11,372	N/A	N/A	58,221
ALPS | Red Rocks Listed Private Equity Fund - Class C		N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class I		N/A		N/A	14,669	N/A	N/A	14,669
ALPS | Red Rocks Listed Private Equity Fund - Class R		N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Sterling ETF Tactical Rotation Fund – Class A		N/A		N/A	N/A	N/A	15,562	15,562
ALPS | Sterling ETF Tactical Rotation Fund – Class C		N/A		N/A	N/A	N/A	7,752	7,752
ALPS | Sterling ETF Tactical Rotation Fund – Class I		N/A		N/A	N/A	N/A	53,715	53,715
ALPS | Westport Resources Hedged High Income – Class A		N/A		N/A	N/A	N/A	33,823	33,823
ALPS | Westport Resources Hedged High Income – Class C		N/A		N/A	N/A	N/A	14,345	14,345
ALPS | Westport Resources Hedged High Income – Class I		N/A		N/A	N/A	N/A	188,185	188,185
ALPS | WMC Disciplined Value Fund - Class A		76,957		N/A	50,013	39,957	25,559	192,486
ALPS | WMC Disciplined Value Fund - Class C		35		N/A	90	81	74	280
ALPS | WMC Disciplined Value Fund - Class I		50,344		N/A	36,903	31,790	18,931	137,968

205 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Fund	Expires 4/30/15	Expires 10/31/15	Expires 4/30/16		Expires 4/30/17		Expires 10/31/17		Total
Clough China Fund - Class A	$40,594	$17,210	$	N/A	$	N/A	$	N/A	$57,804
Clough China Fund - Class C	18,643	9,617		N/A		N/A		N/A	28,260
Clough China Fund - Class I	40,939	22,406		N/A		N/A		N/A	63,345
RiverFront Conservative Income Builder Fund - Class A	N/A	N/A		6,224		14,608		6,814	27,646
RiverFront Conservative Income Builder Fund - Class C	N/A	N/A		38,763		50,536		28,317	117,616
RiverFront Conservative Income Builder Fund - Class I	N/A	N/A		21,584		23,541		11,336	56,461
RiverFront Dynamic Equity Income Fund - Class A	28,156	N/A		25,434		28,302		20,436	102,328
RiverFront Dynamic Equity Income Fund - Class C	50,238	N/A		54,152		55,724		35,936	196,050
RiverFront Dynamic Equity Income Fund - Class I	22,483	N/A		29,280		39,925		24,440	116,128
RiverFront Global Allocation Fund - Class A	34,374	N/A		32,881		31,141		15,480	113,876
RiverFront Global Allocation Fund - Class C	52,289	N/A		44,218		41,816		26,510	164,833
RiverFront Global Allocation Fund - Class I	16,751	N/A		21,009		30,843		21,125	89,728
RiverFront Global Growth Fund - Class A	28,761	N/A		22,444		28,381		20,675	100,261
RiverFront Global Growth Fund - Class C	25,941	N/A		23,097		22,962		13,878	85,878
RiverFront Global Growth Fund - Class I	20,698	N/A		18,595		27,339		29,599	96,231
RiverFront Global Growth Fund - Class L	105,363	N/A		78,131		60,282		15,078	258,854
RiverFront Global Growth Fund - Investor Class	49,504	N/A		31,778		22,272		9,650	113,204
RiverFront Moderate Growth & Income Fund - Class A	31,744	N/A		49,603		52,042		25,024	158,413
RiverFront Moderate Growth & Income Fund - Class C	64,551	N/A		92,197		96,176		54,689	307,613
RiverFront Moderate Growth & Income Fund - Class I	21,391	N/A		38,570		55,830		33,901	149,692

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exemptive relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs.

Each Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Class A, Class C, Class R (ALPS | Red Rocks Listed Private Equity Fund only), and Investor Class (RiverFront Global Growth Fund only) shares. The Plan allows a Fund to use Class A, Class C, Class R and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, Class R and Investor Class shares and/or the provision of shareholder services to Class A, Class C, Class R and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C, Class R and Investor Class shares of a Fund, if any, as their funding medium and for related expenses. The Plan permits a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A and Investor Class shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

Because these fees are paid out of a Fund’s Class A, Class C, Class R and Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, Class R and Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges.

The ALPS | Alerian MLP Infrastructure Index Fund Class A and Class C shares, ALPS | Kotak India Growth Fund Class A and Class C shares, ALPS Real Asset Income Fund Class A and Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class A and Class C shares, ALPS | Sterling ETF Tactical Rotation Fund Class A and Class C shares, ALPS | Westport Resources Hedged High Income Fund Class A and Class C shares, ALPS | WMC Disciplined Value Fund Class C shares, Clough China Fund Class A and Class C shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A and Class C shares, RiverFront Conservative Income Builder Fund Class C shares, RiverFront Dynamic Equity Income Fund Class C shares, RiverFront Global Allocation Fund Class C shares, RiverFront Global Growth Fund Class C Shares, and the RiverFront Moderate Growth & Income Fund Class C shares have adopted a shareholder services plan (“Shareholder Services Plan”). Under the Shareholder Services Plan for each Fund, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating

206 | October 31, 2014

Notes to Financial Statements
October 31, 2014

Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for ALPS | Alerian MLP Infrastructure Index Fund Class A shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A shares, ALPS | Kotak India Growth Fund Class A shares, ALPS Real Asset Income Fund Class A shares, ALPS | Red Rocks Listed Private Equity Fund Class A shares, ALPS | Sterling ETF Tactical Rotation Fund Class A shares, and ALPS | Westport Resources Hedged High Income Fund Class A shares, and not to exceed 0.25% for the ALPS | Alerian MLP Infrastructure Index Fund Class C shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class C shares, ALPS | Kotak India Growth Fund Class C shares, ALPS Real Asset Income Fund Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class C shares, ALPS | Sterling ETF Tactical Rotation Fund Class C shares, ALPS | Westport Resources Hedged High Income Fund Class C shares, ALPS | WMC Disciplined Value Fund Class C shares, Clough China Fund Class C shares, RiverFront Conservative Income Builder Fund Class C shares, RiverFront Dynamic Equity Income Fund Class C shares, RiverFront Global Allocation Fund Class C shares, RiverFront Global Growth Fund Class C Shares, and the RiverFront Moderate Growth & Income Fund Class C shares of the average daily net asset value of the Class A shares and Class C shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assists in the Funds’ operations.

The Annual Administrative Fee is based on each Fund’s average daily net assets and will be billed monthly, at the following:

Fund	Average Daily Net Assets of the Fund	Annual Administrative Fee
ALPS | Alerian MLP Infrastructure Index Fund	All Asset Levels	0.10%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.10%(a)
ALPS | Kotak India Growth Fund	All Asset Levels	0.15%(b)
ALPS Real Asset Income Fund	All Asset Levels	0.05%(c)
ALPS | Red Rocks Listed Private Equity Fund	First $500 Million	0.08%
	$500 Million - $1 Billion	0.06%
	Over $1 Billion	0.04%
ALPS | Sterling ETF Tactical Rotation Fund	All Asset Levels	0.05%(b)
ALPS | Westport Resources Hedged High Income Fund	All Asset Levels	0.10%(d)
ALPS | WMC Disciplined Value Fund	All Asset Levels	0.15%
Clough China Fund	All Asset Levels	0.15%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.10%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.10%
RiverFront Global Allocation Fund	All Asset Levels	0.10%
RiverFront Global Growth Fund	All Asset Levels	0.10%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.10%

(a)	Subject to a minimum annual fee of $57,140.
(b)	Subject to a minimum annual fee of $100,000.
(c)	Subject to a minimum annual fee of $150,000.
(d)	Subject to a minimum annual fee of $50,000.

In addition to the Annual Administrative Fee paid to ALPS, ALPS Price MeadowsSM (“APM”), a division of ALPS, provides administration services to the CoreCommodity Management Cayman Commodity Fund Ltd. and receives an annual fee of $50,000 for such services.

207 | October 31, 2014

Notes to Financial Statements
October 31, 2014

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

208 | October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Disciplined Value Fund, Clough China Fund, ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income Fund, RiverFront Conservative Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Moderate Growth & Income Fund, eleven of the funds of Financial Investors Trust (the “Trust”), as of October 31, 2014, the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented (as to the Clough China Fund, the financial highlights for the six month period ended October 31, 2014, for each of the four years in the period ended April 30, 2014, and the period August 1, 2009 to April 30, 2010) (as to the RiverFront Global Growth Fund, the financial highlights for the six month period ended October 31, 2014, for each of the three years in the period ended April 30, 2014, for the period January 1, 2011 to April 30, 2011, and for the year ended December 31, 2010). We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated statements of investments, of ALPS | Kotak India Growth Fund, ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, and ALPS Real Asset Income Fund, three of the funds of the Trust, as of October 31, 2014, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights for these fourteen funds are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Clough China Fund for the year ended July 31, 2009 were audited by other auditors whose report, dated September 21, 2009, expressed an unqualified opinion on such financial highlights. The financial highlights of the RiverFront Global Growth Fund for the year ended December 31, 2009 were audited by other auditors whose report, dated February 26, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers, where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the fourteen funds constituting Financial Investors Trust as of October 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America (as to the Clough China Fund, the financial highlights for the six month period ended October 31, 2014, each of the four years in the period ended April 30, 2014, and the period August 1, 2009 to April 30, 2010) (as to the RiverFront Global Growth Fund, the financial highlights for the six month period ended October 31, 2014, each of the three years in the period ended April 30, 2014, the period January 1, 2011 to April 30, 2011, and for the year ended December 31, 2010).

DELOITTE & TOUCHE LLP

Denver, Colorado

December 23, 2014

209 | October 31, 2014

Additional Information
October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

Pursuant to Section 853(c) of the Internal Revenue Code, the Fund designates the following:

	Foreign Taxes Paid	Foreign Source Income
Clough China Fund	$ 148,544	$ 2,476,644

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

Clough China Fund

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the Sub-Advisory Agreement with Clough Capital Partners, LLC (“Clough Capital”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement, and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Clough Capital, the Trustees, including the Independent Trustees, considered the following factors with respect to the Clough China Fund (the “China Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the China Fund, to ALPS Advisors of 1.35% of the China Fund’s daily average net assets and (b) ALPS Advisors to Clough Capital of 0.90% of the China Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and Clough Capital to the China Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the China Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the annual advisory fees (after waivers) and the total expense ratios (after waivers) of 1.95%, 2.70% and 1.70% for Class A, Class C and Class I, respectively, of the China Fund, taking into account the contractual fee waivers in place through August 31, 2018 , though generally somewhat above the medians for their respective peer groups, are within a reasonable range of such peer group medians when considered in light of particular services provided to the China Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the China Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Clough Capital in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Clough Capital’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Clough Capital. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Clough Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the China Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Clough Capital’s management in connection with the China Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the China Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

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The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and Clough Capital at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and Clough Capital with respect to the China Fund.

China Fund Performance: The Trustees reviewed performance information for the China Fund and the predecessor fund of the China Fund (December 30, 2005 inception date) for the 1-year, 2-year, 3-year, 4-year and 5-year periods ended March 31, 2014. That review included a comparison of the China Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data. The Trustees noted the China Fund’s generally favorable longer-term performance over such periods ended March 31, 2014, compared against peer funds identified by an independent provider of investment company data. The Trustees also considered Clough Capital’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes, as well as Clough Capital’s overview of the China market, the economic outlook for investing in China and the potential effects of certain political and economic issues on trading in Chinese stocks.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees considered information provided by Clough Capital regarding fees charged to its closed-end investment company and private fund clients, noting Clough Capital’s statements regarding differences in trading strategies, activity levels and use of short sales and options. The Trustees received and considered a profitability analysis prepared by ALPS Advisors and by Clough Capital based on the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively. In assessing the profitability analysis, the Trustees noted that the China Fund’s total expense ratio (after waivers) and contractual advisory fee rate were was generally higher than, but within an acceptable range of the median of, comparable funds identified by an independent provider of investment company data. The Trustees considered that the China Fund was currently profitable to ALPS Advisors without the inclusion of distribution-related expenses, as well as the losses realized by Clough Capital in connection with the operation of the China Fund. The Trustees also considered Clough Capital’s statements regarding its continuing commitment to the China Fund despite these losses. The Board then reviewed ALPS Advisors’ and Clough Capital’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the China Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Clough Capital from their relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Clough Capital from their relationship with the China Fund, including whether soft-dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Clough Capital. In selecting ALPS Advisors and Clough Capital and approving the investment advisory and sub-advisory agreements and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Independent Trustees were advised by independent legal counsel throughout the process Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each agreement. The Trustees, including all of the Independent Trustees, concluded that:

•	the total expense ratio and contractual advisory fee rate payable by the China Fund were generally higher than, but within an acceptable range of, the median of others within such Fund’s peer group;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by Clough Capital under the Sub-Advisory Agreement were adequate;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Clough Capital’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable to Clough Capital by the Adviser ;

•

the performance of the China Fund was generally comparable to, or in some cases more favorable than, the longer-term performance of the funds in its performance peer universe selected by an independent provider of investment company data;

•

the future profit, if any, anticipated to be realized by ALPS Advisors and by Clough Capital in connection with the operation of the China Fund is not unreasonable, especially in light of the fee waiver agreement between the Trust and ALPS Advisors, and to the extent currently unprofitable, each of ALPS Advisors and Clough Capital remains committed to the China Fund; and

•	there were no material economies of scale or other benefits accruing to either ALPS Advisors or Clough Capital in connection with its relationship with the China Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that ALPS Advisors’ and Clough Capital’s compensation for investment advisory services is consistent with the best interests of the China Fund and its shareholders.

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ALPS | Red Rocks Listed Private Equity Fund

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the Sub-Advisory Agreement with Red Rocks Capital LLC (“Red Rocks”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement, and other related materials.

In renewing and approving the Investment Advisory and Management Agreement with ALPS Advisors and the Sub-Advisory Agreement with Red Rocks, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS/Red Rocks Listed Private Equity Fund (the “LPE Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the LPE Fund, to ALPS Advisors of 0.85% of the LPE Fund’s daily average net assets and (b) by ALPS Advisors to Red Rocks of 0.57% based on the LPE Fund’s average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and Red Rocks to the LPE Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board considered the information comparing the LPE Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the total expense ratio (after waivers, subject to certain exclusions) of 1.50% for Class A, 2.25% for Class C, 1.25% for Class I and 1.75% for Class R shares, respectively, of the LPE Fund, is comparable to others within such Fund’s peer group, and that the actual annual advisory fees (net of waivers) are within an acceptable range of the median of the respective peer group.

Nature, Extent and Quality of the Services under the Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the LPE Fund under the Investment Advisory and Management Agreement and the Investment Subadvisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Red Rocks in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Red Rocks’ investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Red Rocks. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the LPE Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Red Rocks’ management in connection with the LPE Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the LPE Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and further noted that they have received reports on these services and compliance issues from ALPS Advisors and Red Rocks at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and Red Rocks with respect to the LPE Fund.

LPE Fund Performance: The Trustees reviewed performance information for the LPE Fund for the 1-year, 2-year, 3-year, 4-year and
5-year periods ended March 31, 2014. That review included a comparison of the LPE Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the LPE Fund over more recent periods compared with the applicable performance peer universe of funds identified by an independent provider of investment company data. The Trustees also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees received and considered a projected profitability analysis prepared by ALPS Advisors and by Red Rocks based on the fees payable under the Investment Advisory and Management Agreement and Investment Sub-Advisory Agreement, respectively. In assessing the projected profitability analysis, the Trustees noted that the LPE Fund’s total fees and expenses (after waivers) were generally comparable to the median expenses of comparable funds identified by an independent provider of investment company data. The Trustees considered the statements by both ALPS Advisors and Red Rocks that the LPE Fund was currently profitable to both. The Trustees also considered information regarding another registered investment company for which Red Rocks provides services. The Board then reviewed and discussed ALPS Advisors’ and Red Rocks’ financial statements in order to analyze the financial condition and stability of each adviser.

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Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the LPE Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Red Rocks from their relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Red Rocks from their relationship with the LPE Fund, including whether soft-dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory and Management Agreement with ALPS Advisors and the Investment Sub-Advisory Agreement with Red Rocks. In selecting ALPS Advisors and Red Rocks and approving the investment advisory and sub-advisory agreements and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees (after waivers) to be received by ALPS Advisors with respect to the LPE Fund were within an acceptable range of others within such Fund’s expense peer group;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory and Management Agreement and by Red Rocks under the Investment Sub-Advisory Agreement were adequate;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Red Rocks’ other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the LPE Fund;

•

the performance of the LPE Fund was generally comparable, and in some cases more favorable, to the performance of the funds in its performance peer universe, selected by an independent provider of investment company data, over more recent periods;

•

the profit, if any, anticipated to be realized by ALPS Advisors and by Red Rocks in connection with the operation of the LPE Fund is not unreasonable, especially in light of the fee waiver agreement among the Trust, ALPS Advisors and Red Rocks; and

•	there were no material economies of scale or other benefits accruing to ALPS Advisors or Red Rocks in connection with its relationship with the LPE Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that ALPS Advisors’ and Red Rocks’ compensation for investment advisory services is consistent with the best interests of the LPE Fund and its shareholders.

ALPS | WMC Disciplined Value Fund

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement, and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Wellington, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS/WMC Disciplined Value Fund (the “WMC Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the tiered contractual annual advisory fee to be paid by (a) the Trust, on behalf of the WMC Fund, to ALPS Advisors of (i) 0.95% of the WMC Fund’s daily average net assets of $0-$250M; (ii) 0.85% of the WMC Fund’s daily average net assets between $250M-$500M ; and (iii) 0.75% of the WMC Fund’s daily average net assets over $500M and (b) by ALPS Advisors to Wellington of (i) 0.50% of the WMC Fund’s daily average net assets of $0-$250M; (ii) 0.40% of the WMC Fund’s daily average net assets between $250M-$500M; and (iii) 0.30% of the WMC Fund’s daily average net assets over $500M, in light of the extent and quality of the advisory services provided by the ALPS Advisors and Wellington to the WMC Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information comparing the WMC Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant expense peer group of funds provided by an independent provider of investment company data.

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Based on such information, the Trustees further determined that the actual annual advisory fees and the net total expense ratio of 1.40%, 2.15% and 1.15% for the WMC Fund’s Class A, Class C and Class I shares, respectively, taking into account the contractual fee waivers in place (subject to certain exclusions), though slightly above the medians for their respective peer groups, as provided by an independent provider of investment company data are within an acceptable range of such peer group medians when considered in light of service provided to the WMC Fund.

Nature, Extent and Quality of the Services under the Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the WMC Fund under the Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Wellington in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Wellington’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Wellington. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Wellington, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the WMC Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Wellington’s management in connection with the WMC Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the WMC Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and Wellington at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and Wellington with respect to the WMC Fund.

Performance: The Trustees reviewed performance information for the WMC Fund and the predecessor fund of the WMC Fund (December 31, 1999 inception) for the 1-year, 2-year, 3-year, 4-year, 5-year and 10-year periods ended March 31, 2014. That review included a comparison of the WMC Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the WMC Fund over much of those periods compared against funds identified by an independent provider of investment company data. The Trustees also considered Wellington’s discussion of the WMC Fund’s performance contributors and detractors and its portfolio position and outlook, as well as Wellington’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees received and considered a projected profitability analysis prepared by ALPS Advisors and pro-forma financial information from Wellington based on the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively. The Trustees considered the losses realized by ALPS Advisors in connection with the operation of the WMC Fund. The Trustees also considered the advisers’ statements regarding their continuing commitment to the WMC Fund despite these losses. In addition, the Trustees considered information provided by Wellington regarding their institutional fee schedule for comparable strategies. In assessing the projected profitability analysis and pro-forma financial information, the Trustees noted that the WMC Fund’s total expense ratios (after waivers) were within an acceptable range of the median expenses of comparable funds identified by an independent provider of investment company data. The Board then reviewed and discussed ALPS Advisors’ and Wellington’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the WMC Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Wellington from their relationship with the Trust.

Other Benefits to the Advisers: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Wellington from their relationship with the WMC Fund, including whether soft-dollar arrangements were used.

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The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Wellington. In selecting ALPS Advisors and Wellington and approving the investment advisory and sub-advisory agreements and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees (net of waivers) to be received by ALPS Advisors with respect to the WMC Fund were within an acceptable range of the median of others within such Fund’s peer group;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by Wellington under the Sub-Advisory Agreement were adequate;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Wellington’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the WMC Fund;

•	the performance of the WMC Fund was generally favorable compared with the performance of the funds in its performance peer universe selected by an independent provider of investment company data;
•

the profit, if any, anticipated to be realized by ALPS Advisors and by Wellington in connection with the operation of the WMC Fund is not unreasonable, especially in light of the fee waiver agreement between the Trust and ALPS Advisors, and to the extent currently unprofitable or profitable, each remains committed to the WMC Fund; and

•	there were no material economies of scale or other benefits accruing to either ALPS Advisors or Wellington in connection with its relationship with the WMC Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that ALPS Advisors’ and Wellington’s compensation for investment advisory services is consistent with the best interests of the WMC Fund and its shareholders.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS/CoreCommodity Management CompleteCommodities Strategy Fund (the “CoreCommodity Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the CoreCommodity Fund, to ALPS Advisors of 0.85% of the CoreCommodity Fund’s daily average net assets and (b) by ALPS Advisors to CoreCommodity of (i) 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and CoreCommodity to the CoreCommodity Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information comparing the CoreCommodity Fund’s contractual and actual (net of waivers) advisory fees and overall expenses with those of funds in the relevant expense peer group of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the actual annual advisory fees and the total expense ratio, in each case net of waivers, of 1.40% for Class A shares, 2.05% for Class C shares, and 1.15% for Class I shares of the CoreCommodity Fund, taking into account the contractual fee waivers in place, were within an acceptable range of others within such Fund’s peer universe.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the CoreCommodity Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors in its presentations, including its Form ADV.

The Trustees reviewed and considered ALPS Advisors’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by ALPS Advisors. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the CoreCommodity Fund.

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The Trustees considered the background and experience of ALPS Advisors’ management in connection with the CoreCommodity Fund.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and CoreCommodity at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and CoreCommodity with respect to the CoreCommodity Fund.

CoreCommodity Fund Performance: The Trustees reviewed performance information for the CoreCommodity Fund for the 1-year, 2-year and 3-year periods ended March 31, 2014. The review included a comparison of the CoreCommodity Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted that the CoreCommodity Fund had generally favorable relative performance for each of the more recent periods when compared against comparable funds identified by an independent provider of investment company data. The Trustees also considered ALPS Advisors’ CoreCommodity’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Total Expense Ratios and the Advisers’ Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors based on the fees payable under the Investment Advisory Agreement. In assessing the projected profitability analysis, the Trustees noted that the CoreCommodity Fund’s total expense ratios were within an acceptable range of the median expenses of comparable funds identified by an independent provider of investment company data. The Trustees considered that the CoreCommodity Fund was currently profitable to ALPS Advisors without the inclusion of distribution-related expenses. The Board then reviewed and discussed ALPS Advisors’ financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or CoreCommodity from their relationship with the Trust.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and CoreCommodity from their relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors. In selecting ALPS Advisors and approving the investment advisory agreement and fees under the agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees (net of waivers) to be received by ALPS Advisors with respect to the CoreCommodity Fund were within an acceptable range of others within such Fund’s peer group;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement were adequate;
•

the performance of the CoreCommodity Fund was generally favorable relative to the performance of the funds in its performance peer universe selected by an independent provider of investment company data over more recent periods;

•	there was no comparable account information of ALPS Advisors for the Trustees to consider;
•

the future profit, if any, anticipated to be realized by ALPS Advisors in connection with the operation of the CoreCommodity Fund is not unreasonable, especially in light of the fee waiver agreement between the Trust and CoreCommodity; and to the extent currently unprofitable, ALPS Advisors remains committed to the CoreCommodity Fund; and

•	there were no material economies of scale or other benefits accruing to ALPS Advisors in connection with its relationship with the CoreCommodity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ compensation for investment advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

RiverFront Global Allocation Series

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the Sub-Advisory Agreement with RiverFront

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Investment Group, LLC (“RiverFront”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement, and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with RiverFront, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Global Allocation Series (the “RiverFront Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the RiverFront Funds, to ALPS Advisors of 0.85% of each of the RiverFront Fund’s daily average net assets and (b) by ALPS Advisors to RiverFront of 0.60% of each of the RiverFront Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the ALPS Advisors and RiverFront to the RiverFront Funds.

The Board received and considered information comparing the RiverFront Funds’ actual advisory fees and overall expenses (net of waivers) with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the actual annual advisory fees and the total expense ratios for Class A, Class C, Class I, Class L and Investor Class shares of each of the RiverFront Funds, taking into account the contractual fee waivers in place (subject to certain exclusions), are comparable to, and in some cases lower than, others within such Fund’s peer group.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the RiverFront Funds under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and RiverFront in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and RiverFront’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and RiverFront. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the RiverFront Funds.

The Trustees considered the background and experience of ALPS Advisors’ and RiverFront’s management in connection with the RiverFront Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the RiverFront Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and RiverFront at each regular Board meeting throughout the year related to the services rendered by ALPS Advisors and RiverFront with respect to the RiverFront Funds.

RiverFront Funds’ Performance: The Trustees reviewed performance information for each RiverFront Fund for the 1-year, 2-year and 3-year periods ended March 31, 2014, as applicable. The review included a comparison of each of the RiverFront Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted that, while the net total return performance for each Fund was generally below the respective performance universe average, such performance was still within an acceptable range of the average and applicable benchmark. The Trustees also considered RiverFront’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees received and considered a projected profitability analysis prepared by ALPS Advisors and by RiverFront based on the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively. In assessing the projected profitability analysis, the Trustees noted that the total expense ratios for each of the RiverFront Funds (net of waivers) were either within an acceptable range of or below the median expenses of comparable funds identified by an independent provider of investment company data. In addition, the Trustees noted certain information provided by RiverFront regarding its typical fee ranges for UMA and SMA accounts. The Trustees considered that certain of the RiverFront Funds were profitable to ALPS Advisors without the inclusion of distribution-related expenses, and that all of the RiverFront Funds were currently profitable to RiverFront excluding the RiverFront Conservative Income Builder Fund. The Trustees also considered ALPS Advisors’ and RiverFront’s statements regarding their continuing commitment to the RiverFront Funds despite any losses with respect to certain of the Funds. The Board then reviewed and discussed ALPS Advisors’ and RiverFront’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

217 | October 31, 2014

Additional Information
October 31, 2014 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Funds were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or RiverFront from their relationship with the Trust.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and RiverFront from their relationship with the RiverFront Funds, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with RiverFront. In selecting ALPS Advisors and RiverFront and approving the investment advisory and sub-advisory agreements and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the actual investment advisory fees (net of waivers) to be received by ALPS Advisors with respect to the RiverFront Funds were comparable to, and in certain cases lower than, others within each Fund’s respective peer group;

•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by RiverFront under the Sub-Advisory Agreement were adequate;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to RiverFront’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the RiverFront Funds;

•

the performance of each of the RiverFront Funds was generally within an acceptable range of the performance of the Funds in each Fund’s performance peer universe selected by an independent provider of investment company data;

•

the profit, if any, anticipated to be realized by ALPS Advisors and by RiverFront in connection with the operation of the RiverFront Funds is not unreasonable, especially in light of the fee waiver agreement among the Trust, ALPS Advisors and RiverFront, and to the extent currently unprofitable, ALPS Advisors and RiverFront remain committed to each of the RiverFront Funds; and

•	there were no material economies of scale or other benefits accruing to either ALPS Advisors or RiverFront in connection with its relationship with the RiverFront Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and RiverFront’s compensation for investment advisory services is consistent with the best interests of each of the RiverFront Funds and its shareholders.

ALPS | Kotak India Growth Fund

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the Sub-Advisory Agreement with Kotak Mahindra (UK) Limited (“Kotak”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement, and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Kotak, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS/Kotak India Growth Fund (the “India Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by (a) the Trust, on behalf of the India Fund, to ALPS Advisors of 1.25% of the India Fund’s daily average net assets and (b) by ALPS Advisors to Kotak of (i) 1.15% of the India Fund’s daily average net assets on the first $50 million and 1.05% of the India Fund’s daily average net assets over $50 million, in light of the extent and quality of the advisory services provided by the ALPS Advisors and Kotak to the India Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information comparing the India Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant expense group of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the actual annual advisory fees (net of waivers) were lower than the median of the other funds in the India Fund’s peer group, while the total expense ratio (net of waivers) of 2.00%, 2.60% and 1.60% for Class A shares, Class C shares, and Class I shares, respectively, of the India Fund was within an acceptable range of others within such Fund’s peer fund group.

218 | October 31, 2014

Additional Information
October 31, 2014 (Unaudited)

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the India Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Kotak in each of their presentations, including their Forms ADV and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Kotak’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ALPS Advisors and Kotak. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and Kotak, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the India Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Kotak’s management in connection with the India Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the India Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and noted that they have received reports on these services and compliance issues from ALPS Advisors and Kotak at each regular Board meeting through the year related to the services rendered by ALPS Advisors and Kotak with respect to the India Fund.

India Fund Performance: The Trustees reviewed performance information for the India Fund for the 1-year, 2-year and 3-year periods ended March 31, 2014. The review included a comparison of the India Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data. The Trustees also considered Kotak’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors and by Kotak based on the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively. The Trustees also considered information provided by Kotak regarding fee schedules applicable to certain collective investment vehicles managed by Kotak and marketed outside the United States and certain other institutional clients. The Trustees considered the losses realized by ALPS Advisors and by Kotak in connection with the operation of the India Fund. The Trustees also considered the advisers’ statements regarding their continuing commitment to the India Fund despite these losses. In assessing the projected profitability analysis, the Trustees noted that the India Fund’s total expense ratios (net of waivers) were within an acceptable range of the median expenses of comparable funds identified by an independent provider of investment company data. The Board then reviewed and discussed ALPS Advisors’ and Kotak’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the India Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ALPS Advisors or Kotak from their relationship with the Trust.

Other Benefits to the Adviser:  The Trustees reviewed and considered any other benefits derived or to be derived by ALPS Advisors and Kotak from their relationship with the India Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Kotak. In selecting ALPS Advisors and Kotak and approving the investment advisory and sub-advisory agreements and fees under such agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory and sub-advisory agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the actual investment advisory fees (net of waivers) received by ALPS Advisors with respect to the India Fund were generally lower than the median of the others within such Fund’s peer group;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement and by Kotak under the Sub-Advisory Agreement were adequate;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Kotak’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the India Fund;

•

the performance of the India Fund was generally favorable to the performance of the funds in its performance peer universe selected by an independent provider of investment company data over more recent periods;

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Additional Information
October 31, 2014 (Unaudited)

•	to the extent the India Fund is currently unprofitable to ALPS Advisors and Kotak, each remains committed to the India Fund;
•	there were no material economies of scale or other benefits accruing to ALPS Advisors or Kotak in connection with its relationship with the India Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Kotak’s compensation for investment advisory services is consistent with the best interests of the India Fund and its shareholders.

ALPS | Alerian MLP Infrastructure Index Fund

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS/Alerian MLP Infrastructure Index Fund (the “Alerian Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Alerian Fund, to ALPS Advisors of 0.70% of the Fund’s daily net assets, in light of the extent and quality of the advisory services to be provided by ALPS Advisors to the Alerian Fund.

The Trustees considered the information they received comparing the Alerian Fund’s actual and contractual annual advisory fee and overall expenses with those of funds in the relevant expense group of funds provided by an independent provider of investment company data.

The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

Based on such information, the Trustees further determined that the actual annual advisory fee for the Alerian Fund and the total expense ratio (in each case net of waivers) of 1.25% for Class A, 1.85% for Class C and 0.85% for Class I shares of the Fund, taking into account the contractual fee waiver in place, are less than the median of other funds within the Alerian Fund’s peer fund group.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Alerian Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors in its presentation, including its Form ADV.

The Trustees reviewed and considered ALPS Advisors’ investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by ALPS Advisors and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Alerian Fund.

The Trustees considered the background and experience of ALPS Advisors’ management in connection with the Alerian Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Alerian Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ Code of Ethics.

Alerian Fund Performance: The Trustees reviewed performance information for the Alerian Fund for the 1-year period ended March 31, 2014. The review included a comparison of the Alerian Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees considered that, unlike many of its competitors, the Alerian Fund was based on a passive, index-tracking strategy and was not actively managed. The Trustees also considered ALPS Advisors’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors based on the fees payable under the Investment Advisory Agreement. The Trustees also considered information provided by ALPS Advisors regarding the fee rate applicable to a different investment company utilizing a similar strategy, noting ALPS Advisors’ statements regarding differences in competitive markets and operational structures. The Trustees considered the losses realized by ALPS Advisors

220 | October 31, 2014

Additional Information
October 31, 2014 (Unaudited)

in connection with the operation of the Alerian Fund. The Trustees also considered ALPS Advisors’ statements regarding its continuing commitment to the Alerian Fund despite these losses. In assessing the profitability analysis, the Trustees noted that the Alerian Fund’s total expense ratios (net of waivers) were generally below that of the median expenses of comparable funds identified by an independent provider of investment company data. The Board then reviewed and discussed ALPS Advisors’ financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Alerian Fund would be passed along to the shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the Alerian Fund, including whether soft dollar arrangements were used.

In selecting ALPS Advisors as the Alerian Fund’s investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees (net of waivers) received by ALPS Advisors with respect to the Alerian Fund were generally lower than the median of other funds within such Fund’s peer group;
•	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement were adequate;
•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Alerian Fund;

•

the performance history of the Alerian Fund was within a reasonable range of those funds in its peer performance universe selected by an independent provider of investment company data, bearing in mind that the fact that unlike many funds in the peer universe it did not follow an active management investment strategy;

•

the profit, if any, anticipated to be realized by ALPS Advisors in the future in connection with the operation of the Alerian Fund is not unreasonable to the Alerian Fund, and to the extent currently unprofitable to ALPS Advisors, it remains committed to the Alerian Fund; and

•	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors in connection with its relationship with the Alerian Fund at this time.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ compensation for investment advisory services is consistent with the best interests of the Alerian Fund and its shareholders.

ALPS | Sterling ETF Tactical Rotation Fund

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), and the Sub-Advisory Agreement with Sterling Global Strategies LLC (“Sterling”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement, and other related materials.

In approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Sterling, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS/Sterling ETF Tactical Rotation Fund (the “Sterling Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid (a) by the Trust, on behalf of the Sterling Fund, to ALPS Advisors of 0.95% of the Sterling Fund’s daily average net assets and (b) the contractual annual sub-advisory fee to be paid by ALPS Advisors to Sterling of 0.60% of the Sterling Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by each to the Sterling Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the proposed amended Fund Accounting and Administration Agreement with ALPS.

The Trustees considered the information they received comparing the Sterling Fund’s contractual annual advisory fees and overall expenses with those of funds in the relevant expense peer group provided by an independent provider of investment company data.

221 | October 31, 2014

Additional Information
October 31, 2014 (Unaudited)

Based on such information, the Trustees further determined that the contractual annual advisory fee of 0.95% of the Sterling Fund’s daily average net assets, and total expenses of 1.55%, 2.15% and 1.15% for the Class A, Class C and Class I shares, respectively, after taking into account the contractual fee waiver in place between the Trust and Sterling, subject to certain exclusions, were expected to be below the median of the funds within the Sterling Fund’s anticipated expense peer group.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Sterling Fund under the Investment Advisory Agreement and Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Sterling in their presentations, including their Form ADVs, financial statements and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Sterling’s investment advisory personnel, their history as asset managers and the amount of assets currently under management by each. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisor and Sterling, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Sterling Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Sterling’s management in connection with the Sterling Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Sterling and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and Sterling’s codes of ethics.

Performance: The Trustees noted that since the Sterling Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered the limitations on the comparability of performance information for certain related funds and accounts. The Trustees considered ALPS Advisors’ and Sterling’s reputation generally and their investment techniques, risk management controls and decision-making processes.

The Advisers’ Profitability: The Trustees received and considered a projected profitability analysis prepared by each of ALPS Advisors and Sterling based on the fees payable under the respective Investment Advisory Agreement and Sub-Advisory Agreement, as applicable. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and Sterling in connection with the operation of the Sterling Fund. To the extent indicated by ALPS Advisors or Sterling that the Sterling Fund would not be immediately profitable, the Board recognized the commitment made by each to the Fund. The Board then reviewed and discussed ALPS Advisors’ and Sterling’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Sterling Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Advisers: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors and Sterling from their relationship with the Sterling Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Sterling. In selecting ALPS Advisors and Sterling, and the fees charged under the Investment Advisory Agreement and Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement or Sub-Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—

the investment advisory fee to be received by ALPS Advisors, and the projected total expense ratios with respect to the Sterling Fund after taking into account contractual fee waivers, were general below the median of others within the Fund’s peer group, and that the sub-advisory fees were to be paid by ALPS Advisors and not paid directly by the Fund;

—	the nature, extent and quality of services to be rendered by ALPS Advisors under the Investment Advisory Agreement, and Sterling under the Sub-Advisory Agreement, are adequate;
—

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Sterling’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Sterling Fund;

—	there was no performance history for the Sterling Fund for the Board to consider;

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Additional Information
October 31, 2014 (Unaudited)

—	the terms of the proposed fee waiver and expense limitation agreement between the Trust, on behalf of the Sterling Fund, and Sterling, were not unreasonable;
—	there was no historical profitability for the adviser and the sub-advisor with respect to the Sterling Fund for the Board to consider; and
—	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and Sterling in connection with their relationship with the Sterling Fund, at this time.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Sterling’s compensation for investment advisory services is consistent with the best interests of the Sterling Fund and its shareholders.

223 | October 31, 2014

Trustees and Officers
October 31, 2014 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll-free) (866) 759-5679.

  INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	67	Ms. Anstine is a Trustee of ALPS ETF Trust (14 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	32	None.

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	67	Mr. Deems is a Trustee of ALPS ETF Trust (14 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, RREEF America, Westport Resources, Concise Capital Management, LP, Amundi Smith Breeden LLC, Sound Point Capital Management, L.P. or Sterling Global Strategies LLC provides investment advisory services (currently 38 funds, 0 funds, 0 funds, 3 funds, 1 fund, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds and 0 funds, respectively).

224 | October 31, 2014

Trustees and Officers
October 31, 2014 (Unaudited)

  INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	36	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part- owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				32	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, RREEF America, Westport Resources, Concise Capital Management, LP, Amundi Smith Breeden LLC, Sound Point Capital Management, L.P. or Sterling Global Strategies LLC provides investment advisory services (currently 38 funds, 0 funds, 0 funds, 3 funds, 1 fund, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds and 0 funds, respectively).

225 | October 31, 2014

Trustees and Officers
October 31, 2014 (Unaudited)

  INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				37	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, RREEF America, Westport Resources, Concise Capital Management, LP, Amundi Smith Breeden LLC, Sound Point Capital Management, L.P. or Sterling Global Strategies LLC provides investment advisory services (currently 38 funds, 0 funds, 0 funds, 3 funds, 1 fund, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds, 0 funds and 0 funds, respectively).

226 | October 31, 2014

Trustees and Officers
October 31, 2014 (Unaudited)

  OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

227 | October 31, 2014

ANNUAL REPORT | October 31, 2014

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.                           ALP000844

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended October 31, 2014, April 30, 2014 and April 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $241,500, $447,000 and $407,000, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2014, April 30, 2014 and April 30, 2013, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0, $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended October 31, 2014, April 30, 2014 and April 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $45,545, $112,280 and $104,120, respectively. The fiscal year 2014 and 2013 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended October 31, 2014, April 30, 2014 and April 30, 2013, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $66,004 in fiscal year ended October 31, 2014, $153,978 in fiscal year ended April 30, 2014 and $128,443 in fiscal year ended April 30, 2013. These fees consisted of non-audit fees billed to (i) the Registrant of $45,545 in fiscal year ended October 31, 2014, $112,280 in fiscal year ended April 30, 2014 and $104,120 in fiscal year ended April 30, 2013 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $20,459 in fiscal year ended October 31, 2014, $41,698 in fiscal year ended April 30, 2014 and $24,323 in fiscal year ended April 30, 2013. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on July 7, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 8, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	January 8, 2015